Prospectus
May 1, 2021
Flexible Payment Variable Annuity
Issued by The Northwestern Mutual Life Insurance Company
and NML Variable Annuity Account A

This prospectus describes an individual flexible payment variable annuity contract (the “Contract”) designed for use by self-employed persons and their eligible employees in tax-qualified retirement plans. The Contract provides for accumulation of Contract Value on a variable and/or a fixed basis and a payment of annuity benefits on a fixed or variable basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:
Variable Options
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio
Focused Appreciation Portfolio
Large Cap Core Stock Portfolio
Large Cap Blend Portfolio
Index 500 Stock Portfolio
Large Company Value Portfolio
Domestic Equity Portfolio
Equity Income Portfolio
Mid Cap Growth Stock Portfolio
Index 400 Stock Portfolio
Mid Cap Value Portfolio
Small Cap Growth Stock Portfolio
Index 600 Stock Portfolio
Small Cap Value Portfolio
International Growth Portfolio
Research International Core Portfolio
International Equity Portfolio
Emerging Markets Equity Portfolio
Government Money Market Portfolio
Short-Term Bond Portfolio
Select Bond Portfolio
Long-Term U.S. Government Bond Portfolio
Inflation Protection Portfolio
High Yield Bond Portfolio
Multi-Sector Bond Portfolio
Balanced Portfolio
Asset Allocation Portfolio
Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio
VIP Contrafund® Portfolio
Neuberger Berman Advisers
Management Trust
Sustainable Equity Portfolio
Russell Investment Funds
U.S. Strategic Equity Fund
U.S. Small Cap Equity Fund
Global Real Estate Securities Fund
International Developed Markets Fund
Strategic Bond Fund
Russell Investment Funds LifePoints®
Variable Target Portfolio Series
Moderate Strategy Fund
Balanced Strategy Fund
Growth Strategy Fund
Equity Growth Strategy Fund
Credit Suisse Trust
Commodity Return Strategy Portfolio

Fixed Options
Guaranteed Interest Fund 1	Guaranteed Interest Fund 8
The Contract (including the fixed options) and the variable options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. You could lose the money you invest in this Contract. All contractual guarantees (including the fixed options) are contingent upon the claims-paying ability of the Company. Some terms of the Contract may differ from the terms of the Contract delivered in another state because of state specific legal requirements. All material state variations are described in Appendix C.
Please read carefully this prospectus or any accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.
You may cancel your Contract within 10 days of receiving it without paying fees or penalties.
In some states, this cancellation period may be longer. Depending on your state of issue, upon cancellation you will receive either the full amount of your Purchase Payment(s) or your Contract Value. You should review the prospectus, or consult with your financial representative, for additional information about the specific cancellation terms that apply
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold. Our Distributor may limit sales of the Contract to certain government entities and government entity plans. Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

As permitted by regulations adopted by the SEC, paper copies of your underlying portfolios’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from us. Instead, your portfolio annual and semi-annual reports will be made available on www.nmfundreports.com and you will be notified by mail each time a report is posted and provided with a link to access the report for each Portfolio. If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically and you need not take any action. You may elect to receive shareholder reports (and other communications) electronically by signing up for eDelivery at www.NorthwesternMutual.com/eDelivery. You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling us at (866) 910-1232. Your election to receive shareholder reports in paper will apply to all future reports for all Portfolios under your Contract.

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Glossary of Special Terms
Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:
Accumulation Unit—An accounting unit of measure representing the Contract Value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.
Annuitant—The person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Primary Annuitant. If the Contract is annuitized under a single life income plan, there will be one Annuitant. If the Contract is annuitized under a joint life income plan, there will be two Joint Annuitants.
Annuity Payments—Money we pay pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a variable income plan; (2) a fixed income plan; or (3) in cash.
Annuity Unit—An accounting unit of measure representing the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin.
Beneficiary—A person who receives payments under the Contract upon the death of the Annuitant before the Maturity Date provided that the Annuitant was an Owner of the Contract at the time of death.
Company—The Northwestern Mutual Life Insurance Company.
Contract—The agreement between you and us described in this variable annuity prospectus. During the accumulation period of the Contract, you may invest money under your Contract and any earnings on your investment will accumulate on a tax-deferred basis. During the annuitization period, you receive periodic payments based largely on the amounts you accumulate, all or a portion of which will be taxable as ordinary income.
Contract Value—The value of your Contract on any Valuation Date is the sum of: (1) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (2) the sum of your amounts allocated to any Guaranteed Account, plus credited interest; less (3) any withdrawals from any Guaranteed Account and any applicable Market Value Adjustment or charges under the Contract deducted from any Guaranteed Account.
Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.
Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company or as a unit investment trust, or is not required to be registered under the 1940 Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.
General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.
Guaranteed Account—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a term of a specified duration (called a “Guaranteed Period”).
Income Plan—An optional method of receiving the death benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”
Market Value Adjustment—An amount that may be credited (or charged) upon a withdrawal from a multi-year Guaranteed Account before the end of a Guaranteed Period.
Maturity Date—The date, stated on the specifications page of the Contract, on which Purchase Payments cease and Annuity Payments become payable. The maximum Maturity Date is stated on the specifications page of the Contract and may not be changed.
Northwestern Mutual—The Northwestern Mutual Life Insurance Company.
Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides.
Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.
Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.
Prospectus—The full statutory prospectus for the Contract.
Required Minimum Distribution (“RMD”)—A minimum amount that federal tax law generally requires be withdrawn from certain tax-qualified annuities each year.
Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.
Account A Prospectus  1

Summary Prospectus—This document is a summary version of the Contract, which summarizes key information found in the Prospectus for the Contract.
Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.
This prospectus describes two classes of the Select Payment Variable Annuity Contract: a front-load version (in which a sales charge is assessed when Purchase Payments are made) and a back-load version (in which a sales charge is assessed if and when amounts are withdrawn).
2  Account A Prospectus

Important Information You Should Consider About the Contract
	FEES AND EXPENSES			Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawal
For back-load Contracts, if you withdraw amounts or surrender your Contract for up to eight years following the applicable Purchase Payment(s), you will be assessed a surrender charge of up to 6% of the Purchase Payment(s).
For example, if you surrender your back-load Contract before your first Contract anniversary and your total initial investment was $100,000, you will pay a surrender charge of up to $6,000.
Fee and Expense Tables – Contract Fees and Expenses
Transaction Charges
In addition to surrender and withdrawal charges, you may also be charged for other transactions, such as certain tax-related charges, a front-end sales load on front-load Contracts, as well as charges for expedited delivery or wire transfers.
The maximum sales load on a front-load Contract is 4.5% as a percentage of
Purchase Payments.
Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fee and Expense Tables – Contract Fees and Expenses, Range of Annual Portfolio Operating Expenses, and Examples
	Annual Fee	Minimum	Maximum
	Base Contract (varies depending on whether Contract is front-load or back-load)	0.50%[1]	1.50%[1]
	Investment Options (Portfolio company fees and expenses)	0.21%[2]	1.41%[2]
	Optional Benefits Available for an Additional Charge (for single optional benefit if elected)	0.10%[3]	0.40%[3]
1 As a percentage of Separate Account assets. [2] As a percentage of Portfolio assets. [3] As a percentage of entire benefit.
Account A Prospectus  3

	FEES AND EXPENSES		Cross-Reference(s) to Location in Prospectus

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

	LOWEST ANNUAL COST $678[1]	HIGHEST ANNUAL COST $3,509[1]
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract
Classes and Portfolio fees and expenses
•No optional benefits
•No sales charges
•No additional Purchase Payments,
transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination
of Contract Classes and
Portfolio fees and expenses
•No sales charges
•No additional Purchase
Payments, transfers or
withdrawals

[1] The lowest and highest dollar amount of fees that would be assessed, based on the assumptions described in the tabular presentation above, for each of the first 10 Contract years.
RISKS
Risk of Loss	You can lose money by investing in the Contract.		The Investment Options
Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings.
Surrender and withdrawal charges may apply to Purchase Payments for up to eight years, your Contract Value will be reduced if you withdraw money and withdrawals may be subject to income taxes and tax penalties or other unfavorable treatment.
The Contract – Generally
Risks Associated with Investment Options
Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options
(Portfolios) and fixed account options you choose. Each Portfolio (including any fixed account investment options) will have its own unique risks. You should review these investment options Portfolios before making an investment decision.
The Guaranteed Interest Fund 8 (GIF 8), a fixed investment option offered under the Contract, is subject to the risk of negative Market Value Adjustment (MVA), which could decrease the amount available for transfer or withdrawal from the
GIF 8. You should carefully consider the effects of a negative MVA before making a transfer or withdrawal from GIF 8.
The Investment Options
Insurance Company Risks
Investment in the Contract is subject to the risks related to the depositor
(Northwestern Mutual), and any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling (888)
455-2232.
The Company
4  Account A Prospectus

	RESTRICTIONS	Cross-Reference(s) to Location in Prospectus
Investments
Transfer requests involving the fixed account options are subject to special restrictions, including individual state law restrictions as to availability or amounts. These options are available only during the accumulation phase of your
Contract and after your initial investment may be subject to limits on additional amounts, including minimum required investments or maximum limits on total amounts. Transfers out of these fixed options are also subject to specific limitations, including charges, and monies moved out of these options may limit the availability of any positive market value adjustment that might otherwise apply.
Transfers among Divisions are subject to the Contract’s short-term and excessive trading policies.
Under certain circumstances Northwestern Mutual reserves the right to remove a
Portfolio or substitute another Portfolio for such Portfolio.

The Investment
Options – Fixed
Options and The
Contract – Purchase
Payments Under the
Contract
(Guaranteed
Account Investment
Minimums and
Maximums)
The Investment
Options (Short Term
and Excessive
Trading)
Contract Owner
Services
(Substitution of
Portfolio Shares and
Other Changes)

Optional Benefits	Optional benefits may be subject to additional charges that may vary by issue age, are not available for all issue ages, must be elected at issue and cannot be added once it is removed or expires.	The Contract – Death Benefit (Enhanced Death Benefit Examples)
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals (and some distributions) will generally be subject to ordinary income tax rates, and may be subject to penalties.
Federal Income Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation
The Contract is sold exclusively through financial representatives of
Northwestern Mutual’s affiliated broker-dealer, who are compensated with a commission based on a percentage of Purchase Payments, and Northwestern
Mutual may share revenue it earns on the Contract with its affiliated broker-
dealer. These financial representatives may have a financial incentive to offer or recommend the Contract over other investments.
Additional Information – The Distributor
Exchanges
Some financial representatives may have a financial incentive to offer a new
Contract in place of the one you already own. You should only exchange an existing contract if you determine, after comparing the features, fees and risks of both contracts, that it is preferable to purchase the new Contract rather than continue to own an existing contract.
Additional Information – The Distributor

Overview of the Contract
The Contract is an individual flexible payment variable annuity contract, the purpose of which is primarily to provide for the accumulation of value through variable or fixed investment options, and payment of annuity benefits on a fixed or variable basis through allocations to a variety of Portfolios and/or fixed account options. The Contract is sold for use under a variety of tax-qualified and nontax-qualified plans and may be appropriate if you have a long-term investment horizon. It is not intended for short-term investment and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
During the years when funds are being paid into your Contract, known as the accumulation (savings) phase, the earnings accumulate on a tax-deferred basis. The annuitization (income) period begins when you start receiving a stream of periodic annuity payments under your Contract that begin on the date you select, and all or a portion of such payments will be taxed as ordinary income. Once you annuitize your Contract, your withdrawal rights will depend on the income plan selected. The amount you accumulate under your Contract, including the
Account A Prospectus  5

results of investment performance of your Divisions and interest earned under the fixed options will determine the amount of your monthly annuity payments. Additional information about the Portfolios in which the Divisions invest is provided in the Appendix (see “Appendix A: Portfolios Available Under Your Contract).
In addition to the Divisions which vary with the investment experience of the underlying Portfolios , the Contract offers two fixed options (Guaranteed Interest Fund 1, or GIF 1, and Guaranteed Interest Fund 8, or GIF 8) that credit interest at declared rates.
Below are other features and options that the Contract offers.
•
Contract classes. The Contract currently offers two classes for new investors, a front-load version (in which a sales charge is assessed when Purchase Payments. are made) and a back-load version (in which a sales charge is assessed if and when amounts are withdrawn).
•
Accessing your money. During the accumulation phase, you may make a withdrawal of your Contract Value or surrender the Contract by submitting a request in writing or by telephone, subject to our administrative procedures. We will waive the surrender charge for up to 10% of Contract Value withdrawn each year subject to certain conditions. All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the annuitization period will depend on the variable income plan selected.
•
Tax treatment. You may transfer Contract Value among the Divisions and the fixed options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when (1) you make a withdrawal or surrender; (2) you receive an annuity payments under the Contract; or (3) upon payment of the death benefit.
•
Preservation+ Strategy. You may allocate all or a portion of your initial Purchase Payment to the Preservation+ Strategy. The Preservation+ Strategy is designed to preserve the principal of the amount you allocate to the strategy through the crediting of a fixed rate of interest to the portion invested in GIF 8 while permitting participation in the potential risk and returns of your selected Divisions. We limit your initial deposit to the Preservation+ Strategy to a maximum of $100,000.
•
Asset Allocation Models. We make available five asset allocation models at no charge. Each model is comprised of a combination of Divisions representing various asset classes. The models represent various levels of risk ranging from conservative to very aggressive.
•
Standard Death Benefit. Your Contract includes a death benefit that will pay your designated beneficiaries (1) the Contract Value if an Annuitant dies before the Contract Maturity Date and on or after his or her 75th birthday, or (2) the greater of the Contract Value or Purchase Payments. less any adjustment for each withdrawal if an Annuitant dies before the Contract Maturity Date and before his or her 75th birthday. If an Annuitant dies after the Contract Maturity Date or any time after Annuitant Payments begin, no death benefit is payable. The Contract has an Enhanced Death Benefit option available for an additional charge.
•
Additional Features and Services. We make certain additional services available under the Contract at no additional charge:
The Automatic Dollar Cost Averaging Plan allows you to transfer a set amount from the Government Money Market Division to other Divisions on a regular schedule. The Portfolios Rebalancing feature automatically rebalances your Contract Value among your selected Divisions in order to restore your allocation to the original level. You may participate only in one of the Automatic Dollar Cost Averaging Plan and Portfolios Rebalancing feature at a time. We also allow automatic transfers or sweeps of interest from the GIF 1 to any combination of the Divisions monthly, quarterly, semi-annually or annually. We do not charge for participation in these features.
The Systematic Withdrawal Plan allows you to set up automatic monthly withdrawals from your Contract Value. We will take any withdrawal under this plan proportionally from your Contract Value in your selected investment options or the investment options you designate subject to certain conditions. We do not charge for participation in this feature.
The Terminal Illness Benefit allows you to withdrawal all or a portion of your Contract Value without incurring a withdrawal charge if the Primary Annuitant is terminally ill (as defined in the Terminal Illness Benefit Rider) and has a life expectancy of 12 months or less. The Nursing Home Benefit allows you to withdraw all or a portion of your Contract Value without incurring a withdrawal charge if the Primary Annuitant has been confined for at least 90 consecutive days to a licensed nursing facility or hospital and certain other conditions are satisfied. See the prospectus for a full explanation of the required conditions. The Terminal Illness and Nursing Home Benefits are not available in New York.
6  Account A Prospectus

Fee and Expense Tables
Contract Fees and Expenses
The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. There are two sets of tables: one for a front-load Contract (in which a sales charge is assessed when Purchase Payments are made) and one for a back-load Contract (in which a sales charge is assessed if and when amounts are withdrawn). Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or make withdrawals from the Contract, or transfer Contract value between investment options. These tables do not include any charge for state premium tax deductions, which we do not charge for at present, but we reserve the right to do so.
Each table shows the maximum and current fees and expenses for multiple Contract versions. The first column [(the “RR” series)] shows the maximum and current fees and expenses related to the current Contract version. The subsequent columns show the maximum and current fees and expenses for each prior Contract versionshown in Appendix B in the Prospectus..

Front-Load Contract (in which a sales charge is assessed when Purchase Payments are made)
Transaction Expenses	Current Contract[1]		Prior Contracts[1]
	[RR]		[QQ]		[LL]		[JJ/KK]
	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee
Maximum Sales Load (as a percentage of Purchase Payments)[2]	4.5%	%4.5	4.0%	4.0%	3.0%	3.0%	8.0%	8.0%
Withdrawal Charge	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Transfer Fee	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Expedited Delivery Charge[3]	$17	$17	$17	$17	$17	$17	$17	$17
Wire Transfer Fee[4]	$15	$15	$15	$15	$15	$15	$15	$15
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio Company fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges as shown below.
Annual Contract Expenses	Current Contract[1]		Prior Contracts[1]
	[RR]		[QQ]		[LL]		[JJ/KK]
	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee
Administrative Expenses[5]	$30	$30	$30	$30	$30	$30	N/A	N/A
Base Contract Expenses (as a percentage of Separate Account assets)[6]	0.75%	0.50%	0.75%	0.40%	1.0%	0.75%	1.0%	0.75%
Optional Enhanced Death Benefit Expenses (as a percentage of the entire benefit)[7]	0.40%	0.40%	N/A	N/A	N/A	N/A	N/A	N/A

Back-Load Contract (in which a sales charge is assessed if and when amounts are withdrawn)
Transaction Expenses	Current Contract[1]		Prior Contracts[1]
	[RR]		[QQ]		[MM]
	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee
Sales Load (as a percentage of Purchase Payments)[2]	N/A	N/A	N/A	N/A	N/A	N/A
Maximum Withdrawal Charge for Sales Expenses	6.00%	6.00%	8.00%	8.00%	8.00%	8.00%
Transfer Fee	N/A	N/A	N/A	N/A	N/A	N/A
Expedited Delivery Charges[3]	$17	$17	$17	$17	$17	$17
Wire Transfer Fee[4]	$15	$15	$15	$15	$15	$15
Account A Prospectus  7

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio company fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges as shown below.
Annual Contract Expenses	Current Contract[1]		Prior Contracts[1]
	[RR]		[QQ]		[MM]
	Maximum Fee	Current Fee	Maximum Fee	Current Fee	Maximum Fee	Current Fee
Administrative Expenses[5]	$30	$30	$30	$30	$30	$30
Base Contract Expenses (as a percentage of Separate Account assets)[6]	1.50%	1.25%	1.50%	1.25%	1.50%	1.25%
Optional Enhanced Death Benefit Expenses (as a percentage of the entire benefit)[7]	0.40%	0.40%	N/A	N/A	N/A	N/A

1 Each table shows the maximum and current fees and expenses for multiple Contract versions. The first column [the “RR” series] shows the maximum and current fees and expenses related to the current Contract version. The subsequent columns show the maximum and current fees and expenses for each prior Contract version shown in Appendix B in the Prospectus.
2 The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments. For the back-load Contracts, the base contract expense and the withdrawal charge depend on the length of time amounts have been held under the Contract and the size of the amounts held. (See “Base Contract Charges” and “Withdrawal Charges—Withdrawal Charge Rates.”)
3 For express mail delivery with signature required; the express mail delivery charge without signature is $15.
4 We also charge $15 for wire transfers in connection with withdrawals.
5 We charge an Annual Contract Fee of $30. We are currently waiving the Annual Contract Fee if Purchase Payments less withdrawals equal or exceed $25,000. We reserve the right to change this practice in the future. We will give at least 30 days prior notice.
6 We reserve the right to increase the current base contract expenses to the maximum annual rate of 0.75% for the front-load Contract. For back-load Contracts, there are two types of Accumulation Unites: “Class A” and “Class B.” We reserve the right to increase the current base contract expense to the maximum annual rate of 1.50% for the back-load Contract Class B Accumulation Units and 0.75% for back-load Contract Class A Accumulation Units. Under the back-load Contract, we convert Class B Accumulation Units to Class A Accumulation Units on a Contract Anniversary if the Contract Value is at least $25,000 and the Class B Accumulation Units are no longer subject to a withdrawal charge. For further information on Class B and Class A Accumulation Units, see “Base Contract Charges—Reduction of Charges.”
7 The maximum charge is for issue age (i.e., the age nearest the Primary Annuitant’s birthday at the time the application is approved) 56-65. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55. The “entire” enhanced death benefit on any Valuation Date equals the greatest of (i) the Contract Value on that Valuation Date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the EDB on the most recent Contract anniversary date prior to the Primary Annuitant's 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract Value withdrawn since that Contract anniversary. The EDB is available only at the time the Contract is issued. At the time of issue, the value of the EDB would be equal to the greater of the Initial Purchase Payment or the Contract Value.
8  Account A Prospectus

Annual Portfolio Operating Expenses
The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, may be found at the back of this document (i.e., Appendix A: Portfolios Available Under Your Contract).
	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.41%
Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.20%	1.25%
*
The “Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses as of December 31, 2020 charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total Annual Portfolio Operating Expenses and will continue for at least one year from the date of this prospectus.
**
As a percentage of average Portfolio assets.
For more information about voluntary fee waivers that may be in place, see the “Charges” section.
Examples1
The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, annual Contract fees, and the fees and annual Portfolio expense. The Examples assume that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum expenses of the underlying Portfolios (as set forth above) as well as the Optional Enhanced Death Benefit Maximum Charge. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:
Back-Load Contract With the Enhanced Death Benefit
	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$9,012	$15,964	$21,148	$36,171
If you annuitize at the end of the applicable time period:	$3,012	$9,964	$17,148	$36,171
If you do not surrender your Contract:	$3,012	$9,964	$17,148	$36,171
Front-Load Contract With the Enhanced Death Benefit
	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$6,631	$11,802	$17,227	$31,986
If you annuitize at the end of the applicable time period:	$6,631	$11,802	$17,227	$31,986
If you do not surrender your Contract:	$6,631	$11,802	$17,227	$31,986
1 The charge for the EDB above was determined by multiplying the maximum EDB percentage charge (40%) by the entire EDB. The EDB amounts assumed for purposes of this example are equal to the Contract Value at each anniversary. Such hypothetical amounts are for illustrative purposes only. The $30 annual Contract fee is reflected as 0.00% for the front-load Contract and 0.03% for the back-load Contract based on the annual Contract fees collected divided by the average assets attributable to the Contracts for the fiscal year ended December 31, 2020.
Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.
Account A Prospectus  9

Principal Risks
Investment Risk You can lose money by investing in the Contract.
The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings and from a tax perspective is generally less attractive if owned by a non-natural person. Your Contract Value will be reduced if you withdraw money and withdrawals may be subject to tax penalties or other unfavorable treatment. Your Contract has also adopted measures to deter short-term trading that may trigger additional restrictions.
Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options (Portfolios) available under the Contract, and each Portfolio (including any fixed account investment options) will have its own unique risks. You should review the prospectuses for the Portfolios before making an investment decision.
Insurance Company Risks Investment in the Contract is subject to the risks related to the depositor (Northwestern Mutual), and any obligations (including any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Northwestern Mutual. More information about Northwestern Mutual, including its financial strength ratings, is available upon request by calling (888) 455-2232.

The Company
The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets were over $308 billion as of December 31, 2020. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
In addition to your fixed account allocations, General Account assets are used to guarantee the payment of the benefits under the Contract, including death benefits. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account
We established the NML Variable Annuity Account A (the “Separate Account”) on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act.
You may allocate the money you invest under your Contract among the variable and fixed options (if available in your state) described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the
Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.
When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:
10  Account A Prospectus

•
Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.
•
Invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio (or another share class of an existing Portfolio) already purchased or to be purchased.
•
Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.
•
Create new separate accounts.
•
Combine the Separate Account with any other separate account.
•
Transfer the assets and liabilities of the Separate Account to another separate account.
•
Transfer cash from time to time between the Company’s General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.
•
On behalf of the Company, transfer assets of the Separate Account in excess of reserve requirements (only for accrued fees and charges or any seed capital) applicable to Contracts supported by the Separate Account to the Company’s General Account.
•
Add, delete, or make changes to the securities and other assets that are held or purchased by the Separate Account.
•
Terminate and/or liquidate the Separate Account.
•
Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.
•
Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.
In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

The Investment Options
The Contract makes available a variety of variable and fixed investment options. The Company does not endorse or recommend any particular option nor does it provide investment advice. You are responsible for choosing your investment options and the amounts you allocate to each based on your individual situation and your personal savings goals and risk tolerances. After your initial investment decision, you should monitor your investments and periodically review the options you select and the amount allocated to each option to ensure your decisions continue to be appropriate. The amounts invested in the variable options are not guaranteed, and because both your principal and any return on your investment are subject to market risk, you can lose money. The amounts invested in the fixed options earn interest for a specified period at a rate we declare from time to time; the principal and interest rate are guaranteed by the Company and are subject to the claims-paying ability of the Company.
Variable Options
The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; the Russell Investment Funds; and the Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.
You may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio.
There can be no assurance that the Portfolios will realize their objectives. You can find more detailed information about the Portfolios, including its (i) name, (ii) investment objective(s), (iii) investment adviser, (iv) current expenses, and (v) performance, in Appendix A to this prospectus. Read the prospectus carefully before investing. You can find these documents online at www.nmprospectus.com, by calling (866) 910-1232 or by sending an email request to vavldocrequest@northwesternmutual.com. Note: A summary prospectus for a Portfolio contains information on its first page about how to obtain a copy of the full Portfolio statutory prospectus. You can also visit www.nmprospectus.com to obtain these documents.
Payments We Receive The Contract makes available both proprietary and non-proprietary Portfolios. The Northwestern Mutual Series Fund, Inc. is a proprietary Fund that has been included in part because it is managed by a subsidiary of the Company. For non-proprietary Portfolios offered through this Contract, we consider during the selection process whether the Portfolio’s investment adviser or an affiliate will make
Account A Prospectus  11

payments to us or our affiliates. Other factors we consider during the selection process include asset class coverage, management style, sector coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.
Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Contract. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.20%. These payments are made for various purposes, including payment of services incurred by the Company and/or its affiliates in promoting and marketing the Contracts and Portfolios. The Company and its affiliates may profit from these payments.
While not currently the case, certain Portfolios available under the Contract may adopt a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, would be deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments would decrease such Portfolio’s investment return. We consider receipt of these payments when deciding whether to offer a Portfolio.
Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
Transfers Between Divisions Subject to any limitations imposed by your Fee-Based program, the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Purchase
Payments among the Divisions and transfer values from one Division to another both before and after Annuity Payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries and Instructions” for more information on how you may change the allocation of Accumulation or Annuity Units among the Divisions. Subject to our requirements and availability, your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of Accumulation Value of your Contract among the available investment options, subject to our rules, including the restrictions on short term and excessive trading discussed below.
We will make the transfer based upon the next valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of your request for transfer at our Home Office, provided it is in good order. If we receive your request for transfer before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. We will adjust the number of such units to be credited to reflect the respective value of the units in each of the Divisions. The minimum amount of Accumulation Units which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. There is no minimum transfer amount for Annuity Units.
Before the Maturity Date, you may transfer amounts which you have invested in a Guaranteed Account to any Division of the Separate Account, and you may transfer the value of Accumulation Units in any Division of the Separate Account to a Guaranteed Account for investment on a fixed basis, subject to the restrictions described in the Contract. (See “The Guaranteed Accounts.”)
Short Term and Excessive Trading Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors such as Owners and other persons who may have material rights under the Contract (e.g., beneficiaries) because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.
To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies
12  Account A Prospectus

and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.
Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Government Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two or more such round trip transfers within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. An investor who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Government Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Contract year, including the year in which the first such round trip transfer was made. The restriction will last until the next Contract anniversary date and the Contract Owner will be sent a letter informing him or her of the restriction. Unless we believe your trading behavior to be inconsistent with these short-term and excessive trading policies, these limitations will not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in future allocations, to the extent these features are available in your Contract. Once a Contract is restricted, we will allow one additional transfer into the Government Money Market Division until the next Contract anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).
We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.
If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.
We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group annuity contracts.
Fixed Options
During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts of different durations (“Guaranteed Accounts”), provided they are available in your state and under your Contract: the Guaranteed Interest Fund 1 (“GIF 1”) (formerly referred to as the “Guaranteed Interest Fund”) and the Guaranteed Interest Fund 8 (“GIF 8”). Your ability to make investments in a Guaranteed Account may also be limited by state law. Currently, neither GIF 1 nor GIF 8 is available in Contracts subject to New York law. For Contracts subject to Vermont and Maryland law sold before May 1, 2013, no investments may be applied to GIF 8 after the first Contract anniversary. To find out if a Guaranteed Account is available in your state and under your Contract, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232. All material state variations are described in Appendix C.
Except where noted above, GIF 1 is available for investment under both front-load and back-load Contracts. GIF 8 is only available under back-load Contracts. Guaranteed Accounts are not available after annuitization. We reserve the right to discontinue offering all Guaranteed Accounts or a Guaranteed
Account A Prospectus  13

Account of a particular duration. We also reserve the right to offer additional multi-year Guaranteed Accounts from time to time. The effective date of an investment in a Guaranteed Account is determined in the same manner that the effective date for an investment in the Divisions of the Separate Account is determined.
Interest is credited and compounded daily on amounts you invest in a Guaranteed Account at a rate that we declare (“Declared Rate”), in our discretion, for a guaranteed period that we specify (“Guaranteed Period”). The Declared Rate will not be less than a minimum guaranteed annual effective rate of 0.50% (or a higher rate if required by applicable state law). We also guarantee that the cash value of your investment in the Guaranteed Accounts will not be less than a minimum amount determined by a formula that complies with applicable state insurance nonforfeiture law. For GIF 1, the Declared Rate will be effective for a Guaranteed Period equal to the shorter of the following two periods: (i) the twelve month period measured from the end of the month of the investment’s effective date, or (ii) the period remaining until the Maturity Date of the Contract. For GIF 8, the Declared Rate will be effective for a Guaranteed Period ending eight years from the effective date; provided, however, an investment in GIF 8 is not permitted if the Guaranteed Period would extend beyond the Maturity Date of the Contract.
Upon expiration of a Guaranteed Period for GIF 1, we will apply a new Declared Rate for a new one-year Guaranteed Period. Upon expiration of a Guaranteed Period for GIF 8, any amounts remaining in that Guaranteed Account will be transferred to the Government Money Market Division of the Separate Account unless you otherwise instruct us to allocate the amounts to a Division(s) of the Separate Account or a new Guaranteed Period for either GIF 1 or GIF 8.
Moving into a Guaranteed Account You may make an initial investment in a Guaranteed Account by applying all or part of a Net Purchase Payment or an amount transferred from Divisions of the Separate Account or another Guaranteed Account. Subject to the limitations described below, you may make additional investments in GIF 1 at any time prior to the Maturity Date of the Contract. No additional transfers may be made into a GIF 1 for 90 days following a transfer out of a GIF 1. Additional investments in GIF 8 are not permitted without our consent. Currently, we permit additional investments in GIF 8 that represent proceeds from exchanges under Section 1035 or rollovers under Section 408 of the Internal Revenue Code of 1986, as amended (the “Code”), provided (i) you inform us at the time of your initial investment in the Contract, and (ii) that such proceeds are received by us within 90 days (or whatever period that may be required under applicable state law) thereafter. Interest will accrue on those proceeds from the date of receipt, but they will be treated for all other purposes the same as your initial investment. Subject to this limited exception, if you direct us to make additional investments in GIF 8, they will be invested in the Government Money Market Division.
Moving out of a Guaranteed Account Transfers from Guaranteed Accounts are subject to certain limits. No transfers from GIF 8 are permitted during the first four years following the start of a Guaranteed Period. After a transfer is made from a
Guaranteed Account, no additional transfers may be made from that Guaranteed Account for a period of 365 days. Additionally, the maximum amount of Accumulation Value that may be transferred from a Guaranteed Account in a single transfer may not be more than the greater of (i) 25% of the Accumulation Value of the Guaranteed Account on the preceding Contract anniversary date, or (ii) the amount of the most recent transfer from that Guaranteed Account. (For Contracts issued prior to March 31, 2000, the percentage limit by the terms of the Contract is 20%, but our current practice, which we may change without notice to you, is to permit up to 25%.) In no event may the amount of a single transfer from a Guaranteed Account be greater than $50,000. (The $50,000 limit does not apply to Contracts subject to New York law.) These limitations on individual transfers do not apply to transfers from GIF 8 at the end of a Guaranteed Period. These transfer limitations can be illustrated as follows:
Amount of initial deposit into a GIF	Maximum amount you can transfer annually	Total number of years until initial deposit can be transferred completely
$25,000	$6,250	4 years
$75,000	$18,750	4 years
$100,000	$25,000	4 years
Withdrawal Charge Maturity benefits and withdrawals under a back-load Contract are subject to the withdrawal charge described under “Charges—Withdrawal Charges.” Because the withdrawal charge will affect the amount available for withdrawal, you should carefully consider its effect before investing in, and making a withdrawal from, the Contract.
The withdrawal charge applicable to withdrawals from GIF 8 during the first four years of a Guaranteed Period differs from that which is applicable to other withdrawals in several respects. First, the charge applies to withdrawals from GIF 8 during the first four years of each and every Guaranteed Period. Second, during those four years it applies to the Accumulation Value, rather than to Net Purchase Payments. During the first three years of a Guaranteed Period, the withdrawal charge equals 6% of the amount of the Accumulation Value withdrawn. During the fourth year, the charge equals 5% of the amount of the Accumulation Value withdrawn. Net Purchase Payments that are subject to the withdrawal charge are reduced by an amount equal to that portion of the Accumulation Value withdrawn from GIF 8 during the first four years, beginning with the highest withdrawal charge category and rate.
Market Value Adjustment (GIF 8 Only) Transfers and withdrawals (but not payments of Contract fees or payments due to the death of the Primary Annuitant) made from GIF 8 prior to the end of a Guaranteed Period will be charged or credited with a market value adjustment (“MVA”). No MVA will apply if you do not transfer or withdraw amounts from GIF 8 before the end of a Guaranteed Period. The amount of the MVA will depend upon the difference, if any, between the seven-year Constant Maturity Treasury interest rate in effect on the second-to-last business day of the month preceding the start of the Guaranteed Period and an interest rate, in effect on the second-to-last business day of the month preceding the date of
14  Account A Prospectus

the transfer or withdrawal, equal to the Constant Maturity Treasury interest rate for the period closest to the time remaining in the Guaranteed Period (but not less than one year). If the rate in effect at that time exceeds the seven-year rate preceding the start of the Guaranteed Period, the MVA will be negative and decrease the amount available for transfer or withdrawal from GIF 8. If the opposite is true, the MVA will be positive and increase such amount. For Contracts issued in TX or AL sold prior to May 1, 2013, the MVA formula may differ; read your Contract for specific details. All material state variations are described in Appendix C.
In no event will the MVA increase or decrease the amount transferred or withdrawn by more than a proportionate allocation of the excess, if any, of the interest credited to GIF 8 since the beginning of the Guaranteed Period in which such amount is transferred or withdrawn to the date of transfer or withdrawal, over the interest that would have been credited if the Declared Rate had equaled the Nonforfeiture Rate during that same time period. The Nonforfeiture Rate is a rate defined in the Contract and is based on the five-year Constant Maturity Treasury interest rate on the second-to-last business day of the month preceding the start of the Guaranteed Period during which the transfer or withdrawal is made. In general, the longer the period remaining to the end of the Guaranteed Period at the time of a transfer or withdrawal, the larger the MVA. Because a negative MVA can reduce credited interest in excess of the minimum interest rate required to be credited under applicable state law, you should carefully consider its effect before making a transfer or withdrawal from GIF 8 prior to the end of a Guaranteed Period.
To calculate the MVA for your contract, use the following formula:
A x [(1+B)n / (1+C)n -1] where;
A =
the Account Value being withdrawn or transferred from GIF 8;
B =
the 7-year Constant Maturity Treasury Rate reported by the Federal Reserve as of the second-to-last Valuation Date of the month preceding the month in which the declared interest rate first became effective;
C =
the Constant Maturity Treasury Rate reported by the Federal Reserve as of the second-to-last Valuation Date of the month preceding the month of the withdrawal or transfer for the duration nearest the time remaining in the Guaranteed Period but not less than one year; and
n =
the number of years, including fractional years, remaining in the Guaranteed Period.
In the determination of the Market Value Adjustment, a period whose length is exactly half-way between periods for which a Constant Maturity Treasury Rate is reported will be considered to be nearer to the shorter duration, but not less than one year.
Set forth below are two examples showing the application of the market value adjustment feature in the case of a withdrawal or transfer from GIF 8 before the end of the Guarantee Period. The first example assumes rising interest rates; the second assumes declining interest rates:
GIF 8 Market Value Adjustment Example
GIF 8 Deposit = $50,000
Guaranteed Interest Rate = 4.5% for 8 years
Market Value Adjustment Calculation assuming 100% withdrawal on the third anniversary from deposit if interest rates increase
Current GIF 8 Account Value = $57,058.31
7-year Constant Maturity Treasury Rate = 4.75% (on the second to last business day preceding the month of deposit)
5-year Constant Maturity Treasury Rate = 5.00% (on the second to last business day preceding the month of withdrawal for the term nearest the period remaining in the guarantee period)
Market Value Adjustment = $57,058.31 x [(1 + 4.75%)5/(1 + 5.00%)[5] -1] = -$676.04

Market Value Adjustment Calculation assuming 100% withdrawal on the third anniversary from deposit if interest rates decrease
Current GIF 8 Account Value = $57,058.31
7-year Constant Maturity Treasury Rate = 4.75% (on the second to last business day preceding the month of deposit
5-year Constant Maturity Treasury Rate = 4.25% (on the second to last business day preceding the month of withdrawal for the term nearest the period remaining in the guarantee period)
Market Value Adjustment = $57,058.31 x [(1 + 4.75%)5/(1 + 4.25%)[5] -1] = +$1,381.49
Note: The market value adjustment will not increase or decrease values by more than the interest credited to GIF 8 since the beginning of the guarantee period in which an amount is withdrawn or transferred out to the date of the withdrawal or transfer over the interest that would have been credited if the interest rate declared by the Company had equaled the Nonforfeiture Rate during the same time period. For the example above, assuming a Nonforfeiture Rate of 3%, the maximum positive or negative market value adjustment would be $57,058.31-$50,000(1.03)3 = $2,421.96.
Account A Prospectus  15

Additional Information “Portfolio Rebalancing” may not be used with any Guaranteed Account, and “Automatic Dollar Cost Averaging” and “Interest Sweeps” may not be used with GIF 8. Withdrawals from GIF 8 during the first four years of a Guaranteed Period may be taken in the form of a variable income plan, except for payments for a specified period. (See Option 1 under “Income Plans—Description of Variable Income Plans.”)
Amounts you invest in a Guaranteed Account become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, the Guaranteed Accounts do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract apply to the Guaranteed Accounts. (See “Charges”.) For purposes of allocating and deducting the annual Contract fee, we treat GIF 1 the same as Divisions of the Separate Account; no portion of the annual Contract fee will be deducted from GIF 8 unless insufficient value exists in the Divisions and GIF 1.
In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the GIF under the Securities Act of 1933 and we have not registered the GIF as an investment company under the 1940 Act. Accordingly, neither the GIF nor any interests therein are generally subject to these Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the GIF. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made inprospectus.
Preservation+ Strategy (Back-load Contracts only) Subject to the investment minimums and maximums discussed above, Owners may elect to allocate all or a portion of their initial Purchase Payment to the Preservation+ Strategy. The Preservation+ Strategy is designed to preserve the principal of the amount that Owners allocate to the strategy through the crediting of a fixed rate of interest to the portion of that allocation invested in GIF 8 for the Guaranteed Period, while permitting participation in the potential returns – and attendant risks – of the Division(s) of the Separate Account Owners select among the Divisions available under the Strategy. A mathematical formula is used to determine the part of the total initial Purchase Payment allocated to the Strategy that must be invested in GIF 8 to guarantee a return of principal and interest from GIF 8 at the end of the Guaranteed Period (less any applicable Contract fees charged to GIF 8 during the period). This guarantee is subject to the condition that Owners make no withdrawals or transfers from GIF 8 during the eight-year Guaranteed Period. The remainder of the initial Purchase Payment allocated to the Preservation+ Strategy is invested in the Division of the Separate Account that invests in the Portfolio(s) selected by Owners. Under the Preservation+ Strategy, the Company guarantees the return of the amount allocated to GIF 8 plus a fixed rate of interest on that amount (less any applicable Contract fees charged to GIF 8). Owners assume the risk associated with the amount invested in the Separate Account. The Company guarantees the return of the principal amount invested under the Strategy. Owners also assume the risk that their investment in the Preservation+ Strategy may result in the return of only the principal amount invested under the Strategy, subject to the claims-paying ability of the Company.
The Company does not make recommendations as to whether an Owner should elect to allocate all or a portion of their initial Purchase Payment to the Preservation+ Strategy. Owners should consult their financial representative for more information about the Preservation+ Strategy and whether the Preservation+ Strategy is appropriate for them.
Example: John Doe is the Owner of a back-load Contract and has allocated his initial Purchase Payment to the Preservation+ Strategy. The Company invests a portion of his Purchase Payment to GIF 8. The remainder of the Purchase Payment is invested in equities of John’s choosing. John, after remaining invested in the strategy for the eight-year Guaranteed Period and satisfying all conditions, will receive an amount equal to his Purchase Payment plus the funds invested in equities.

The Contract
Generally  The Contract is intended for retirement and long-term savings. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement. During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are subject to tax as ordinary income if you make a withdrawal. The annuitization phase begins when you start receiving Annuity Payments under your Contract. Monthly Annuity Payments begin on the date you select. The amount you accumulate under your Contract, including the results of investment performance, will determine the amount of your monthly Annuity Payments. If, however, the Contract is owned by a non-natural person (e.g., a corporation or a trust), the tax deferral on earnings may be lost. While there are exceptions for certain employee benefit plans, any income on a Contract owned by a non-natural person will generally be treated as ordinary income subject to annual taxation.
If you are purchasing the Contract through a tax-favored arrangement, including IRAs and Roth IRAs, you should carefully consider the costs and benefits of the Contract before purchasing the Contract, since the tax-favored arrangement itself provides for tax-sheltered growth. Certain provisions of the Contract may be different than the general description in this prospectus, and certain riders, options, or funds may not be available because of legal restrictions in your state. You should
16  Account A Prospectus

consult your Contract, as any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.
Free Look If you change your mind about owning this Contract, you can cancel it within ten days after you receive it (or whatever period is required under applicable state law). There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. We will refund the sum of (a) the value of the Accumulation Units of the Separate Account on the effective day of the return plus (b) any amount deducted from the portion of the Purchase Payments applied to the Separate Account. In the event applicable state law requires us to return the greater of your Contract value or your purchase payment, we will do so. All material state variations are described in Appendix C.
Contract Values The value of your Contract on any Valuation Date is the sum of the following: (i) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (ii) the sum of your amounts allocated to any Guaranteed Account, plus credited interest; less (iii) any withdrawals from any Guaranteed Account and any applicable MVA or charges under the Contract deducted from any Guaranteed Account. We use the “net investment factor” as a way to calculate the investment performance of a Division from valuation period to valuation period. For each Division, the net investment factor shows the investment performance of the underlying mutual fund Portfolio in which a particular Division invests, including the charges assessed against that Division for a given valuation period. The Portfolios will distribute investment income and realized capital gains to the Divisions, which we will reinvest in additional shares of those same Portfolios. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Division. We will notify you, if, before the Maturity Date no Purchase Payments have been received under the Contract for a period of two full years and both the Contract Value and the total Purchase Payments paid (less amounts withdrawn) are each less than $2,000. If you are unable to increase the Contract Value or the total Purchase Payments paid to $2,000 within 30 days after we notify you, we may surrender your Contract for its Contract Value (i.e., with no withdrawal charge) in accordance with applicable state law, provided such surrender does not affect or terminate any other benefits or riders provided or elected under the Contract.
Purchase Payments Under the Contract
Frequency and Amount A Purchase Payment is the money you give us to apply to your Contract. You may make Purchase Payments monthly, quarterly, annually, or on any other frequency acceptable to us. For back-load Contracts, the minimum amount for an initial Purchase Payment is $100. For front-load Contracts, the minimum initial Purchase Payment is $10,000. The minimum amount for each subsequent Purchase Payment for all Contracts is $25, although we may accept lower amounts in certain circumstances. We will accept larger purchase payments than the minimums, but total purchase payments under any Contract may not exceed $5,000,000 without our consent. For all Contracts, Purchase Payments may not exceed the applicable federal income tax limits. (See “Federal Income Taxes.”) For back-load Contracts issued in Oregon sold before May 1, 2013, you may not make Purchase Payments after the first Contract anniversary if the Maturity Date is earlier than the Contract anniversary nearest the Annuitant’s 90th birthday.
In certain situations, we may, in our discretion, reduce or waive our minimum purchase payment requirements. For example, for back-load Contracts in non-tax qualified situations, we may reduce the minimum initial purchase amount from $5,000 to no less than $4,000 provided you elect on your application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $5,000.We may also reduce or waive our $5,000 minimum if your application is submitted as part of a group of applications, including those being paid for through a multiple-contract billing. front-load Contracts, we may reduce the minimum initial purchase amount from $10,000 to no less than $5,000 provided you elect on your application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $10,000. Also, when initial Purchase Payments representing proceeds from rollovers or annuity exchanges are determined to satisfy the front-load Contract minimum based on values at the time you sign your application, but the amount subsequently received by us is less than the required minimum due to market value fluctuations and sales or administrative fees charged in connection with the rollover or exchange, we may reduce the required minimum by the sum of any such depreciation and fees.
Guaranteed Account Investment Minimums and Maximums Guaranteed  Accounts are subject to certain investment minimums and maximums in addition to those described above. Amounts that are applied to GIF 8 are subject to an investment minimum of $10,000, unless we consent to a lesser amount. We also limit the maximum amount that may be invested in the Guaranteed Accounts. Without our prior consent, no investment may cause the Accumulation Value of all Guaranteed Accounts (the sum of all applied amounts and credited interest, less fees and any amounts transferred or withdrawn) to exceed a maximum amount we specify in the Contract. For Contracts currently being issued, the maximum amount specified in the Contract is $100,000. To the extent that an investment causes the maximum amount to be exceeded, the excess amount would be invested in the Government Money Market Division of the Separate Account until you instruct us otherwise. Changes in the investment minimums and maximums will be applied on a prospective basis only and will not affect contract owners invested in the Guaranteed Accounts as of the date of such change. Contract owners who are invested in a Guaranteed Account and whose investment did not meet the new minimum investment requirement or whose investment exceeded the new maximum investment limit may continue to remain invested in the Account and, with our consent, would be able to continue to allocate purchase payments and transfers to that Account up to the current maximum investment limit.
Account A Prospectus  17

Application of Purchase Payments We credit Net Purchase Payments, after deduction of any sales load, to the variable and/or fixed investment options as you direct. If we do not have appropriate instructions in good order, we will continue to credit Net Purchase Payments to your Contract according to the allocation instructions then in effect. The application of Purchase Payments to the Guaranteed Account options are subject to special rules (see “The Investment Options— Fixed Options.”) We invest those assets allocated to the variable options in shares of those Portfolios that correspond to the applicable Division; the term “Accumulation Units” describes the value of this interest in the Separate Account. For the back-load Contracts, there are two types of Accumulation Units: “Class A” and “Class B.” We credit Class B Accumulation Units to your back-load Contract each time you make a Purchase Payment. We convert Class B Accumulation Units to Class A Accumulation Units on a basis that reflects the cumulative amount of Purchase Payments and the length of time that the amounts have been held under a back-load Contract. (See “Base Contract Charges.”) Class B Accumulation Units are subject to a withdrawal charge while Class A Accumulation Units are not subject to such a charge.
Initial Net Purchase Payments allocated to a Division will be priced at the Accumulation Unit Value determined no later than two Valuation Dates after we receive at our Home Office or a lockbox facility we have designated both your initial Purchase Payment and your application in good order. “Good order” means that the application is complete and accurate and all applicable requirements are satisfied. If your application is not in good order, we may take up to five Valuation Dates to resolve the problem. If we are unable to resolve the problem within that time, we will notify you in writing of the reasons for the delay. If you revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your payment. Otherwise, the number of Accumulation Units you receive for your initial Net Purchase Payment will be determined based upon the valuation of the assets of that Division we make not later than two Valuation Dates following the date on which the problem is resolved and your application is put into good order. Although we do not anticipate delays in our receipt and processing of applications or Purchase Payment requests, we may experience such delays to the extent applications and Purchase Payments are not forwarded to our Home Office in a timely manner. Such delays could result in delays in the issuance of Contracts and the allocation of Purchase Payments under existing Contracts.
Subsequent Net Purchase Payments will be priced based on the next determined Accumulation Unit Value after the payment is received in good order either at the Home Office or a lockbox facility we have designated. The number of Accumulation Units credited to a Contract is determined by dividing the Net Purchase Payments by the value of the Accumulation Unit on the effective date. This number of Accumulation Units will not be changed by any subsequent change in the dollar value of the Accumulation Units.
We deem receipt of a Purchase Payment to occur on a given Valuation Date if receipt occurs before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time). If receipt occurs on or after the close of trading on the NYSE, we deem receipt to occur on the following Valuation Date. You may send Purchase Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Purchase Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Purchase Payment. We generally will not accept cash, money orders, traveler’s checks, or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Purchase Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Purchase Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Contract Value. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.
The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. The net investment factor takes into account the investment experience of the Portfolio, the deduction for mortality and expense risks we have assumed, and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.
Reduction or Waiver of Certain Charges Sometimes sales of contracts to groups of similarly situated individuals or on behalf of such individuals in connection with certain arrangements, for example, trust arrangements, may lower our costs and expenses. We reserve the right to reduce or waive certain fees or charges when this type of sale occurs, where permitted by state law. We determine which groups and arrangements are eligible for this treatment based on criteria we establish, including but not limited to some or all of the following: the size or type of group or arrangement; the amount of expected Purchase Payments; any prior or existing relationship between us and the prospective purchaser(s); the length of time a group of contracts is expected to remain active; the purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and any other factors that we believe indicate that costs and expenses may be reduced. We reserve the right to modify, suspend, or terminate any such determination or the treatment applied to a particular group at any time.
Maturity Date Under Contracts currently offered, Purchase Payments may be made until the Maturity Date stated on the Contract’s specifications page, or until Annuity Payments begin, whichever is earlier. Distributions may be required before the Maturity Date.(See “Minimum Distribution Requirements.”) Any death benefit you elect will automatically
18  Account A Prospectus

terminate upon annuitization, which will occur no later than the contract’s maturity date (i.e., the date upon which you must either annuitize or take a lump sum).
Gender-Based Annuity Payment Rates Federal law, and the laws of certain states, may require that Annuity considerations and Annuity Payment rates be determined without regard to the sex of the Annuitant. Because we offer the Contracts for use with certain plans where these rules may have general application, the Annuity Payment rates in the Contracts do not distinguish between male and female Annuitants. However, Contracts with sex-distinct rates are available as applicable. Prospective purchasers of the Contracts should review any questions in this area with qualified counsel.
Access to Your Money
Withdrawals Contract Owners may withdraw some or all of the Accumulation Unit Value of their Contract Value at any time before the Maturity Date. We may require that a Contract Value of at least $2,000 remain after a partial withdrawal. You may instruct us how to allocate your partial withdrawal request among your investments in the Divisions and Guaranteed Interest Fund. If no direction is received, your withdrawal will be deducted proportionately from each of your investments.
Withdrawals from the GIF 8 may be subject to special withdrawal charges and an MVA. (See “Investment Options— The Fixed Options.”) Complete or partial withdrawals under back-load Contracts may be subject to a withdrawal charge. (See “Withdrawal Charges.”) Such withdrawals may be prohibited under the terms of your plan, and may also trigger certain tax penalties. (See “Federal Income Taxes.”)
Withdrawals may also be made after the Maturity Date. If Annuity Payments are being made under variable income plan 1, the payee may surrender the Contract and receive the value of the Annuity Units credited to his or her Contract, less the applicable withdrawal charge. (See “Withdrawal Charges.”) For Contracts, issued in Oregon sold prior to May 1, 2013, no withdrawals may be made within the first five years after the date a variable income plan 1 takes effect. If Annuity Payments are being made under variable income plan 2 and the payee dies during the certain period (or if both payees die during the certain period of variable income plan 3), the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See “Description of Variable Income Plans.”)
We may accept withdrawal or full surrender requests (including, but not limited to exchanges reported under IRC §1035 and direct trustee to trustee transfers) in writing or by telephone, subject to our administrative procedures, which may include the proper completion of certain forms, the provision of appropriate identifying information, and other administrative requirements. Full surrenders may require a signed form. Withdrawal requests may be submitted on properly completed Northwestern Mutual forms or an electronic order ticket. See
“Owner Inquiries and Instructions” for more information. Improperly submitted and incomplete forms will not be considered to be in good order and will not be processed. We will process your request at the accumulation value next determined only after our receipt of your request in good order, which includes satisfaction of all our administrative requirements. Subject to our administrative procedures and our approval, you may request that a withdrawal be processed (or that an Income Plan start) on a future date you specify. Otherwise, we will pay the amount of any withdrawal from the Separate Account within seven days (or earlier, if required under applicable state law) after we receive the request in good order unless the suspension of payments or transfers provision is in effect. You may revoke a request for withdrawal on a specified future date any time prior to such future date. Subject to our rules, requirements, and availability, your Financial Representative may provide us with instructions on your behalf involving the frequency, amount, and destination of partial and complete withdrawals made under your Contract.
If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, surrender or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.
Benefits Provided Under the Contracts
Subject to the restrictions noted below, we will pay the death benefit of a Contract in a lump sum or under the Income Plans described below. We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a variable income plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act. If, under SEC rules, the Government Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender or death benefit from the Government Money Market Division until the Portfolio is liquidated.
Benefits Available Under the Contract
The following table summarizes information about a variety of standard and optional benefits available under the Contract. If applicable, information about the fees associated with a benefit included in the table may be found in the Fees and Expense Tables.

Account A Prospectus  19

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Limitations/ Restrictions
Standard Death Benefit	The Contract provides a death benefit to be paid under a lump sum, fixed or variable income plans or continued in force as a new contract for the payee(s)	Standard	No Charge
•Only payable if the Annuitant dies
before the Maturity Date
•Income Plans have their own payout
benefit rules at death (see below)
•Is reduced for withdrawals
•If payee elects to continue the
contract in force, additional
restrictions may apply

Enhanced Death Benefit	An optional enhanced death benefit is available that allows the owner to annually “lock in” certain increases in Contract Value	Optional	0.40%[1]
•Not available for all issue ages and
enhanced death benefit adjustments
are limited by the primary
Annuitant’s age
•Must be elected at issue
•Cannot be added once terminated
•There is a charge for this benefit

Income Plans	Annuity payments and death benefit payments are payable under various income plans on a variable or fixed basis	Standard	No charge[2]
•Plans for annuity payments for a
specified period are not available for
Contracts issued after May 1, 2013
•Variable Income Plans are subject to
some Contract charges (as well as
expenses of the underlying
Portfolios) and are subject to market
risk
•Fixed Income Plans are funded
through withdrawals from the
Separate Account and may be
subject to a withdrawal charge
•Transfers between income plans are
only allowed under limited
circumstances

20  Account A Prospectus

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Limitations/ Restrictions
Fixed Option
Two fixed options, GIF 1 and
GIF 8, are available during the
accumulation phase and credit
interest at Declared Rates not
less than a minimum guaranteed
annual effective rate of .50%.
For GIF1, the Declared Rate will
be effective for a Guarantee
Period equal to the shorter of
twelve months or the period of
time remaining until the
Maturity Date of the Contract.
For GIF 8, the Declared Rate
will be effective for a Guarantee
Period of eight years (see “Fixed
Options” section)
		Standard	No Charge[3]
•Principal and interest rates for fixed
option amounts guaranteed by
Northwestern Mutual are subject to
its claims-paying ability
•Effective rates apply only for
specified Guarantee Periods, the
terms for which may change at our
discretion and may be limited by
your Contract’s Maturity Date
•Allocations to and from the GIF 1
and GIF 8 may be subject to special
restrictions, such as minimum and
maximum limits on initial and
additional amounts invested and
limits on the timing and amount of
transfers out of these options
•GIF 8 is not available under front-
load contracts
•GIF 8 is not available if the period
of time remaining to the Maturity
Date of the Contract is less than
eight years
•Amounts moved out of GIF 8 before
the end of a Guarantee Period may
be subject to a negative market
value adjustment
•Portfolio Rebalancing, Automatic
Dollar Cost Averaging and Interest
Sweeps may not be used with GIF 8

Preservation+ Strategy
Allows Owners to allocate all or
a portion of their initial Purchase
Payment to a strategy designed
to preserve the principal of
amounts allocated to the strategy
through the crediting of a fixed
rate of interest to the portion
invested in GIF 8 while
permitting participation in the
potential risk and returns of their
selected Divisions
		Optional	No Charge
•Not available for front-load
contracts
•Subject to investment minimum and
maximums and other conditions
•Guarantee period is limited and
guaranteed amounts are subject to
the claims-paying ability of
Northwestern Mutual

Reinvestment of Redemptions	In certain limited circumstances, allows Purchase Payments to be made without the deduction of a sales load, or with a refund of a withdrawal charge	Standard	No Charge
•Request to void redemption must be
made within 60 days without
passing the Contract anniversary
•Requests will not be processed
where redemption proceeds were
paid by a check payable to the
Owner and cashed or proceeds
directly deposited into a bank
account

Terminal Illness Benefit	Waives withdrawal charges if Primary Annuitant is terminally ill	Standard	No Charge	•Must meet timing and definitional requirements for “terminal illness”
Nursing Home Benefit	Waives withdrawal charges if Primary Annuitant is confined to a nursing home	Standard	No Charge	•Applies after first Contract anniversary •Confinement must be medically necessary for 90 consecutive days
Account A Prospectus  21

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Limitations/ Restrictions
Automatic Dollar Cost Averaging	On a periodic basis, automatically transfers a specific amount from the Government Money Market Division into other Divisions you selected	Standard	No charge	•Cannot use with portfolio rebalancing
Systematic Withdrawal Plan	Allows for monthly payments drawn from your investment options during the accumulation phase either proportionately from your investment options or from specific investment options	Standard	No charge	•Proportionate deductions may be limited for amounts in the Guaranteed Interest Funds •Withdrawal charges may apply to amounts in excess of the free withdrawal amount •Taxes or penalties may apply
Special Withdrawal Privilege	Allows the withdrawal of 10% of Contract Value without a surrender charge	Standard	No Charge	•Contract must be at least $10,000 •Applies only after the first Contract anniversary
Portfolio Rebalancing	Automatically rebalances the Divisions you select (either monthly, quarterly, semi- annually or annually) to maintain your chosen mix of Divisions	Standard	No charge	•Ordinarily ends upon transfers from applicable Divisions •Cannot use with dollar cost averaging
Interest Sweeps	Automatically transfers interest from the GIF to any combination of Divisions	Standard	No charge	•Minimum Contract Value required for eligibility
Asset Allocation Models	Allocation models are available that comprise a combination of Divisions representing various asset classes with various levels of risk tolerance.	Standard	No charge	•Only one model is available at a time •Models are “static” and therefore the Owner must make an affirmative election to change models •Available models may change in the future

1 The annual charge for the Optional Enhanced Death Benefit is expressed as a percentage of the entire benefit and varies by issue age.
2 Variable income plans continue to be assessed Base Contract Charges.
3 Some charges apply to amounts allocated to or withdrawn from the Guaranteed Interest Fund but may be calculated in a manner different than the manner applicable to other amounts.
Death Benefit
How Much is the Death Benefit? The amount of the Death Benefit depends in part on when the Annuitant dies. (Remember that the Annuitant is the person upon whose life the Contract is issued.)
•
If an Annuitant dies before the Contract’s Maturity Date—and on or after his or her 75th birthday—the Death Benefit will equal the Contract Value (determined as described below).
•
If an Annuitant dies after the Contract’s Maturity Date (which is stated on the specifications page of the Contract), or any time after Annuity Payments begin, no Death Benefit is payable. Income Plans have their own payout benefit rules at death. (See “Income Plans.”)
•
If an Annuitant dies before the Contract’s Maturity Date—and before his or her 75th birthday—the Death Benefit will equal the greater of the following:
•
the Contract Value (determined as described immediately below); or
•
the amount of Purchase Payments we received, less an adjustment for every withdrawal. (For each withdrawal, we reduce the minimum death benefit by the percentage of the Contract Value withdrawn.)
When is the Death Benefit Determined? In determining the amount of the Death Benefit, the Contract Value is determined as of the date we receive proof of the Annuitant’s death at our Home Office. If we receive proof of death before the close of trading for the NYSE (typically, 4:00 p.m. Eastern Time), we will determine the Contract Value based on the value of the units in the Divisions determined at the close of that day’s trading session. If, however, we receive proof of death on or after the close of
22  Account A Prospectus

NYSE trading, we will determine the Contract Value based on the value of the units in the Divisions determined at the close of the next NYSE trading session. The values in any Guaranteed Account are determined in the same manner as are the values in the Separate Account Divisions; i.e., based on the time we receive the appropriate paperwork.
Guaranteed Minimum Death Benefit Examples
Set forth below are two numerical examples illustrating the effect of a withdrawal from the contract upon the minimum death benefit. The first example shows a hypothetical increase in Contract Value and a hypothetical withdrawal amount; the second shows a hypothetical decrease in Contract Value and a different hypothetical withdrawal amount (this method of calculating reductions has a greater effect on withdrawals when the death benefit exceeds the Contract Value):
	When Contract Value Exceeds Total Purchase Payments	When Contract Value is Less Than Total Purchase Payments
Total Purchase Payments	$50,000	$50,000
Guaranteed Minimum Death Benefit immediately before withdrawal	$50,000	$50,000
Contract Value at the time of withdrawal	$100,000	$40,000
Withdrawal Amount	$25,000	$10,000
Proportionate Adjustment for Withdrawal	($25,000/$100,000) x $50,000 = $12,500	($10,000/$40,000) x $50,000 = $12,500
Percentage Reduction in Death Benefit	25%	25%
Guaranteed Minimum Death Benefit immediately after the withdrawal	$50,000–$12,500 = $37,500	$50,000–$12,500 = $37,500
Example: John Doe was the Owner of a Contract. John dies before the Contract Maturity Date and after his 75th birthday. Upon his death, the Company pays the Contract Value to his wife Jane, his designated beneficiary.
John Doe was the Owner of a Contract. John dies before the Contract Maturity Date and before his 75th birthday. Upon his death, the Company pays the greater of the Contract Value or Purchase Payments less any adjustments for each withdrawal to his wife Jane, his designated beneficiary.
John Doe was the Owner of a Contract. John dies after the Contract Maturity Date. Since the Contract has matured, no death benefits are payable through the Contract. If John settled the funds from the Contract to an Income Plan, a death benefit may be payable based on the Income Plan chosen.
An enhanced death benefit (“EDB”) is available at extra cost. The EDB allows an Owner to “lock in” increases in Contract Value as measured on each Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by the dollar amount of subsequent Purchase Payments and proportionally reduced for subsequent withdrawals, in determining the death benefit payable. The EDB also guarantees that the death benefit payable under the Contract will never be less than Purchase Payments made under the Contract (adjusted for any withdrawals). The EDB on any Valuation Date equals the greatest of (i) the Contract value on that date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the EDB on the most recent Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract value withdrawn since that Contract anniversary. We deduct the extra cost for the EDB from the Contract Value on each Contract anniversary while the EDB is in effect. (See “Enhanced Death Benefit Charge.”) The EDB is available through issue age 65 (i.e., the application must be approved no later than six months following the Primary Annuitant’s 65th birthday) and must be elected when the Contract is issued. The EDB will remain in effect until the Maturity Date or the death of the Primary Annuitant or if you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.
Example: John Doe was the Owner of a Contract and had elected to add the optional enhanced death benefit (“EDB”) to his Contract for an additional charge. John dies before the Contract Maturity Date, after one year of owning the Contract and before his 80th birthday. Upon his death, the Company pays the greatest of the Contract Value, Purchase Payments less any adjustments for each withdrawal, or the EDB on the most recent anniversary plus payments and less any adjustments for withdrawals since the prior anniversary to his wife Jane, his designated beneficiary.
John Doe was the Owner of a Contract and had elected to add the optional enhanced death benefit (“EDB”) to his Contract for an additional charge. John dies before the Contract Maturity Date and after his 80th birthday. Upon his death, the Company pays the greater of the Contract Value or the EDB on the anniversary immediately prior to his 80th birthday plus payments and less any adjustments for withdrawals since that anniversary to his wife Jane, his designated beneficiary.
Enhanced Death Benefit Examples
Set forth below is a numerical example demonstrating the calculation of the enhanced death benefit (assuming an initial purchase payment of $100,000 with no subsequent purchase payments and no withdrawals):
Account A Prospectus  23

Contract Anniversary	Contract Value	Enhanced Death Benefit
First	$120,000	$120,000
Second	$130,000	$130,000
Third	$110,000	$130,000
Set forth below is an example showing the calculation of both the death benefit and the enhanced death benefit for a contract with a subsequent purchase payment and a withdrawal (for illustrative purposes, the contract values are hypothetical and no annual fees are taken into account):
Date-Activity	Contract Value	Death Benefit	Enhanced Death Benefit
1/1/2022–$100,000 Initial Purchase Payment	$100,000 (immediately after Purchase Payment)	$100,000	$100,000
1/1/2023–$50,000 Purchase Payment	$120,000 (immediately before Purchase Payment)	$150,000 (i.e., the sum of the two Purchase Payments)	$170,000 (i.e., the highest anniversary account value plus the $50,000 Purchase Payment)
6/1/2023–$20,000 withdrawal	$125,000 (immediately before the withdrawal)	(1–$20,000/$125,000) x $150,000 = $126,000 (immediately after the withdrawal)	(1–$20,000/$125,000) x $170,000 = $142,800 (immediately after the withdrawal)
How is the Death Benefit Distributed? If the Owner is the Annuitant and dies before the Contract’s Maturity Date, the Beneficiary automatically becomes the new Owner and Annuitant. As a matter of current practice, the Contract continues in force, subject to limitations under federal and/or state law. (If there is more than one Beneficiary for a given Contract, each Beneficiary must make his or her own method of payment election.) If the Contract continues in force, we will set the Contract Value at an amount equal to the Death Benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Government Money Market Division and the Beneficiary (now, the new Owner) may transfer it to the Divisions chosen by such Beneficiary/Owner or to a Guaranteed Account (if available)—transfers to a GIF 8 in this circumstance are allowed only if no funds were invested in the GIF 8 on the death of the Annuitant. Pursuant to the terms of the Contract, the Contract Value will remain invested in the same investment options as those at the time of the Annuitant’s death until such time as the Beneficiary elects to transfer to different investment options or to make a withdrawal.
If the Owner is not the Annuitant and the Annuitant dies before the Maturity Date, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no contingent Annuitant is named within 60 days (or whatever period that may be required under applicable state law) after we receive proof of death of the Annuitant, the Death Benefit becomes payable to the Owner.
If an Owner is the Annuitant and, during his or her life, elected an Income Plan (see “Income Plans”) for a Beneficiary, Annuity Payments begin to such Beneficiary upon the death of the Owner, as described above. If the Owner did not elect an Income Plan for a Beneficiary, the Beneficiary may elect to:
•
continue the Contract (as described above),
•
receive the Death Benefit under an Income Plan, subject to limitations under federal and/or state law, or
•
receive the Death Benefit as a lump sum check.
In any event, the Beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements. (See “Minimum Distribution Requirements.”) If no affirmative election is made, the Beneficiary will receive the Death Benefit as a lump sum check.
Income Plans
Generally If you decide to begin receiving Annuity Payments from your Contract, you may choose either: (1) monthly payments for a specified period (guaranteed only for contracts issued before May 1, 2013), or (2) monthly payments for your life (assuming you are the Annuitant), and you may choose to have payments continue to your Beneficiary for the balance of 10 or 20 years if you die sooner, or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. These Income Plans are available to you on a variable or fixed basis, or a combination thereof, depending on applicable state law. Your Contract may guarantee the right to other Income Plans, and we may offer other Income Plans from time to time from which you may choose when deciding to start receiving Annuity Payments. While no charges are assessed on fixed income plans, we will continue to assess Base Contract Charges on variable income plans. You will also continue to incur the fees and expenses of the underlying Portfolios in which you direct the assets supporting your Income Plan be invested. Fixed income plans describe in the Contract or otherwise offered by the Company include income plans with a guaranteed income amount or income amount that changes annually based on the company’s declared rate. If you select a fixed income plan, we will cancel any Accumulation Units credited to your Contract, transfer the withdrawal value of the Contract to our General Account, and you will no longer have any interest in the Separate Account. We may make a withdrawal charge in determining the withdrawal value. (See “Withdrawal Charges.”) Your interest, if any, in our General Account would also include the value of any amounts allocated to any Guaranteed Account, plus credited interest, less any withdrawals you have made and any applicable MVA.
24  Account A Prospectus

A variable income plan means that the amount representing the actuarial liability under the variable income plan will continue to be invested in one or more of the investment choices you select. Transfers made between investment options during pay-out cannot: (1) exceed 12 transfers per year, (2) transfer into and then out of the same fund within 14 days, if the transfer is $10,000 or more, and (3) transfer into and then out of the same fund within 30 days, if the transfer is in excess of 1% of the underlying fund’s total assets. Your monthly Annuity Payments will vary up or down to reflect continuing investment performance. Under a variable income plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. A fixed income plan, on the other hand, guarantees the amount you will receive each month. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”
The annuitization period begins when you start receiving a stream of periodic annuity payments under your Contract on the date you select. For Income Plans, the earliest possible annuity commencement date is immediately after we issue your Contract. The latest possible annuity commencement date is the Maturity Date (i.e., the date you must annuitize or take the lump sum). On the Maturity Date, if you have not elected a permissible Income Plan (i.e., one offered by the Company for your Contract), we will change the Maturity Date to the Contract anniversary nearest the Annuitant’s 98th birthday (if the Maturity Date is not already such date) and, upon that Maturity Date, we will pay the Contract Value in monthly payments for life under a variable income plan with payments certain for ten years, using your investment choices then in effect. In addition, upon the Maturity Date, expiration of a Guaranteed Period, or when you elect a variable income plan, any amounts in a Guaranteed Account will be transferred to the Government Money Market Portfolio unless you instruct us otherwise.
Example: John Doe was the Owner of a Contract and had elected a single life income plan for a ten-year certain period. John dies before the ten-year certain period is over and his wife Jane, his beneficiary, continues to receive income payments for the remainder of the certain period. After the ten-year certain period, no income payments are payable to Jane, his beneficiary.
Description of Variable Income Plans The following variable income plans are available:
1. Period Certain (sometimes referred to as Installment Income for a Specified Period). An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year (guaranteed only for contracts issued before May 1, 2013).
2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Certain Period). An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period. After the payee’s death, we will make any remaining guaranteed payments to the designated beneficiary. Where no certain period was selected and the Income Plan beneficiary dies before the first scheduled payment, then no payments will be paid.
3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Certain Period). An annuity payable monthly for a certain period of 10 years and thereafter during the joint lifetime of two Joint Annuitants. On the death of either Joint Annuitant, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.
We may, subject to applicable state law, limit the election of a variable income plan to one that results in an initial payment of at least $20. A variable income plan will continue even if payments fall to less than $20 after the plan begins. From time to time we may establish variable income plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other plans, with provisions and rates we publish for those plans. Amounts (or portions thereof) payable under a variable income plan with a period certain may be redeemed after we have a request for redemption in good order at the Home Office. Where no certain period was selected and the Income Plan beneficiary dies before the first scheduled payment, then no payments will be paid.
After the effective date of an Income Plan which does not involve a life contingency (i.e., Plan 1), a payee may transfer to either form of life annuity (i.e., Plans 2 or 3) at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first Annuity Payment under the new plan on the basis of the particular plan selected, the Annuity Payment rate, and the Annuitant’s adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We may permit other transfers between Income Plans, subject to such limitations we may reasonably determine. If you are in an Income Plan involving a life contingency (i.e., Plans 2 or 3), you will not be able to withdraw any Contract Value after the annuity commencement date. We will not permit a transfer to an Income Plan that involves a different life contingency. Income Plans for Beneficiaries may differ from those offered to Owners. At the written request of the Owner, we may impose restrictions on payments to beneficiaries.
Amount of Annuity Payments We will determine the amount of the first Annuity Payment on the basis of the particular variable income plan you select, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the variable income plan involves life contingencies. The first payment will be
Account A Prospectus  25

lower if the variable income plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the actuarial value of a variable income plan’s interest in a Division of the Separate Account after Annuity Payments begin. Class A Accumulation Units become Class A Annuity Units and Class B Accumulation Units become Class B Annuity Units on the Maturity Date.
Assumed Investment Rate The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 ½%. Variable annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed
Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.
Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular variable income plan, the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.
26  Account A Prospectus

Additional Features and Services
Reinvestment of Redemptions
In special limited circumstances, we will allow Purchase Payments to be made without the deduction of a sales load (or with a refund of a withdrawal charge) for those Contract Owners who make a Purchase Payment in connection with a request to void a redemption made within 60 days (or whatever period that may be required under applicable state law) of our receipt of the redemption request. Such Purchase Payments and the amount of any withdrawal charge deducted upon redemption will be reinvested at the accumulation unit value next determined for each investment option after our receipt of the signed request for reinvestment in good order at our Home Office. Purchase Payments will be applied to the same investment option(s) from which the initial redemption(s) were made. We will not process a request for reinvestment where redemption proceeds were paid by check made payable to the Contract Owner and such check was cashed, where the redemption proceeds are directly deposited to a checking or savings account, or if the time between the distribution and the request for reinvestment crosses a contract anniversary. Similarly, we may refuse to process requests for reinvestment where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. For further information, contact your Financial Representative.
Example: John Doe has a back-load Contract and decides to withdraw $2,000. The accumulation value of his contract at the time of the withdrawal request was $25,000. After the withdrawal, John’s contract had a value of $23,000 and he received $1,880 in proceeds. John receives his requested withdrawal amount after deducting $120, which is the withdrawal charge (6% in years 1-3) applied to the amount withdrawn ($2,000 x 0.06 = $120). Forty-five days later, John requests to void his previous redemption request. At the time of this request, John’s contract has decreased in value due to the investment experience of the Divisions and was worth $22,000. The Company refunds the amount withdrawn as well as the withdrawal charge ($2,000 total) increasing the Contract Value to $24,000.
Terminal Illness Benefit
Withdrawal charges are waived if the Primary Annuitant is terminally ill (as defined in the Terminal Illness Benefit Rider) and has a life expectancy of 12 months or less (or whatever period that may be required under applicable state law). No withdrawal charge will be waived if the determination of terminal illness is made before the Contract was issued. No Purchase Payments may be made to the Contract once proof of terminal illness is provided to the Company. Whether by Contract or Company practice, we are extending this benefit to terminal injury as well, effective May 1, 2013.
Example: John Does is the Owner of a back-load Contract and after one year of owning the Contract, he becomes terminally ill with a life expectancy of 12 months. John requests to take a withdrawal that would have normally been subject to a withdrawal charge of 6%. In that instance, if he satisfies the conditions of the rider, the Company would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Nursing Home Benefit
Withdrawal charges are waived after the first Contract anniversary if the Primary Annuitant’s confinement is medically necessary for at least 90 consecutive days (or whatever period that may be required under applicable state law) on a 24 hour per day basis in a licensed nursing facility or hospital (as defined in the Nursing Home Benefit Rider). No withdrawal charge will be waived if the confinement began before the Contract was issued. No Purchase Payments may be made to the Contract once proof of confinement is provided to the Company. A request for waiver of withdrawal charges must be made no later than 90 days (or whatever period that may be required under applicable state law) following the date confinement ended.
The Terminal Illness and Nursing Home Benefits are not available in New York.
Example: John Doe is the Owner of a back-load Contract and after one year of owning the Contract, he becomes confined to a nursing home for 90 consecutive days. John requests to take a withdrawal that would have normally been subject to a withdrawal charge of 6%. In that instance, if he satisfies the conditions of the rider, the Company would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
Automatic Dollar-Cost Averaging
The Dollar-Cost Averaging Plan is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of money (expressed in whole percentages and in amounts of at least $100) into the Divisions over a period of time by systematically and automatically transferring, on a monthly, quarterly, semiannual, or annual basis, specified dollar amounts from the Government Money Market Division into the other Division(s). This allows you to potentially reduce the risk of investing most of your Purchase Payments into the Divisions at a time when prices are high. Transfers will end either when the amount in the Government Money Market Division is depleted or when you notify us to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging Plan. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.
Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices. You should consult your financial representative before deciding whether to elect dollar cost averaging.
Account A Prospectus  27

Systematic Withdrawal Privilege
You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. The withdrawals may be taken either proportionately from each investment option or from specific investment options you designate . Systematic withdrawals continue until at least one of the following occurs: (1) the amount in any of the selected Portfolios or Guaranteed Accounts is depleted; (2) less than 100 Accumulation Units remain in the Contract; (3) a systematic withdrawal plan terminates; (4) when the final amount is distributed and there is no value left in the Contract (in which case the Contract will terminate); or (5) you terminate systematic withdrawals. We may deduct a withdrawal charge from any amount you withdraw in excess of your free withdrawal amount, and you may have to pay income taxes and tax penalties on amounts you receive. There is no charge for the Systematic Withdrawal Plan service. We reserve the right to modify or terminate this Systematic Withdrawal Plan at any time.
Special Withdrawal Privilege You can withdraw 10% of the Contract’s accumulation value without a surrender charge, if the Contract has at least a $10,000 balance, beginning on the first Contract anniversary.
Portfolio Rebalancing
To help you maintain your asset allocation over time, we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis (i.e., monthly, quarterly, semi-annually, or annually), back to the allocation percentages you have selected. There is no charge for this Portfolio Rebalancing feature. We reserve the right to modify or terminate this Portfolio Rebalancing feature at any time. If you transfer between underlying investment options, automatic portfolio rebalancing (“APR”) will ordinarily end and you will need to make a new APR election if you want APR to continue.
Only contracts with accumulation values of $10,000 or more or those Contracts that have been annuitized are eligible. Portfolio rebalancing may only be used with the variable, not the fixed, investment options. A program of regular investing cannot assure a profit or protect against loss in a declining market.
Interest Sweeps
If you select this service we will automatically sweep or transfer interest from the GIF 1 to any combination of Divisions. Interest earnings can be swept monthly, quarterly, semi-annually or annually. Transfers (which must be expressed in whole percentages) will end either on a date you specify or when the amount of interest being transferred is less than $25, whichever is earlier.
Only Contracts with $10,000 or more in the GIF 1 are eligible. (Interest sweeps are not available for amounts in the GIF 8.) The amount and timing restrictions that ordinarily apply to transfers between the GIF 1 and the investment Divisions do not apply to interest sweeps.
Allocation Models The Company currently makes available allocation models at no extra charge. An Owner can select only one model at a time. Each of the five models currently available is comprised of a combination of Portfolios representing various asset classes with various levels of risk tolerance ranging from conservative to very aggressive. Generally, the five models can be characterized as follows:
Conservative
This combination of Divisions
has Portfolios that generally
invest in a mix of mostly fixed
income securities and some
equity securities in order to
preserve principal, provide
liquidity and income to seek
modest growth.

Moderately Conservative
This combination of Divisions
has Portfolios that generally
invest in fixed income securities
and a mix of equity securities
with a majority emphasis on
fixed income investments in
order to preserve principal,
provide liquidity and income
and to seek modest growth.

Balanced
This combination of Divisions
has Portfolios that generally
invest in a mix of fixed income
and equity securities in order to
preserve principal and pursue
sustained long-term growth
without the volatility of high-
risk investments.

Aggressive
This combination of Divisions
has Portfolios that generally
invest in a mix of equity
securities and some fixed
income securities in order to
primarily pursue long-term
growth while willing to accept
the volatility associated with
high-risk investments.

Very Aggressive
This combination of Divisions
has Portfolios that invest in
almost entirely in a variety of
equity securities in order to
achieve higher potential growth
while assuming the risks and
higher volatility associated with
these securities.

An Owner may only select a model which is currently available. Any investment allocations outside of an Owner’s original model must be made by the Owner, and will not be made by the Company. The Company does not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in Owner’s investment needs or for other reasons. If an Owner wishes to remove Portfolios from an Owner’s model and/or change
28  Account A Prospectus

allocations to a current model, the Owner may do so by contacting their financial representative or by calling 1-888-455-2232. There will be no automatic rebalancing to these models unless the Owner chooses the automatic rebalancing option. Please note that investment in a model does not eliminate the risk of loss and it does not protect against losses in a declining market. An Owner should consult their financial representative for more information about available allocation models and whether investment in a model is appropriate for them.
Available models may change from time to time. The Company reserves the right to modify, suspend, or terminate any asset allocation model at any time but this will not affect an Owner’s current allocation, except in limited circumstances involving a Substitution or the elimination of a Portfolio as an investment option under the Contract (see “Substitution of Portfolio Shares and Other Changes” above for more information regarding the substitution of a Portfolio). In that case, allocations in a Portfolio within a model (Original Portfolio) will be transferred to a different Portfolio if Original Portfolio becomes no longer available (e.g., a substitution, merger, liquidation), in which case the Company will send written notice in advance of such event. If an Owner is invested in a model that is no longer offered and initiates a change outside of the original model allocations, the Owner will not be able to select the original model (see “Transfers Between Divisions” above for more information about how to change portfolio allocations).
Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an investment adviser affiliated with the Company, and therefore a corresponding increase in Portfolio management fees collected by such adviser and may present a conflict of interest.

Charges
We will make the following current charge deductions:
Sales Load For the front-load Contract we deduct a sales load from all Purchase Payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. If the sales load does not cover distribution expenses, any shortfall will be paid from our general account. Such payments from our general account may consist of, among other things, proceeds from the Base Contract Expenses described below. For front-load contracts sold between May 1, 2000 and April 30, 2003, the sales load on cumulative purchase payments in excess of $1,000,000 is 0.5%. We base the charge on cumulative Purchase Payments we have received and the rates in the table below:
Cumulative Purchase Payments Paid Under the Contract	Charge (as % of Purchase Payment)	Charge (as % of Amount Invested)
First $100,000	4.5%	4.5%
Next $400,000	2.0%	2.5%
Balance over $500,000	1.0%	[1]2.25%
1 This percentage assumes cumulative Purchase Payments paid under the Contract were $600,000.
Contract Fee On each Contract anniversary prior to the Maturity Date, we charge $30 for administrative expenses relating to the Contracts during the prior year. We cannot increase this charge. We will apply the charge for the Contract Fee by reducing the number of Accumulation Units credited to your Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in a Guaranteed Account as though it were an investment of the same amount in one of the Separate Account Divisions, except that no amount will be taken from a GIF 8 unless insufficient value exists in the GIF 1 and the Separate Account Divisions. We use this fee to reimburse our actual administrative expenses. We waive the Contract fee if the Contract Value on the Contract anniversary is $25,000 or more. Currently, we are also waiving the Contract fee if the Purchase Payments, less withdrawals, equal or exceed $25,000. We reserve the right to change this practice in the future. We will give prior notice.
Base Contract Charges
Nature and Amount of the Charges When we determine the value of Accumulation and Annuity Units, we deduct a charge for mortality rate and expense risks we have assumed. We assume, for example, the risk that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. We also assume the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.
For the front-load Contract, the deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.50% of the assets of the Separate Account. For the back-load Contract, the deduction for Class B Accumulation Units and Class B Annuity Units is at a current annual rate of 1.25% of the assets of the Separate Account; the deduction for Class A Accumulation Units and Class A Annuity Units is at a current annual rate of 0.50% of the assets of the Separate Account. While our Board of Trustees may increase or decrease such deductions, in no event may the deduction exceed an annual rate of 0.75% for the front-load Contract, 1.50% for the back-load Contract Class B Accumulation and Annuity Units, and 0.75% for the back-load Contract Class A Accumulation and Annuity Units.
Reduction of the Charges For the back-load Contracts, we convert Class B Accumulation Units to Class A Accumulation Units on a Contract anniversary if the Contract Value is at least $25,000 and the Purchase Payment which paid for the Class B Accumulation Units has reached “Category Zero,” that is, its withdrawal charge rate is 0%. (See “Withdrawal Charges.”) As a result of the conversion, the mortality rate and expense risks charge is reduced from 1.25% to 0.50% on these units based on
Account A Prospectus  29

current rates. The conversion amount includes the purchase payment in Category Zero and a proportionate share of investment earnings. We allocate the conversion amount proportionately to each Division, and we adjust the number of Accumulation Units in each Division to reflect the relative values for Class A and Class B Accumulation Units on the date of the conversion. The same conversion process and a similar result applies to amounts in a Guaranteed Account. We do not convert Class A Accumulation Units back to Class B Accumulation Units even if the value of your Contract falls below $25,000. We do not convert Annuity Units from Class B to Class A.
Other Expense Risks The value of your Contract may reflect a deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “The Separate Account” and any applicable taxes, (i.e., any tax liability) we have paid or reserved for resulting from the maintenance or operation of a Division of the Separate Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see “Taxation of Northwestern Mutual”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the value of such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the 1940 Act.
Withdrawal Charges
Withdrawal Charge Rates When not waived (as described below), we assess certain withdrawal charges if you elect to withdraw Class B Accumulation Units for cash. Such charges compensate us for expenses associated with the sales of the Contracts, including sales commissions. We base the withdrawal charge on purchase payments made according to the categories and rates in the following table:
Category	Withdrawal Charge Rate
8,7, 6	6%
5	5%
4	4%
3	3%
2	2%
1	1%
0	0%
We base the amount in each Category (i.e., the number of years remaining in a withdrawal charge period for a particular Purchase Payment) on cumulative Purchase Payments you have made and on the number of Contract anniversaries that have occurred since you made each Purchase Payment. The first $100,000 of total Purchase Payments paid over the life of the Contract start in Category Eight, the next $400,000 start in Category Four, and all additional Purchase Payments paid start in Category Two. As of each Contract anniversary, we move any amount in a Category to the next lower Category until the Contract anniversary on which that amount reaches Category Zero. The total withdrawal charge will be the sum of all the results calculated by multiplying the amount in each Category by the rate for that Category. The amounts we use will be taken first from the withdrawal charge free amount; next from the Class A Accumulation Units; next from the Class B Accumulation Units in the order that produces the lowest withdrawal charge; and last from any remaining value in the Contract.
For example, suppose a back-load contract has an initial Purchase Payment of $400,000 and is allocated among the Division(s) of the Separate Account. The first $100,000 begins in withdrawal charge Category Eight and the remaining $300,000 begins in withdrawal charge Category Four. The withdrawal charge in the first year would be not more than $18,000, i.e., 4% of $300,000 plus 6% of $100,000. Suppose no further Purchase Payments and no withdrawals during the first four years. The $100,000 that was in Category Eight at issue would have moved down one Category each Contract anniversary such that it would move to Category Four on the fourth Contract anniversary. The $300,000 that was in Category Four at issue would move to Category Zero. Suppose the Contract value on the fourth anniversary was $600,000. Because 75% of the Purchase Payments ($300,000/$400,000) are moving to Category Zero, 75% of the Contract value ($450,000) would convert to Class A Accumulation Units and 25% ($150,000) would remain as Class B Accumulation Units. For a withdrawal occurring within the next year, the first $15,000 (10% of $150,000) would be withdrawn from Class B with no withdrawal charge. The next amount withdrawn would be the Contract value attributable to Class A Accumulation Units with no withdrawal charge. The next $100,000 withdrawn (from Class B) would be subject to a 4% withdrawal charge. The withdrawal charge for a full withdrawal would be not more than $4,000. A withdrawal charge is not assessed on any earnings.
To illustrate withdrawal charges on partial withdrawals, consider the following example. Supposed a back-load contract has an initial Purchase Payment of $100,000. On the second contract anniversary, the owner withdraws $20,000, but because of market appreciation, the Contract value at the time of the withdrawal equals $120,000 immediately before the withdrawal. Of the total $20,000 withdrawal, the free partial withdrawal amount is $12,000 (10% of $120,000). The withdrawal charge on the remaining $8,000 is $480 (6% of $8,000). Now assume that on the third contract anniversary, the owner wishes to withdraw the entire account value. At that time, the contract value equals $110,000. The free partial withdrawal amount is $11,000 (10% of $110,000). On the next $92,000 [$100,000 (the amount of the purchase payments) less $8,000 (the amount on which a withdrawal charge has already been assessed)], the withdrawal charge assessed is $4,600 (5% of $92,000). On the rest of the remaining account value (i.e., $7,000), the withdrawal charge is $0. Because we used the $8,000 of purchase payments to determine the charge on the second anniversary, we will not use that amount again for this withdrawal.
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Waiver of Withdrawal Charges When we receive proof of death of the Primary Annuitant, we will waive withdrawal charges applicable at the date of death by moving Purchase Payments received prior to the date of death to Category Zero. We will also waive the withdrawal charge if the Primary Annuitant has a terminal illness, or is confined to a nursing home or hospital after the first Contract year, in accordance with the terms of the Contract and applicable state law. You may not make Purchase Payments after we are given proof of a terminal illness or confinement.
A “withdrawal charge free” amount is available under a Contract if the Contract Value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is 10% of the value of the Class B Accumulation Units on the last Contract anniversary. We will make no withdrawal charge when you select a variable income plan. However, we will make the withdrawal charge if you make a withdrawal, or partial withdrawal, within five years after the beginning of a variable income plan which is not contingent on the payee’s life (i.e., Plan 1).
For fixed income plans, the Contract provides for deduction of the withdrawal charge when the Income Plan is selected. By current administrative practice, so long as the Contract has been in force for at least one full year, we will waive the withdrawal charge if you select a fixed income plan for a certain period of 12 years or more or certain fixed income plans which involve a life contingency.
As a matter of administrative practice, which we reserve the right to change at any time in our sole discretion, we are currently waiving withdrawal charges on the greater of (i) the Contract Year “withdrawal charge free” amount or (ii) the current year Required Minimum Distributions (except for withdrawals from GIF 8) when submitted on our Required Minimum Distribution Request form.
On July 26, 2007, the Treasury and the Internal Revenue Service issued final regulations governing tax-deferred annuities subject to the provisions of Section 403(b) of the Code that, among other things, require a written plan document, nondiscrimination testing and universal availability and impose restrictions on exchanges, transfers and distributions. These rules became effective on January 1, 2009. However, the restrictions on transfers took effect on September 24, 2007. Because of the requirements of these regulations, Northwestern Mutual will not accept new tax-deferred annuity plans and will allow new purchase payments, rollovers, or transfers into its existing tax-deferred annuity contracts. Transfers out of its existing tax-deferred annuity contracts can only take place if certain conditions are met.
Withdrawal Charges and Our Distribution Expenses The amount of withdrawal charges we collect from the back-load Contracts as a group will depend on the volume and timing of withdrawal transactions. We are unable to determine in advance whether this amount will be greater or less than the distribution expenses we incur in connection with those Contracts, but based on the information presently available we believe it is more likely than not that distribution expenses we incur will be greater than the withdrawal charges we receive. We bear this risk for the duration of the Contracts. We will pay any excess of distribution expenses over withdrawal charges from our general assets. These assets may include proceeds from the charge for mortality rate and expense risks described above.
Special Withdrawal Charges and Rules Applicable to Guaranteed Accounts See “The Investment Options—Fixed Options” for special withdrawal charges and rules applicable to investments in the GIF 8.
Other Charges
Enhanced Death Benefit Charge On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract Value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. Except for some Contracts subject to New York law, we deduct the charge from the Divisions of the Separate Account and the Guaranteed Accounts in proportion to the amounts you have invested. (For New York front and back load Contracts issue on or after 1/16/04, the charge is deducted only from the Separate Account Divisions and not from the Guaranteed Accounts(s).)
Premium Taxes The Contracts provides for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes generally range from 0% to 3.5% of total Purchase Payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future. The amount deducted, if any, may be more or less than the percentage charged by your state of residence.
Portfolio Expenses and Charges The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the mutual fund prospectuses.
For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2020 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.20% to a maximum of 1.25%.
Expedited Delivery Charge When, at your request, we incur the expense of providing expedited delivery of your redemption request (e.g., a complete or partial withdrawal) we assess the following charges: $15 for express mail delivery (plus $2 for “signature required” service at your request) and $15 for a wire transfer.
Account A Prospectus  31

Federal Income Taxes
We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event Contracts should be issued pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.
Contribution Limits
Any employer, including a self-employed person, can establish a plan under Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the employer and the employee cannot exceed the lesser of $58,000 or 100% of compensation or earned income up to $290,000 (dollar amounts as indexed for 2021). The employer’s deduction for contributions is limited to 25% of eligible payroll.
Salary reduction contributions made under a cash or deferred arrangement (401(k) plan) are limited to $19,500 in 2021, indexed thereafter. This annual dollar limit applies to the aggregate of all “elective deferrals” to a Roth 401(k) plan and all tax-favored plans of the employee. Employees who are age 50 or over may also make a catch up contribution of $6,500 for 2021, indexed thereafter. In addition, certain declared federal disaster relief or military service provisions may supplement this information.
Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, “top heavy” rules apply if more than 60% of the present value of the cumulative accrued benefits or the aggregate of the account balances are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.
Taxation of Contract Benefits
No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as Annuity Payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each Annuity Payment which represents the ratio of the employee’s “investment in the contract” to the employee’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered.
Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a pro rata return of the employee’s “investment in the contract.” Benefits received as a “lump sum distribution” by individuals born before January 1, 1936 may be eligible for a separate tax averaging calculation. With certain limited exceptions, all benefits are subject to the tax-free rollover provisions of the Code. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59½ or disability) unless payments are made after the employee separates from service and payments are paid in substantially equal installments over the life or life expectancy of the employee, or are paid on account of early retirement after age 55, or unless payments are made for medical expenses in excess of 7.5% of the employee’s Adjusted Gross Income.
A loan from the Plan to an employee may be taxable as ordinary income depending on the amount and terms of the loan. Benefit payments will be subject to mandatory 20% withholding unless the payments are rolled over directly to traditional IRA or “eligible employer plan” that accepts rollovers. An “eligible employer plan” includes a tax-qualified plan, an individual retirement arrangement, a tax-deferred annuity, or a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee’s beneficiary) or over a period of 10 years or more, are “required minimum distributions,” or are due to hardship.
Minimum Distribution Requirements As a general rule, the Plan is required to make certain required minimum distributions to the employee during the employee’s life and to the employee’s beneficiary following the employee’s death. If a portion or all of the distribution is less than the required minimum distribution, a 50% penalty tax may be imposed on the person who should have received the payment for the shortfall amount.
The Plan must make the first required distribution no later than the “required beginning date” and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be calculated according to the Uniform Table provided in IRS regulations, which provides divisors based on the joint life expectancy of the employee and an assumed beneficiary who is ten years younger, provided, however, that where the beneficiary is the Owner’s spouse and the spouse is more than ten years younger than the Owner, distributions may be based upon their joint life expectancy instead of the Uniform Table. The required beginning date is April 1 of the calendar year following the later of the calendar year in which the employee attains age 72 or, if the employee is not a “5% owner” of the employer, the calendar year in which the employee retires.
If the employee dies before the required beginning date, the Plan must make distributions under one of three main rules: (1) the life expectancy rule, (2) the ten year rule, or (3) the five year rule.
(1) Life Expectancy Rule: An eligible designated beneficiary may take distributions based on the beneficiary’s life or life expectancy when the beneficiary is the surviving spouse of the Owner, a child of the Owner who is under the age of majority, a disabled or chronically ill beneficiary, or any other person who is not more than ten years younger than the Owner. Generally, distributions must commence by December 31 of the year following the
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year of the , such as Owners and other persons who may have material rights under the Contract (e.g., beneficiaries), death. (See below for exception for spouse beneficiary.)
(2) Ten Year Rule: A designated beneficiary who is not an eligible designated beneficiary is required to draw down the entire inherited interest within ten years of the Owner’s death. This applies whether or not the Owner had begun RMDs prior to the Owner’s death.
(3) Five Year Rule: A beneficiary who is not either an eligible designated beneficiary or a designated beneficiary, as defined by federal tax law, may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.
A nonspouse designated beneficiary may directly roll over (i.e., trustee-to-trustee transfer) the death proceeds to an inherited IRA. The nonspouse designated beneficiary is then required to take distributions pursuant to the minimum distribution requirements discussed above.
Spousal Exceptions If the employee’s spouse, as defined under federal tax law (below), elects the life expectancy rule, distributions do not need to begin until December 31 of the year following the year of the employee’s death or, if later, by the end of the year the employee would have attained age 72. Alternatively, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date.
If the employee dies after distributions have begun, but before the entire interest is distributed, the remaining portion of the interest must be distributed at least as rapidly as under the method of distribution permitted under IRS regulations as of the date of the employee’s death.
Temporary Rules Under the CARES Act On March 27, 2020 Congress passed the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). Among other provision, the CARES Act includes temporary relief from certain tax rules applicable to qualified contracts. You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving the contract or your interest in the contract.
Required Minimum Distributions: The CARES Act allowed participants and beneficiaries in certain qualified plans and IRAs to suspend taking required minimum distributions in 2020, including any initial required minimum distributions for 2019 that would have been due by April 1, 2020. Additionally, the year 2020 was not counted in measuring the five year or ten year post-death distribution period requirements. Any distributions made in 2020 that, but for the CARES Act, would have been a required minimum distribution instead may be eligible for rollover. Furthermore, distributions that were subject to 20% withholding because they were eligible rollover distributions from Section 403(b) or Former Pension Annuities were only be subject to default withholding.
Retirement Plan Distribution Relief: Under the CARES Act, an “eligible participant” could have withdrawn up to a total of $100,000 from IRAs and certain qualified plans that adopt this provision without being subject to the 10% additional tax on premature distributions. The Federal income tax on these distributions for eligible participants can be spread ratably over three years and the distributions may be re-contributed during the three-year period following the distribution. For these purposes, eligible participants are participants who:
•
have been diagnosed with COVID-19,
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have spouses or dependents diagnosed with COVID-19, or
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have experienced adverse financial consequences stemming from COVID-19 as a result of
•
being quarantined, furloughed or laid off,
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having reduced work hours,
•
being unable to work due to lack of child care,
•
the closing or reduction of hours of a business owned or operated by the participant, or
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other factors determined by the Treasury Department.
Eligible participants could have taken these distributions from 401(k), 403(b), and governmental 457(b) plans even if they would otherwise be subject to in-service withdrawal restrictions (e.g., distributions before age 59-1/2) and the 20% withholding that would otherwise apply to these distributions does not apply.
Taxation of Northwestern Mutual
We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Charges.”)
Other Considerations
You should understand that the tax rules for annuities and qualified plans, including but not limited to Plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations, and prospective purchasers desiring to adopt an HR-10 pension or profit-sharing plan or trust should consult qualified tax counsel. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals, or state or other law. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. Before you purchase a Contract, we advise you to consult qualified tax counsel.

Account A Prospectus  33

Contract Owner Services
Electronic Funds Transfer (“EFT”) Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add Purchase Payments to the Division(s) within your traditional IRA, Roth IRA, SEP IRA, or non-tax qualified Contract on a regular monthly basis through payments drawn directly on your checking account. There is no charge for the EFT service.
A program of regular investing cannot assure a profit or protect against loss in a declining market.
Automatic Required Minimum Distributions (“RMD”) For IRAs, SEP Plans, SIMPLE IRA Plans, 403(b) Plans, and Nontransferable Annuities, You can arrange for annual required minimum distributions to be sent to you automatically once you turn age 72.
Substitution of Portfolio Shares and Other Changes When permitted by law and subject to any required regulatory approvals, we reserve the right to eliminate a Portfolio and to substitute another Portfolio or mutual fund for such Portfolio (or substitute a class of shares of an existing Portfolio for a different class of the same Portfolio) if the shares of the Portfolio are no longer available for investment or, in our judgment, further investment in the shares of the Portfolio is no longer appropriate. In the event we take any action to substitute another Portfolio in the future, we may make an appropriate endorsement of your Contract and take other necessary actions.
Owner Inquiries and Instructions Get up-to-date information about your Contract at your convenience with your User ID and password. Visit our website ( http://www.northwesternmutual.com ) to enroll for access to Division performance information, forms for routine service, and daily unit values for Contracts you own. Eligible Contract Owners may also set up certain electronic payments, transfer invested assets among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For questions about your Contract or Division values, assistance with payments or distributions, or other contract changes (such as transferring among investment options, changing allocations, or obtaining Division performance information), please contact us toll-free at 1-888-455-2232.
The submission of transfer or withdrawal instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our then current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend, or terminate the ability to make transfers via Electronic Instructions.

Additional Information
The Distributor We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.
Under the Distribution Agreement, the Company receives all sales loads and withdrawal charges, and pays NMIS an annual fee based upon NMIS’ actual expenses for the services NMIS performs under the Distribution Agreement, including all compensation payable to its registered representatives. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year.
Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.
For purchases of and additional deposits into the Contract, your registered representative receives a commission of 2.5% on the first $100,000 and 1.25% on the next $400,000 and 0.5% on amounts over $500,000, and servicing compensation of 0.15% annually. There is also a bonus program that rewards your registered representative for total annuity sales that can pay your registered representative a bonus commission rate of up to 0.75% for the sale of a variable annuity contract.
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NMIS and the Northwestern Mutual Wealth Management Company (“NMWMC”) use a system referred to as a “grid” for paying registered representatives commissions and fees for the sale or servicing of other investments such as mutual funds in brokerage accounts or advisory accounts. The higher level of overall commissions or fees for investments that your registered representative is responsible for generating, the higher percentage of commissions or fees they receive, which in turn lowers the percentage of fees or commissions retained by NMIS or NMWMC; those breakpoints and percentages are what is referred to as the grid. The grid payout percentages range between 35% and 95% payable to the registered representative, depending on the level of sales or fees generated by that registered representative during the previous year. Therefore, a registered representative’s current year grid level is set based on the registered representative’s previous year’s sales production. Sales of Contracts count towards sales production used to measure grid placement, even though commissions for Contracts are not paid out through the grid. The ability to improve grid placement in the following year provides an incentive for your registered representative to sell the Contract.
Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as additional bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products can qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts help registered representatives and/or their managers qualify for such compensation and benefits.
NMIS does not pay its registered representatives any portion of the 12b-1 fees related to mutual funds held in certain accounts with assets under $50,000. Because a registered representative may receive ongoing compensation on a sale of a Contract below $50,000, but will not receive ongoing compensation on mutual fund investments below that amount, a registered representative has an incentive to recommend the Contract for purchases below $50,000.
Certain of the Distributor’s registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.
Voting Rights As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from (i) the Owners of Accumulation Units supported by assets of that Division; and
(ii) the payees receiving payments under variable income plans supported by assets of that Division. Periodic reports relating to the Portfolios, proxy material, and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to the Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable income plan, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable income plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received, as well as shares of the fund that the insurer itself owns, in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.
We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next annual report to Contract Owners.
Dividends This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a variable income plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed. It is not expected that any dividends will be payable on this Contract, except, possibly, on certain fixed installment plans.
We will credit dividends, if any, attributable to your Contract on the Contract anniversary. Dividends, if any, credited prior to the Maturity Date will be applied as a Net Purchase Payment on the Contract anniversary unless the Owner elects to have the dividend paid in cash. However, if the NYSE is closed on the Contract Anniversary, the amount of any dividend will be applied as of the next Valuation Date after the Contract anniversary. Dividends, if any, applied as a Net Purchase Payment will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.
Dividends for Contracts Issued Prior to March 31, 2000 During the year 2021 we are paying dividends on approximately 54% of the inforce variable annuity contracts we issued prior to March 31, 2000. Dividends are not
Account A Prospectus  35

guaranteed to be paid in future years. The dividend amount is volatile since it is based on the average variable Contract Value which is defined as the value of the Accumulation Units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract’s interest in the Account. Dividends on these variable annuities arise principally as a result of more favorable expense experience than that which we assumed in determining deductions. Such favorable experience is generated primarily by older and/or larger Contracts, which have a mortality and expense risk charge of at least 0.75%. In general, we are not paying dividends on Contracts with an average variable Contract Value of less than $25,000. Approximately 88% of those with a value above $25,000 will receive dividends. The expected dividend payout for the year 2021 represents about 0.69% of the average variable Contract Value for those Contracts that will receive dividends. The maximum dividend we are paying on a specific Contract is about 0.73%.
We credit any dividend for a Contract on the anniversary date of that Contract. We apply the dividend as a net purchase payment unless you elect to have the dividend paid in cash.
Internal Annuity Exchanges As a matter of current practice, which we may limit or stop at any time in our discretion, we permit owners of certain fixed and variable annuity contracts that we have previously issued to exchange those contracts for sales expenses. Such exchanges are not intended to be available for all owners, as they may not be in a particular owner’s best interest. We are not presently charging an administrative fee on these transactions. We permit only one such transaction in any 12-month period.
In general, amounts exchanged from a Contract with a withdrawal charge to a new back-load Contract are not assessed a withdrawal charge when the exchange is effected; rather, premium payments are placed in the same withdrawal charge category under the new back-load Contract as they were before the exchange (any appreciation attributable to the premium payments is not subject to withdrawal charges). A similar rule applies to amounts exchanged from a front-load Contract to a new back-load Contract (i.e., no withdrawal charge or sales load will be charged on premium payments and any appreciation attributable thereto that are exchanged into a new back-load Contract) and to amounts exchanged from a front-load Contract to a new front-load Contract (i.e., no second front-load will be charged on amounts exchanged from an existing front-load Contract to a new front-load Contract). Fixed annuity contracts, which are not described in this prospectus, are available in exchange for the Contracts on a comparable basis.
Speculative Investing Do not purchase this contract if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Contract is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.
Abandoned Property Requirements Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please call 888-455-2232 to make such changes.
Cybersecurity & Certain Business Continuity Risks The Company has administrative, technical and physical safeguards in place with respect to information security, nevertheless, our variable product business is potentially susceptible to operational and information security risks resulting from a cyber-attack as it is highly dependent upon the effective operation of our computer systems and those of our business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Other disruptive events, including (but not limited to) natural or man-made disasters and public health crises or pandemics (such as coronavirus COVID-19), may also adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or other affiliated or third-party service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations can interfere with issuance or our processing of transactions (including the processing of orders through our website or with the Portfolios), may interfere with our ability to receive, pickup and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or other affiliate or third-party service providers are able to work remotely. These events may also impact the issuers of securities in which
36  Account A Prospectus

the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that the Company, the Portfolios or our service providers will avoid losses affecting your Contract due to a disaster or other catastrophe.
Legal Proceedings Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.
Account A Prospectus  37

APPENDIX A—Portfolios Available under Your Contract
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.nmprospectus.com. You can also request this information at no cost by calling (866) 910-1232 or by sending an email request to vavldocrequest@northwesternmutual.com. In addition to the Portfolios listed below, the Contract also offers fixed options (see “Other Benefits Available Under the Contract - Fixed Options” above), subject to restrictions, which can earn interest for specified periods at declared rates.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
				1 Year	5 Year	10 year
Long-term growth of capital; current income is a secondary objective	Growth Stock Portfolio[2]	Mason Street Advisors, LLC (MSA)/T. Rowe Price Associates, Inc	0.42%[1]	34.97%	17.68%	14.73%
Long-term growth of capital	Focused Appreciation Portfolio[2]	MSA/Loomis, Sayles & Company, L.P.	0.62%[1]	32.55%	19.30%	15.90%
Long-term growth of capital and income	Large Cap Core Stock Portfolio[2]	MSA/ Wellington Management Company LLP	0.44%[1]	22.74%	15.24%	11.73%
Long-term growth of capital and income	Large Cap Blend Portfolio[2]	MSA/ Fiduciary Management, Inc.	0.81%[1]	10.05%	12.18%	11.14%
Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	Index 500 Stock Portfolio[2]	MSA/BlackRock Advisors, LLC	0.20%[1]	18.18%	14.97%	13.64%
Long-term growth of capital; income is a secondary objective	Large Company Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.77%[1]	2.64%	9.11%	10.06%
Long-term growth of capital and income	Domestic Equity Portfolio[2]	MSA/Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust	0.52%[1]	0.73%	9.11%	10.53%
Long-term growth of capital and income	Equity Income Portfolio[2]	MSA/ T. Rowe Price Associates, Inc	0.58%[1]	1.20%	9.98%	9.30%
Long-term growth of capital	Mid Cap Growth Stock Portfolio[2]	MSA/ Wellington Management Company LLP	0.54%	25.41%	13.38%	10.44%
Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Stock Price Index	Index 400 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.26%[1]	13.37%	12.05%	11.23%
Long-term growth of capital; current incomes is a secondary objective	Mid Cap Value Portfolio[2]	MSA/American Century Investment Management, Inc.	0.76%[1]	1.67%	9.54%	10.61%
Long-term growth of capital	Small Cap Growth Stock Portfolio[2]	MSA/ Wellington Management Company LLP	0.56%	33.47%	16.90%	13.38%
Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	Index 600 Stock Portfolio[2]	MSA/Northern Trust Investments, Inc.	0.31%	10.93%	12.03%	11.55%
38  Account A Prospectus

Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
				1 Year	5 Year	10 year
Long-term growth of capital	Small Cap Value Portfolio[2]	MSA/ T. Rowe Price Associates, Inc	0.95%	9.29%	12.16%	9.78%
Long-term growth of capital	International Growth Portfolio[2]	MSA/FIAM LLC	0.63%	17.91%	12.11%	7.39%
Capital appreciation	Research International Core Portfolio[2]	MSA/ Massachusetts Financial Services Company	0.76%[1]	13.46%	9.76%	6.21%
Long-term growth of capital; any income realized will be incidental	International Equity Portfolio[2]	MSA/Templeton Investment Counsel, LLC	0.54%[1]	-2.71%	3.12%	3.26%
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/ Aberdeen Asset Managers Limited	0.93%[1]	26.86%	12.97%	3.33%
Maximum current income to the extent consistent with liquidity and stability of capital3	Government Money Market Portfolio[2]	MSA/BlackRock Advisors, LLC	0.33%	0.31%	0.90%	0.50%
Provide as high a level of current income as is consistent with prudent investment risk	Short-Term Bond Portfolio[2]	MSA/ T. Rowe Price Associates, Inc	0.39%	4.29%	2.60%	1.72%
Provide as high a level of total return consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Wells Capital Management, Inc.	0.31%[1]	8.98%	4.75%	3.95%
Maximum total return, consistent with preservation of capital and prudent investment management	Long-Term U.S. Government Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.94%	17.37%	7.33%	7.25%
Pursue total return using a strategy that seeks to protect against U.S. inflation	Inflation Protection Portfolio[2]	MSA/American Century Investment Management, Inc.	0.56%[1]	9.57%	4.75%	3.43%
High current income and capital appreciation	High Yield Bond Portfolio[2]	MSA/Federated Investment Management Company	0.45%	6.64%	7.88%	6.28%
Maximum total return, consistent with prudent investment management	Multi-Sector Bond Portfolio[2]	MSA/Pacific Investment Management Company LLC	0.73%[1]	6.13%	7.54%	5.60%
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	Balanced Portfolio[2]	MSA	0.50%[1]	12.49%	8.86%	7.30%
Realize as high a level of total return as is consistent with reasonable investment risk	Asset Allocation Portfolio[2]	MSA	0.59%[1]	13.43%	10.10%	8.17%
Long-term growth of capital	Fidelity® VIP Mid Cap Portfolio – Initial Class[2]	Fidelity Management & Research Company LLC (FMR)[4]	0.62%	18.19%	11.07%	9.50%
Long-term capital appreciation	Fidelity® VIP Contrafund® Portfolio – Initial Class[2]	Fidelity Management & Research Company/FMR Co., Inc.[4]	0.61%	30.57%	16.19%	13.52%
Account A Prospectus  39

Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
				1 Year	5 Year	10 year
Long-term growth of capital by investing primarily in securities of companies that meet the Portfolios’s environmental, social and governance criteria	Sustainable Equity Portfolio[2]	Neuberger Berman Investment Advisers LLC	0.92%	19.56%	13.05%	11.62%
Long-term growth of capital	U.S. Strategic Equity Fund[6]	Russell Investment Management LLC (RIM) [7]	0.84%	23.84%	14.27%	12.79%
Long-term growth of capital	U.S. Small Cap Equity Fund[6]	RIM[7]	1.25%	12.70%	10.84%	9.37%
Current income and long- term growth of capital	Global Real Estate Securities Fund[6]	RIM[7]	0.91%	-5.18%	4.61%	5.88%
Long-term growth of capital	International Developed Markets Fund[6]	RIM[7]	1.06%	5.08%	6.50%	5.10%
Provide total return	Strategic Bond Fund[6]	RIM[7]	0.69%	8.43%	4.69%	4.00%
Current income and moderate long-term capital appreciation	LifePoints® Variable Target Portfolio Series Moderate Strategy Fund[6]	RIM[7]	0.86%[1]	6.40%	6.15%	5.13%
Above-average long-term capital appreciation and a moderate level of current income	LifePoints® Variable Target Portfolio Series Balanced Strategy Fund[6]	RIM[7]	0.95%[1]	7.65%	7.37%	6.10%
High long-term capital appreciation; and as a secondary objective, current income	LifePoints® Variable Target Portfolio Series Growth Strategy Fund[6]	RIM[7]	1.01%[1]	9.75%	8.62%	6.76%
High long-term capital appreciation	LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund[6]	RIM[7]	1.04%[1]	8.26%	8.93%	7.09%
Total return	Commodity Return Strategy Portfolio – Class 2[8]	Credit Suisse Asset Management, LLC	0.80%[1]	28.52%[9]	N/A	N/A
1 This reflects an expense reimbursement and/or fee waiver arrangement that is in place and reported in the Portfolio’s registration statement. This agreement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions.
2 A series of Northwestern Mutual Series Fund, Inc., for which MSA, our wholly-owned company, serves as investment adviser.
3 The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively.
4The following affiliates of Fidelity Management & Research Company also assist with foreign investments for each Portfolio: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.
5 A series of Neuberger Berman Advisers Management Trust.
6 A series of Russell Investment Funds.
7 Assets of each Portfolio are invested by one or more investment management organizations researched and recommended by Russell Investment Management LLC, the investment adviser for the Russell Investment Funds.
8 A series of Credit Suisse Trust.
9 Return represents performance from May 1, 2020 (inception date) to December 31, 2020.
40  Account A Prospectus

APPENDIX B—Prior Contracts
To the extent not otherwise described below, or specifically described elsewhere in this prospectus, the material features of prior series of these Contracts are consistent with the current series of Contracts as described in this prospectus.
FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM		QQ
		Front Load Contract (LL)	Back Load Contract (MM)	Front Load Contract	Back Load Contract
Dates Offered (Subject to State Approval)	11/1/1968 - 12/16/1981	12/17/1981 - 3/30/1995	3/31/19-3/30/ 2000	3/31/1995 - 3/30/ 2000	13/31/1995 - 3/30/2000
Front Load	Cumulative purchase payments for the contract year are subject to the following front-end loads: •8% first $5,000 •4% next $20,000 •2% next $75,000 •1% on amounts over $100,000	Cumulative purchase payments are subject to the following front- end loads: •3.00% first $25,000 •2.00% next $75,000 •1.00% next $100,000	Not Applicable	Cumulative purchase payments are subject to the following front- end loads: •4.00% first $100,000 •2.00% next $400,000 •1.00% next $500,000 •0.50% on amounts over $1,000,000	Not Applicable
Account A Prospectus  41

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM		QQ
		Front Load Contract (LL)	Back Load Contract (MM)	Front Load Contract	Back Load Contract
Withdrawal Charge (Back Load)	Not Applicable	Not Applicable
Cumulative
purchase
payments are
subject to the
following
withdrawal
charges:
•8% of the first
$25,000
•4% of the next
$75,000
•2% on amounts
over $100,000

On each
anniversary, the
charge reduces
1%.
Withdrawal
charges are
waived as
described in the
prospectus (See
“Waiver of
Withdrawal
Charges”)
except that
such charges
will be waived
if proceeds are
settled under a
fixed life
income plan on
or after the 10th
contract
anniversary, or
if proceeds are
settled anytime
under a
variable life
income or
period certain
income plan for
a period of 5 or
more years.
Not Applicable
Cumulative
purchase
payments are
subject to the
following
withdrawal
charges:
•8.00% of the
first $100,000
•4.00% of the
next $400,000
•2.00% on the
next $500,000
•1.00% on
amounts over
$1,000,000

On each
anniversary, the
charge reduces
1%. Waiver of
withdrawal
charges is
consistent with
current series.

Annual Mortality Rate/ Annuity Rate & Expense Guarantee Charge (Applied daily against the unit value of each variable investment division.)	Accumulation Units: Maximum: 1% Current: 0.75%	Accumulation Units: Maximum: 1.00% Current: 0.75%	Accumulation Units: Maximum: 1.50% Current: 1.25%	Accumulation Units: Maximum: 0.75% Current: 0.40% Annuity Units: Maximum: 0.75% Current: 0.00%	Accumulation Units: Maximum: 1.50% Current: 1.25% Annuity Units: Maximum: 1.50% Current: 1.25%
Annual Contract Fee	None	The contract fee is lesser of $30 or 1% of accumulation value at the anniversary, but it is waived in a manner consistent with the current series.		The contract fee is consistent with the current series.
42  Account A Prospectus

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM		QQ
		Front Load Contract (LL)	Back Load Contract (MM)	Front Load Contract	Back Load Contract
Amount of the Death Benefit
Annuitant Dies on or After 75th birthday:
The payment at death will be the value of the Accumulation Units determined as of the close of business on the valuation date on which proof of death is received in the Home Office, or if later the date on which a method of payment is elected.

Annuitant Dies Before 75th birthday:
The payment at death will not be less than the total considerations, excluding those for the Disability Waiver of Consideration Benefit, paid under the contract; less any amounts returned in a surrender of a portion of the Accumulation Value.

Annuitant Dies on or After 75th
birthday:
The payment at death will be the
Accumulation Value of the contract
determined on the Valuation Date on
which proof of death is received in
the Home Office, or if later the date
on which a method of payment is
elected.

Annuitant Dies Before 75th
birthday:
The death benefit will not be less than
the total Purchase Payments paid
under the contract, less any amounts
withdrawn under the contract

Distribution of the Death Benefit
Upon receipt in the Home Office of satisfactory proof of the death of the Annuitant before the maturity date payment of the death benefit will be paid to the beneficiary. The Owner may name or change a beneficiary while the Annuitant is living; or during the first 60 days after the death of the Annuitant, if the Annuitant was not the Owner immediately prior to the Annuitant’s death. A change made during this 60 days cannot be revoked. If the Owner is the Annuitant and dies before the Contract’s Maturity Date, each beneficiary may elect to continue his or her respective portion of the death proceeds to a new (current series) Contract through an internal exchange. If the Owner is not the Annuitant and the Annuitant dies before the maturity Date, the Death
Benefit becomes payable to the Owner; however, if the Owner and the Beneficiary are the same, the Owner may elect to exchange the death proceeds to a new (current series) Contract through an internal exchange, or elect any other settlement choice available.

Withdrawal Charge Free Amount	Not Applicable	LL Series: There is no “withdrawal charge free” amount.
MM Series
issued before
1991:
By Company
practice, a
“withdrawal
charge free”
amount is
available under a
Contract if the
Contract Value is
at least $10,000
on the Contract
anniversary
preceding the
withdrawal, up to
10% of the
Accumulation
Value on the last
Contract
anniversary.
Not Applicable
By Company
practice, a
“withdrawal
charge free”
amount is
available under a
Contract if the
Contract Value is
at least $10,000
on the Contract
anniversary
preceding the
withdrawal, up to
10% of the
Accumulation
Value on the last
Contract
anniversary.

Waiver of Withdrawal Charge on Income Plans	Not Applicable	LL Series Not Applicable	MM Series There is no withdrawal charge on benefits paid under a fixed life income plan that takes effect on or after the tenth anniversary of the contract.	Not Applicable	The waiver of withdrawal charge on Income Plans is consistent with the current series.

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM	QQ
			Front Load Contract	Back Load Contract
Maximum Maturity Age	By Company practice, and as state law allows, the maximum maturity age is stated in your contract.
Account A Prospectus  43

FEATURES OF PRIOR CONTRACTS	JJ/KK	LL/MM	QQ
			Front Load Contract	Back Load Contract
Fixed Options
The rates, Income Plans, transfer restrictions, and other features of the Fixed Options vary from series to series and state to state. See your Contract and any Contract amendment for details. You may not invest in any fixed option unless your Contract provides for a fixed investment option or if your Contract contains an amendment dated before January 1, 2013 providing for such a fixed investment option.

Expense Examples for Prior Contracts
The following Examples apply to contracts previously issued by the Company and are calculated under the same assumptions as the Examples for the current Contract. (See “Examples”). Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:
JJ/KK Series Contracts Issued Prior to December 17, 1981

	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$ 6,183	$ 11,061	$ 16,196	$ 30,241
If you annuitize at the end of the applicable time period:	$ 6,183	$ 11,061	$ 16,196	$ 30,241
If you do not surrender your Contract:	$ 6,183	$ 11,061	$ 16,196	$30,241
LL/MM Series Contracts Issued After December 16, 1981 and Prior to March 31, 1995

	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$ 10,581	$ 14,690	$ 19,056	$ 32,164
If you annuitize at the end of the applicable time period:	$ 2,581	$ 8,690	$ 15,056	$ 32,164
If you do not surrender your Contract:	$ 2,581	$ 8,690	$ 15,056	$32,164
QQ Series Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000
Front-Load Contract with the Enhanced Death Benefit

	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$ 5,746	$ 10,149	$ 14,805	$ 27,654
If you annuitize at the end of the applicable time period:	$ 5,746	$ 10,149	$ 14,805	$ 27,654
If you do not surrender your Contract:	$ 5,746	$ 10,149	$ 14,805	$27,654
Back-Load Contract with the Enhanced Death Benefit

	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$ 10,581	$ 14,690	$ 19,056	$ 32,164
If you annuitize at the end of the applicable time period:	$ 2,581	$ 8,690	$ 15,056	$ 32,164
If you do not surrender your Contract:	$ 2,581	$ 8,690	$ 15,056	$32,164
44  Account A Prospectus

Appendix C — State Variations
This Appendix contains important state-specific variations for Contracts issued in the states as noted below. The prospectus provides a general description of the Contract (and any endorsements) but your state of issue may provide different features from, and impose different costs than, those described in the body of the prospectus. Please see your Contract for specific details.
State	Policy Feature/Benefit/Cost	Variation
Alabama	Misstatements	For front-load Contracts, if the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Alaska	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Arizona	Right to Return	If the Contract is replacing an existing annuity contract, or if the Owner is sixty-five (65) years of age or older on the issue date, it may be returned within thirty (30) days after it was received.
California	Right to Return	If the Owner is sixty (60) years of age or older on the issue date, the Contract may be returned within thirty (30) days after it was received.
Colorado	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Connecticut	Right to Return	The amount of the refund will be the amount of the Purchase Payments paid.
Florida	Right to Return
The Contract may be returned within twenty-one (21) days after it was received. The amount of the refund will be the cash surrender value provided in the Contract plus any fees or charges deducted from the premiums.

Maturity Benefit
The Maturity Date may be changed upon request. The Contract may be annuitized at any time after twelve (12) months following the issue date.
The latest Maturity Date is the Contract anniversary nearest the
Annuitant’s 98th birthday.

	Deferment of Benefit Payments	If payment of contract value from the Separate Account Divisions is deferred, interest will be paid at an annual effective interest rate in accordance with Florida law.
Georgia	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Hawaii	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Account A Prospectus  45

Idaho	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Illinois	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Indiana	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Iowa	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Kentucky	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Louisiana	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Maine	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Maryland	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Massachusetts	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

46  Account A Prospectus

Michigan	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Minnesota	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Mississippi	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Missouri	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Montana	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Nebraska	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Nevada	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

New Hampshire	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

New Jersey	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Account A Prospectus  47

New Mexico	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

New York	Guaranteed Accounts	The Guaranteed Accounts are not available for investment.
	Income Plans	The minimum monthly payment under an income payment plan must be at least $20.
	Maturity Benefit	The latest Maturity Date is the contract anniversary nearest the Annuitant’s 98th birthday.
	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Termination of Contract
For back-load Contracts, the Company may terminate the Contract and pay the Owner the Accumulation Value of the Contract with no further obligations if, prior to the Maturity Date, no Purchase Payments have been paid for three (3) full years and both the Accumulation Value of the
Contract and the total Purchase Payments paid (less withdrawals) are each less than the minimum Accumulation Value required.

North Carolina	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

North Dakota	Right to Return	The Contract may be returned within twenty (20) days after it was received.
Ohio	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Oklahoma	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Oregon	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Pennsylvania	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

48  Account A Prospectus

Rhode Island	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

South Carolina	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

South Dakota	Incontestability	While the Contract is contestable, the Company may rescind the Contract or deny a claim under the Disability Waiver of Purchase Payment Benefit on the basis of a misstatement in the application.
Tennessee	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Texas	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Utah	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Vermont	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Virginia	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Washington	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Account A Prospectus  49

West Virginia	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Wisconsin	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

Wyoming	Misstatements	If the Company has underpaid any amounts due to a misstatement of age or sex, the underpayment will be paid with interest at an annual effective rate of 3.50%.
Deferment of Benefit Payments
For front-load Contracts, if payment of contract value from the
Guaranteed Interest Fund is deferred for thirty (30) days or more, interest will be paid at an annual effective interest rate determined by the
Company.

50  Account A Prospectus

Additional Information
Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to Contract Value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.nmprospectus.com. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will notify you by mail that reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest are available online.
More information about the Contract and NML Variable Annuity Account A (the “Separate Account”) is included in the SAI dated May 1, 2021. The SAI is incorporated by reference in this prospectus and is available free of charge at www.nmprospectus.com.
To receive a copy of the SAI, send a written request to Northwestern Mutual, Risk Products Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, WI 53202. You can also request a copy of the SAI by calling us at (866) 910-1232 free of charge.
Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
 Edgar Contract Identifier: C000000092
Account A Prospectus  51

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2021
FLEXIBLE PAYMENT VARIABLE ANNUITY
An individual flexible payment Variable Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees.
Issued by The Northwestern Mutual Life Insurance Company
and
NML Variable Annuity Account A

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Risk Products Department, Room T22, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888- 455-2232, or visiting the website www.northwesternmutual.com.

DISTRIBUTION OF THE CONTRACTS
The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.
NMIS is the principal underwriter of the Contracts for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers.
Year	Amount
2020	$805,642
2019	$856,898
2018	$981,351
NMIS also provides certain services related to the administration of certain income plans under the Policies. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services under an administrative services contract with us.
DETERMINATION OF ANNUITY PAYMENTS
The following discussion of the method for determining the amount of monthly annuity payments under a variable income plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Income Plans,” including “Description of Variable Income Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; and “Deductions.”
Amount of Annuity Payments The amount of the first annuity payment under a variable Income Plan will be determined on the basis of the particular Income Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant’s adjusted age. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Income Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 2012 Individual Annuity Mortality Period Table with 125% of Projection Scale G2, a 5.00% load, and an age adjustment. For currently-issued contracts (“RR series”), the Company may offer higher initial payment rates.
Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of an Income Plan a Contract will not share in the divisible surplus of Northwestern Mutual. The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.
The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.
Annuity Unit Value The value of an Annuity Unit for each Division was established at $1.00 as of the date operations began for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to reflect the Assumed Investment Rate used in calculating the annuity rate tables.
Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Income Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.
(1)	Assumed number of Accumulation Units in Balanced Division on maturity date	25,000
(2)	Assumed Value of an Accumulation Unit in Balanced Division at maturity	$ 2.000000
(3)	Cash Value of Contract at maturity, (1) X (2)	$ 50,000
(4)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$ 4.90
(5)	Amount of first payment from Balanced Division, (3) X (4) divided by $1,000	$ 245.00
(6)	Assumed Value of Annuity Unit in Balanced Division at maturity	$ 1.500000
(7)	Number of Annuity Units credited in Balanced Division, (5) divided by (6)	163.33
The $50,000 value at maturity provides a first payment from the Balanced Division of $245.00, and payments thereafter of the varying dollar value of 163.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 163.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 163.33 multiplied by $1.501000, or $245.16.
However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to$1.499000 the succeeding monthly payment would then be 163.33 X $1.499000, or $244.83.
For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.
VALUATION OF ASSETS OF THE ACCOUNT
The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.
TRANSFERABILITY RESTRICTIONS
Ownership of a Contract cannot be changed or the Contract sold, assigned or pledged as collateral for a loan, or for any other purpose, to any person other than Northwestern Mutual; except, that if the Owner of the Contract is a trustee of an employee trust qualified under the Internal Revenue Code of 1986, as amended, or the custodian of a custodial account treated as such, it may transfer the Contract to a successor trustee or custodian. In addition, the trustee or custodian, as well as the employer under a qualified non-trusted pension plan, may assign the Contract to an employee upon termination of employment.
EXPERTS
The statutory financial statements of The Northwestern Mutual Life Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020, and the financial statements of NML Variable Annuity Account A as of December 31, 2020 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 833 East Michigan Street, Suite 1200, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2020

Northwestern Mutual Variable Annuity Account A

Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Northwestern Mutual Life Insurance Company and the Contract Owners of NML Variable Annuity Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of NML Variable Annuity Account A indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of NML Variable Annuity Account A as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Growth Stock Division (1)	Mid Cap Value Division (1)	Select Bond Division (1)	U.S. Strategic Equity Division (1)
Focused Appreciation Division (1)	Small Cap Growth Stock Division (1)	Long-Term U.S. Government Bond Division (1)	U.S. Small Cap Equity Division (1)
Large Cap Core Stock Division (1)	Index 600 Stock Division (1)	Inflation Protection Division (1)	International Developed Markets Division (1)
Large Cap Blend Division (1)	Small Cap Value Division (1)	High Yield Bond Division (1)	Strategic Bond Division (1)
Index 500 Stock Division (1)	International Growth Division (1)	Multi-Sector Bond Division (1)	Global Real Estate Securities Division (1)
Large Company Value Division (1)	Research International Core Division (1)	Balanced Division (1)	LifePoints Moderate Strategy Division (1)
Domestic Equity Division (1)	International Equity Division (1)	Asset Allocation Division (1)	LifePoints Balanced Strategy Division (1)
Equity Income Division (1)	Emerging Markets Equity Division (1)	Fidelity VIP Mid Cap Division (1)	LifePoints Growth Strategy Division (1)
Mid Cap Growth Stock Division (1)	Government Money Market Division (1)	Fidelity VIP Contrafund Division (1)	LifePoints Equity Growth Strategy Division (1)
Index 400 Stock Division (1)	Short-Term Bond Division (1)	AMT Sustainable Equity Division (1)	Credit Suisse Trust Commodity Return Strategy Division (1)
(1) Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019

Basis for Opinions

These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of NML Variable Annuity Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of NML Variable Annuity Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the custodians and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 26, 2021

We have served as the auditor of one or more of the divisions of NML Variable Annuity Account A since 1968.

2

Northwestern Mutual Variable Annuity Account A

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2020 (in thousands, except accumulation unit values)

		Focused	Large Cap
	Growth Stock	Appreciation	Core Stock	Large Cap	Index 500
	Division	Division	Division	Blend Division	Stock Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$19,753	$39,668	$10,386	$1,177	$142,333
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	26	-	-	-	-
Total Assets	19,779	39,668	10,386	1,177	142,333

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	1	-	-	635
Due to Participants	-	-	3	-	250
Total Liabilities	-	1	3	-	885

Total Net Assets	$19,779	$39,667	$10,383	$1,177	$141,448

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$103	$93	$119	$33	$3,719
Annuity Reserves	2	2	1	-	164
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	3,668	3,151	2,016	533	17,872
Annuity Reserves	61	54	34	11	273
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	51	34	93	-	574
Annuity Reserves	6	-	4	-	34
Back Load Version
Accumulation Units (5)	2,917	1,518	1,291	41	10,150
Annuity Reserves	-	-	-	-	3
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	106	598	417	62	2,133
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	1,152	1,452	425	182	3,951
Class B Accumulation Units (8)	952	1,806	548	162	3,368
Annuity Reserves	-	-	-	15	9
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	10,717	30,494	5,414	138	97,699
Annuity Reserves	44	465	21	-	1,499
Total Net Assets	$19,779	$39,667	$10,383	$1,177	$141,448

(1) Investments, at cost	$17,149	$26,034	$8,447	$1,053	$99,646
Mutual Fund Shares Held	5,469	10,568	6,243	908	22,029
(2) Accumulation Unit Value	$10.677189	$7.997967	$6.576866	$2.110828	$16.126492
Units Outstanding	10	12	18	16	231
(3) Accumulation Unit Value	$9.343486	$7.321217	$5.755230	$1.971217	$13.875428
Units Outstanding	393	430	350	270	1,287
(4) Accumulation Unit Value	$10.738147	$8.503505	$6.612251	$2.213450	$10.757777
Units Outstanding	5	4	14	-	53
(5) Accumulation Unit Value	$9.343486	$7.321217	$5.755230	$1.971217	$13.875428
Units Outstanding	312	207	224	21	731
(6) Accumulation Unit Value	$3.429793	$8.356486	$2.552890	$2.183796	$3.296759
Units Outstanding	31	72	163	29	647
(7) Accumulation Unit Value	$3.429793	$8.356486	$2.552890	$2.183796	$3.296759
Units Outstanding	336	174	166	84	1,199
(8) Accumulation Unit Value	$9.343486	$7.321217	$5.755230	$1.971217	$13.875428
Units Outstanding	102	247	95	82	243
(9) Accumulation Unit Value	$3.604955	$8.580705	$2.793028	$2.228920	$3.495577
Units Outstanding	2,973	3,554	1,938	62	27,949

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2020 (in thousands, except accumulation unit values)

	Large			Mid Cap
	Company	Domestic	Equity Income	Growth Stock	Index 400
	Value Division	Equity Division	Division	Division	Stock Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$9,863	$31,949	$34,643	$25,311	$47,316
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	1	-	-	1
Total Assets	9,863	31,950	34,643	25,311	47,317

Liabilities:
Due to Northwestern Mutual Life Insurance Company	1	-	2	-	-
Due to Participants	-	5	-	6	67
Total Liabilities	1	5	2	6	67

Total Net Assets	$9,862	$31,945	$34,641	$25,305	$47,250

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$23	$32	$54	$129	$85
Annuity Reserves	2	2	2	3	-
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	753	2,757	1,949	11,039	4,229
Annuity Reserves	9	30	49	71	154
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	26	262	5	183	164
Annuity Reserves	-	-	-	26	27
Back Load Version
Accumulation Units (5)	292	1,122	456	5,574	1,295
Annuity Reserves	-	-	-	2	3
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	188	497	537	148	703
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	324	1,573	992	723	1,399
Class B Accumulation Units (8)	436	1,480	935	521	1,297
Annuity Reserves	-	-	-	3	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	7,676	23,901	29,282	6,870	37,508
Annuity Reserves	133	289	380	13	386
Total Net Assets	$9,862	$31,945	$34,641	$25,305	$47,250

(1) Investments, at cost	$9,697	$30,262	$34,601	$19,824	$41,207
Mutual Fund Shares Held	9,737	18,167	19,727	6,164	19,080
(2) Accumulation Unit Value	$1.860645	$3.066394	$3.587861	$16.351983	$6.391884
Units Outstanding	12	11	15	8	13
(3) Accumulation Unit Value	$1.737445	$2.782499	$3.284293	$14.068708	$5.734890
Units Outstanding	434	991	593	785	737
(4) Accumulation Unit Value	$1.951117	$3.280244	$3.814697	$8.274196	$6.891049
Units Outstanding	13	80	1	22	24
(5) Accumulation Unit Value	$1.737445	$2.782499	$3.284293	$14.068708	$5.734890
Units Outstanding	168	403	139	396	226
(6) Accumulation Unit Value	$1.924879	$3.218025	$3.748846	$2.599080	$5.326092
Units Outstanding	98	154	143	57	132
(7) Accumulation Unit Value	$1.924879	$3.218025	$3.748846	$2.599080	$5.326092
Units Outstanding	168	489	265	278	263
(8) Accumulation Unit Value	$1.737445	$2.782499	$3.284293	$14.068708	$5.734890
Units Outstanding	251	532	285	37	226
(9) Accumulation Unit Value	$1.964770	$3.312992	$3.849405	$2.727520	$5.648868
Units Outstanding	3,907	7,215	7,607	2,518	6,640

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2020 (in thousands, except accumulation unit values)

		Small Cap			International
	Mid Cap Value	Growth Stock	Index 600	Small Cap	Growth
	Division	Division	Stock Division	Value Division	Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$18,747	$13,048	$22,274	$13,930	$42,345
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	1	1	-	-
Total Assets	18,747	13,049	22,275	13,930	42,345

Liabilities:
Due to Northwestern Mutual Life Insurance Company	1	-	-	1	-
Due to Participants	2	-	31	-	28
Total Liabilities	3	-	31	1	28

Total Net Assets	$18,744	$13,049	$22,244	$13,929	$42,317

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$27	$68	$29	$90	$29
Annuity Reserves	-	2	-	-	1
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	1,191	2,947	1,306	1,449	2,416
Annuity Reserves	15	63	11	9	51
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	83	45	48	24	52
Annuity Reserves	-	-	-	-	-
Back Load Version
Accumulation Units (5)	486	1,768	411	529	683
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	322	399	289	265	886
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	687	1,138	491	1,139	1,077
Class B Accumulation Units (8)	994	785	764	861	1,207
Annuity Reserves	14	-	-	11	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	14,729	5,793	18,739	9,340	35,633
Annuity Reserves	196	41	156	212	282
Total Net Assets	$18,744	$13,049	$22,244	$13,929	$42,317

(1) Investments, at cost	$18,091	$9,795	$19,034	$13,155	$29,695
Mutual Fund Shares Held	10,970	3,659	12,182	5,932	19,429
(2) Accumulation Unit Value	$4.389088	$8.854626	$2.743510	$4.951332	$2.949337
Units Outstanding	6	8	11	18	10
(3) Accumulation Unit Value	$4.017711	$7.944528	$2.561959	$4.492731	$2.676266
Units Outstanding	297	371	510	322	903
(4) Accumulation Unit Value	$4.666564	$9.546381	$2.876863	$5.296340	$3.154916
Units Outstanding	18	5	17	5	16
(5) Accumulation Unit Value	$4.017711	$7.944528	$2.561959	$4.492731	$2.676266
Units Outstanding	121	222	160	118	255
(6) Accumulation Unit Value	$4.586032	$4.290772	$2.838365	$5.195796	$3.095127
Units Outstanding	70	93	102	51	286
(7) Accumulation Unit Value	$4.586032	$4.290772	$2.838365	$5.195796	$3.095127
Units Outstanding	150	265	173	219	348
(8) Accumulation Unit Value	$4.017711	$7.944528	$2.561959	$4.492731	$2.676266
Units Outstanding	247	99	298	192	451
(9) Accumulation Unit Value	$4.708921	$4.305002	$2.897115	$5.349125	$3.186443
Units Outstanding	3,128	1,346	6,468	1,746	11,183

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2020 (in thousands, except accumulation unit values)

	Research		Emerging	Government
	International	International	Markets Equity	Money Market	Short-Term
	Core Division	Equity Division	Division	Division	Bond Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$37,297	$71,376	$77,827	$27,272	$46,897
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	1	3	1	-
Total Assets	37,297	71,377	77,830	27,273	46,897

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	29	35	65	13	2
Total Liabilities	29	35	65	13	2

Total Net Assets	$37,268	$71,342	$77,765	$27,260	$46,895

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$30	$103	$53	$91	$30
Annuity Reserves	1	2	1	7	-
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	1,295	6,815	3,082	4,364	3,577
Annuity Reserves	15	101	21	27	29
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	63	299	80	16	59
Annuity Reserves	-	3	-	-	-
Back Load Version
Accumulation Units (5)	658	2,143	834	966	984
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	639	993	771	448	166
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	677	1,792	840	1,321	688
Class B Accumulation Units (8)	984	1,676	1,210	1,453	438
Annuity Reserves	-	5	-	-	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	32,286	56,817	69,968	18,336	40,450
Annuity Reserves	620	593	905	231	474
Total Net Assets	$37,268	$71,342	$77,765	$27,260	$46,895

(1) Investments, at cost	$30,468	$76,310	$53,753	$27,272	$45,506
Mutual Fund Shares Held	31,910	40,538	53,832	24,260	37,869
(2) Accumulation Unit Value	$1.451851	$4.590852	$1.473169	$3.374193	$1.259363
Units Outstanding	21	22	36	27	24
(3) Accumulation Unit Value	$1.355712	$3.997280	$1.375728	$2.776215	$1.176335
Units Outstanding	955	1,705	2,241	1,572	3,041
(4) Accumulation Unit Value	$1.522389	$4.083102	$1.544866	$1.655462	$1.320967
Units Outstanding	41	73	52	10	45
(5) Accumulation Unit Value	$1.355712	$3.997280	$1.375728	$2.776215	$1.176335
Units Outstanding	485	536	606	348	836
(6) Accumulation Unit Value	$1.502051	$2.053572	$1.524120	$1.271520	$1.303353
Units Outstanding	425	484	506	352	127
(7) Accumulation Unit Value	$1.502051	$2.053572	$1.524120	$1.271520	$1.303353
Units Outstanding	451	872	551	1,039	528
(8) Accumulation Unit Value	$1.355712	$3.997280	$1.375728	$2.776215	$1.176335
Units Outstanding	726	419	880	523	372
(9) Accumulation Unit Value	$1.533174	$2.075812	$1.555698	$1.293416	$1.330259
Units Outstanding	21,058	27,370	44,975	14,176	30,409

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2020 (in thousands, except accumulation unit values)

		Long-Term U.S.	Inflation
	Select Bond	Government	Protection	High Yield	Multi-Sector
	Division	Bond Division	Division	Bond Division	Bond Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$134,208	$17,087	$36,243	$46,301	$101,282
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	1	-	-	-	-
Total Assets	134,209	17,087	36,243	46,301	101,282

Liabilities:	-	2	-	-	-
Due to Northwestern Mutual Life Insurance Company
Due to Participants	118	-	3	37	78
Total Liabilities	118	2	3	37	78

Total Net Assets	$134,091	$17,085	$36,240	$46,264	$101,204

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$676	$61	$25	$64	$83
Annuity Reserves	3	1	-	-	2
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	9,946	1,172	1,344	2,033	4,105
Annuity Reserves	260	42	11	35	52
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	600	78	72	225	489
Annuity Reserves	2	-	-	3	-
Back Load Version
Accumulation Units (5)	2,058	478	288	486	1,065
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	1,519	213	423	420	936
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	3,419	312	527	594	877
Class B Accumulation Units (8)	3,161	385	583	786	1,237
Annuity Reserves	26	-	-	-	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	109,849	14,319	32,392	40,895	91,335
Annuity Reserves	2,572	24	575	723	1,023
Total Net Assets	$134,091	$17,085	$36,240	$46,264	$101,204

(1) Investments, at cost	$125,315	$16,403	$33,216	$45,215	$94,958
Mutual Fund Shares Held	98,751	12,150	29,011	62,707	89,171
(2) Accumulation Unit Value	$19.528401	$2.429376	$1.547676	$5.190858	$2.024959
Units Outstanding	35	25	16	12	41
(3) Accumulation Unit Value	$16.063574	$2.268738	$1.445291	$4.542495	$1.891030
Units Outstanding	619	516	930	448	2,171
(4) Accumulation Unit Value	$3.687369	$2.547520	$1.622959	$5.296364	$2.123333
Units Outstanding	163	31	44	43	230
(5) Accumulation Unit Value	$16.063574	$2.268738	$1.445291	$4.542495	$1.891030
Units Outstanding	128	211	199	107	563
(6) Accumulation Unit Value	$2.669406	$2.513332	$1.601170	$3.549988	$2.094950
Units Outstanding	569	85	264	118	447
(7) Accumulation Unit Value	$2.669406	$2.513332	$1.601170	$3.549988	$2.094950
Units Outstanding	1,281	124	329	167	419
(8) Accumulation Unit Value	$16.063574	$2.268738	$1.445291	$4.542495	$1.891030
Units Outstanding	197	170	403	173	654
(9) Accumulation Unit Value	$2.723858	$2.565411	$1.634367	$3.658289	$2.138307
Units Outstanding	40,328	5,582	19,820	11,178	42,714

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2020 (in thousands, except accumulation unit values)

		Asset		Fidelity VIP	AMT
	Balanced	Allocation	Fidelity VIP Mid	Contrafund	Sustainable
	Division	Division	Cap Division	Division	Equity Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$87,388	$4,743	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	24,180	49,027	-
Neuberger Berman Advisers Management Trust	-	-	-	-	14,309
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	15	-	-	-	-
Total Assets	87,403	4,743	24,180	49,027	14,309

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	2	-
Due to Participants	46	-	-	4	3
Total Liabilities	46	-	-	6	3

Total Net Assets	$87,357	$4,743	$24,180	$49,021	$14,306

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$2,542	$44	$76	$54	$-
Annuity Reserves	1,548	-	-	1	-
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	66,269	2,659	2,059	2,607	542
Annuity Reserves	2,642	104	67	20	33
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	1,115	120	84	91	29
Annuity Reserves	406	-	-	-	-
Back Load Version
Accumulation Units (5)	7,372	775	965	912	335
Annuity Reserves	7	-	-	-	-
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	483	15	701	779	315
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	2,400	516	1,067	1,222	465
Class B Accumulation Units (8)	2,406	503	918	1,858	680
Annuity Reserves	-	1	-	-	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	167	6	17,931	40,831	11,674
Annuity Reserves	-	-	312	646	233
Total Net Assets	$87,357	$4,743	$24,180	$49,021	$14,306

(1) Investments, at cost	$80,322	$4,396	$19,987	$34,389	$11,346
Mutual Fund Shares Held	56,204	3,531	673	1,207	509
(2) Accumulation Unit Value	$20.424519	$2.853524	$6.172838	$3.180346	$2.699701
Units Outstanding	124	15	12	17	-
(3) Accumulation Unit Value	$16.804115	$2.589358	$5.650379	$2.969929	$2.521165
Units Outstanding	3,944	1,027	364	878	215
(4) Accumulation Unit Value	$5.717913	$3.052424	$6.563043	$3.334838	$2.831092
Units Outstanding	195	39	13	27	10
(5) Accumulation Unit Value	$16.804115	$2.589358	$5.650379	$2.969929	$2.521165
Units Outstanding	439	299	171	307	133
(6) Accumulation Unit Value	$2.590705	$2.994574	$6.449667	$3.290292	$2.793001
Units Outstanding	186	5	109	237	113
(7) Accumulation Unit Value	$2.590705	$2.994574	$6.449667	$3.290292	$2.793001
Units Outstanding	927	172	165	371	167
(8) Accumulation Unit Value	$16.804115	$2.589358	$5.650379	$2.969929	$2.521165
Units Outstanding	143	194	163	626	270
(9) Accumulation Unit Value	$2.689434	$3.082984	$6.622537	$3.358390	$2.850867
Units Outstanding	62	2	2,707	12,158	4,095

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2020 (in thousands, except accumulation unit values)

			International		Global Real
			Developed		Estate
	U.S. Strategic	U.S. Small Cap	Markets	Strategic Bond	Securities
	Equity Division	Equity Division	Division	Division	Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products Fund	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	15,136	4,666	20,534	75,610	48,740
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	-	-	-
Total Assets	15,136	4,666	20,534	75,610	48,740

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-
Due to Participants	-	-	34	110	40
Total Liabilities	-	-	34	110	40

Total Net Assets	$15,136	$4,666	$20,500	$75,500	$48,700

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$-	$-	$4	$39	$44
Annuity Reserves	-	-	1	3	1
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	460	930	467	2,526	2,332
Annuity Reserves	86	-	13	51	86
On or After March 31, 1995 and Prior to March 31, 2000
Front Load Version
Accumulation Units (4)	-	25	49	132	103
Annuity Reserves	-	-	4	-	3
Back Load Version
Accumulation Units (5)	609	345	294	1,198	1,131
Annuity Reserves	-	-	-	-	-
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	100	44	179	751	669
Annuity Reserves	-	-	-	-	-
Back Load Version
Class A Accumulation Units (7)	578	597	421	884	1,515
Class B Accumulation Units (8)	235	320	239	1,301	1,415
Annuity Reserves	-	-	-	-	3
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	12,972	2,374	18,626	67,441	40,841
Annuity Reserves	96	31	203	1,174	557
Total Net Assets	$15,136	$4,666	$20,500	$75,500	$48,700

(1) Investments, at cost	$12,385	$3,978	$18,721	$72,942	$49,001
Mutual Fund Shares Held	874	305	1,649	7,145	3,199
(2) Accumulation Unit Value	$3.026137	$3.583090	$2.045465	$2.485897	$4.767479
Units Outstanding	-	-	2	16	9
(3) Accumulation Unit Value	$2.715036	$3.214751	$1.835201	$2.230428	$4.277349
Units Outstanding	169	289	254	1,133	545
(4) Accumulation Unit Value	$3.262377	$3.862953	$2.205243	$2.680033	$5.139840
Units Outstanding	-	7	22	49	20
(5) Accumulation Unit Value	$2.715036	$3.214751	$1.835201	$2.230428	$4.277349
Units Outstanding	224	107	160	537	265
(6) Accumulation Unit Value	$3.002171	$3.219942	$1.726590	$2.606825	$5.334855
Units Outstanding	33	14	104	288	125
(7) Accumulation Unit Value	$3.002171	$3.219942	$1.726590	$2.606825	$5.334855
Units Outstanding	192	185	244	339	284
(8) Accumulation Unit Value	$2.715036	$3.214751	$1.835201	$2.230428	$4.277349
Units Outstanding	87	99	130	583	331
(9) Accumulation Unit Value	$3.219218	$3.419722	$1.873698	$2.647011	$5.029868
Units Outstanding	4,030	694	9,940	25,478	8,119

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

December 31, 2020 (in thousands, except accumulation unit values)

	LifePoints	LifePoints	LifePoints		LifePoints	Credit Suisse
	Moderate	Balanced	Growth		Equity Growth	Trust Commodity
	Strategy	Strategy	Strategy		Strategy	Return Strategy
	Division	Division	Division		Division	Division
Assets:
Investments, at fair value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-		$-	$-
Fidelity Variable Insurance Products Fund	-	-	-		-	-
Neuberger Berman Advisers Management Trust	-	-	-		-	-
Russell Investment Funds	2,579	1,803	371		69	-
Credit Suisse Trust	-	-	-		-	39,450
Due from Northwestern Mutual Life Insurance Company	-	-	-		-	-
Total Assets	2,579	1,803	371		69	39,450

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-		-	-
Due to Participants	-	-	-		-	37
Total Liabilities	-	-	-		-	37

Total Net Assets	$2,579	$1,803	$371		$69	$39,413

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (2)	$-	$53	$-		$-	$31
Annuity Reserves	-	-	-		-	1
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (3)	1,255	686	76		12	889
Annuity Reserves
On or After March 31, 1995 and Prior to March 31, 2000	-	50	-		-	11
Front Load Version	-	-	-		-	48
Accumulation Units (4)
Annuity Reserves	-	-	-		-	-
Back Load Version
Accumulation Units (5)	209	393	1		-	206
Annuity Reserves	-	-	-		-	-
On or After March 31, 2000
Front Load Version
Accumulation Units (6)	7	-	-		-	375
Annuity Reserves	-	-	-		-	-
Back Load Version
Class A Accumulation Units (7)	975	298	107		4	287
Class B Accumulation Units (8)	133	323	187		53	549
Annuity Reserves	-	-	-		-	-
On or After October 16, 2006 - Fee Based Version
Accumulation Units (9)	-	-	-		-	36,587
Annuity Reserves	-	-	-		-	429
Total Net Assets	$2,579	$1,803	$371		$69	$39,413

(1) Investments, at cost	$2,442	$1,697	$331		$66	$44,096
Mutual Fund Shares Held	237	181	80		11	10,276
(2) Accumulation Unit Value	$1.701500	$1.745026	$1.723831		$1.616977	$4.333374
Units Outstanding	-	31	-		-	7
(3) Accumulation Unit Value	$1.588894	$1.629523	$1.609785		$1.509990	$4.128458
Units Outstanding	790	421	47		8	215
(4) Accumulation Unit Value	$1.784222	$1.829833	$1.807712		$1.695681	$4.481419
Units Outstanding	-	-	-		-	11
(5) Accumulation Unit Value	$1.588894	$1.629523	$1.609785		$1.509990	$4.128458
Units Outstanding	131	241	-	(a)	-	50
(6) Accumulation Unit Value	$1.760249	$1.805352	$1.783430		$1.672934	$4.438832
Units Outstanding	4	-	-		-	85
(7) Accumulation Unit Value	$1.760249	$1.805352	$1.783430		$1.672934	$4.438832
Units Outstanding	555	166	61		3	65
(8) Accumulation Unit Value	$1.588894	$1.629523	$1.609785		$1.509990	$4.128458
Units Outstanding	83	198	116		34	133
(9) Accumulation Unit Value	$1.796695	$1.842719	$1.820383		$1.707568	$4.503663
Units Outstanding	-	-	-		-	8,124

(a)	Amount is less than 500

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

For the Year Ended December 31, 2020 (in thousands)

		Focused
	Growth Stock	Appreciation	Large Cap Core	Large Cap	Index 500
	Division	Division	Stock Division	Blend Division	Stock Division
Income:
Dividend income	$109	$190	$104	$56	$2,042
Expenses:
Mortality and expense risk charges	121	178	65	11	716
Net investment income (loss)	(12)	12	39	45	1,326

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	672	1,950	(282)	29	6,466
Realized gain distribution	2,838	1,524	263	16	2,498
Realized gains (losses)	3,510	3,474	(19)	45	8,964

Change in unrealized appreciation/(depreciation) of investments during the period	1,295	6,358	1,889	24	10,842

Net increase (decrease) in net assets resulting from operations	$4,793	$9,844	$1,909	$114	$21,132

	Large			Mid Cap
	Company Value	Domestic	Equity Income	Growth Stock	Index 400
	Division	Equity Division	Division	Division	Stock Division
Income:
Dividend income	$188	$591	$1,420	$58	$531
Expenses:
Mortality and expense risk charges	44	145	138	198	188
Net investment income (loss)	144	446	1,282	(140)	343

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(375)	249	(487)	11	(291)
Realized gain distribution	316	1,339	1,369	912	1,821
Realized gains (losses)	(59)	1,588	882	923	1,530

Change in unrealized appreciation/(depreciation) of investments during the period	33	(1,876)	(1,567)	4,149	4,736

Net increase (decrease) in net assets resulting from operations	$118	$158	$597	$4,932	$6,609

		Small Cap			International
	Mid Cap Value	Growth Stock	Index 600	Small Cap	Growth
	Division	Division	Stock Division	Value Division	Division
Income:
Dividend income	$306	$11	$308	$60	$625
Expenses:
Mortality and expense risk charges	82	77	79	65	167
Net investment income (loss)	224	(66)	229	(5)	458

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(349)	256	(38)	(529)	1,443
Realized gain distribution	-	601	695	760	149
Realized gains (losses)	(349)	857	657	231	1,592

Change in unrealized appreciation/(depreciation) of investments during the period	627	2,535	1,950	1,260	4,535

Net increase (decrease) in net assets resulting from operations	$502	$3,326	$2,836	$1,486	$6,585

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

For the Year Ended December 31, 2020 (in thousands)

	Research		Emerging	Government
	International	International	Markets Equity	Money Market	Short-Term
	Core Division	Equity Division	Division	Division	Bond Division
Income:
Dividend income	$706	$2,314	$1,380	$78	$1,017
Expenses:
Mortality and expense risk charges	138	315	251	161	200
Net investment income (loss)	568	1,999	1,129	(83)	817

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	227	(2,220)	567	-	198
Realized gain distribution	572	-	-	-	-
Realized gains (losses)	799	(2,220)	567	-	198

Change in unrealized appreciation/(depreciation) of investments during the period	2,610	(122)	15,672	-	684

Net increase (decrease) in net assets resulting from operations	$3,977	$(343)	$17,368	$(83)	$1,699

		Long-Term U.S.	Inflation
	Select Bond	Government	Protection	High Yield	Multi-Sector
	Division	Bond Division	Division	Bond Division	Bond Division
Income:
Dividend income	$3,584	$261	$663	$2,560	$3,912
Expenses:
Mortality and expense risk charges	601	75	138	188	399
Net investment income (loss)	2,983	186	525	2,372	3,513

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	945	635	2	(296)	(318)
Realized gain distribution	712	1,046	-	-	117
Realized gains (losses)	1,657	1,681	2	(296)	(201)

Change in unrealized appreciation/(depreciation) of investments during the period	5,433	323	2,319	452	1,252

Net increase (decrease) in net assets resulting from operations	$10,073	$2,190	$2,846	$2,528	$4,564

		Asset		Fidelity VIP	AMT
	Balanced	Allocation	Fidelity VIP Mid	Contrafund	Sustainable
	Division	Division	Cap Division	Division	Equity Division
Income:
Dividend income	$1,967	$90	$123	$95	$75
Expenses:
Mortality and expense risk charges	961	44	104	204	57
Net investment income (loss)	1,006	46	19	(109)	18

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	403	(62)	(661)	1,357	124
Realized gain distribution	2,889	164	-	241	516
Realized gains (losses)	3,292	102	(661)	1,598	640

Change in unrealized appreciation/(depreciation) of investments during the period	4,459	222	4,675	10,611	1,414

Net increase (decrease) in net assets resulting from operations	$8,757	$370	$4,033	$12,100	$2,072

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

For the Year Ended December 31, 2020 (in thousands)

			International
	U.S. Strategic	U.S. Small Cap	Developed	Strategic Bond
	Equity Division	Equity Division	Markets Division	Division
Income:
Dividend income	$61	$2	$216	$1,327
Expenses:
Mortality and expense risk charges	59	26	74	306
Net investment income (loss)	2	(24)	142	1,021

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(285)	(218)	(636)	(38)
Realized gain distribution	122	93	-	2,414
Realized gains (losses)	(163)	(125)	(636)	2,376

Change in unrealized appreciation/(depreciation) of investments during the period	3,085	701	1,881	1,926

Net increase (decrease) in net assets resulting from operations	$2,924	$552	$1,387	$5,323

	Global Real	LifePoints		LifePoints
	Estate	Moderate	LifePoints	Growth
	Securities	Strategy	Balanced	Strategy
	Division	Division	Strategy Division	Division
Income:
Dividend income	$689	$46	$20	$11
Expenses:
Mortality and expense risk charges	203	22	19	4
Net investment income (loss)	486	24	1	7

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(858)	(7)	(31)	(44)
Realized gain distribution	-	-	25	13
Realized gains (losses)	(858)	(7)	(6)	(31)

Change in unrealized appreciation/(depreciation) of investments during the period	(1,562)	118	106	22

Net increase (decrease) in net assets resulting from operations	$(1,934)	$135	$101	$(2)

		Credit Suisse
	LifePoints	Trust
	Equity Growth	Commodity
	Strategy	Return Strategy
	Division	Division
Income:
Dividend income	$2	$2,043
Expenses:
Mortality and expense risk charges	1	138
Net investment income (loss)	1	1,905

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	-	(5,059)
Realized gain distribution	3	-
Realized gains (losses)	3	(5,059)

Change in unrealized appreciation/(depreciation) of investments during the period	-	2,897

Net increase (decrease) in net assets resulting from operations	$4	$(257)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Growth Stock Division		Focused Appreciation Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(12)	$-	$12	$45
Net realized gains (losses)	3,510	2,115	3,474	2,459
Net change in unrealized appreciation/(depreciation)	1,295	1,962	6,358	6,049
Net increase (decrease) in net assets resulting from operations	4,793	4,077	9,844	8,553

Contract Transactions:
Contract owners’ net payments	446	328	699	728
Annuity payments	(16)	(12)	(58)	(43)
Surrenders and other (net)	(1,452)	(1,422)	(2,527)	(3,048)
Transfers from other divisions or sponsor	11,087	4,972	26,712	8,538
Transfers to other divisions or sponsor	(12,458)	(5,092)	(28,541)	(9,438)
Net increase (decrease) in net assets resulting from contract transactions	(2,393)	(1,226)	(3,715)	(3,263)

Net increase (decrease) in net assets	2,400	2,851	6,129	5,290

Net Assets:
Beginning of period	17,379	14,528	33,538	28,248
End of period	$19,779	$17,379	$39,667	$33,538

Units issued during the period	3,901	1,968	4,306	1,697
Units redeemed during the period	(4,761)	(2,218)	(4,842)	(2,266)

Net units issued (redeemed) during period	(860)	(250)	(536)	(569)

	Large Cap Core Stock Division		Large Cap Blend Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$39	$47	$45	$1
Net realized gains (losses)	(19)	437	45	118
Net change in unrealized appreciation/(depreciation)	1,889	1,792	24	87
Net increase (decrease) in net assets resulting from operations	1,909	2,276	114	206

Contract Transactions:
Contract owners’ net payments	371	157	27	19
Annuity payments	(9)	(17)	(3)	(3)
Surrenders and other (net)	(2,494)	(544)	(57)	(81)
Transfers from other divisions or sponsor	7,150	6,089	533	426
Transfers to other divisions or sponsor	(6,644)	(5,268)	(543)	(349)
Net increase (decrease) in net assets resulting from contract transactions	(1,626)	417	(43)	12

Net increase (decrease) in net assets	283	2,693	71	218

Net Assets:
Beginning of period	10,100	7,407	1,106	888
End of period	$10,383	$10,100	$1,177	$1,106

Units issued during the period	3,435	3,070	335	263
Units redeemed during the period	(3,967)	(2,734)	(356)	(255)

Net units issued (redeemed) during period	(532)	336	(21)	8

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Index 500 Stock Division		Large Company Value Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$1,326	$1,185	$144	$167
Net realized gains (losses)	8,964	6,790	(59)	632
Net change in unrealized appreciation/(depreciation)	10,842	21,826	33	1,422
Net increase (decrease) in net assets resulting from operations	21,132	29,801	118	2,221

Contract Transactions:
Contract owners’ net payments	4,300	4,045	240	160
Annuity payments	(215)	(204)	(18)	(20)
Surrenders and other (net)	(11,265)	(10,814)	(634)	(430)
Transfers from other divisions or sponsor	84,275	35,294	5,798	2,802
Transfers to other divisions or sponsor	(83,899)	(28,436)	(5,701)	(2,983)
Net increase (decrease) in net assets resulting from contract transactions	(6,804)	(115)	(315)	(471)

Net increase (decrease) in net assets	14,328	29,686	(197)	1,750

Net Assets:
Beginning of period	127,120	97,434	10,059	8,309
End of period	$141,448	$127,120	$9,862	$10,059

Units issued during the period	30,779	12,031	3,911	2,048
Units redeemed during the period	(32,007)	(10,883)	(4,085)	(2,297)

Net units issued (redeemed) during period	(1,228)	1,148	(174)	(249)

	Domestic Equity Division		Equity Income Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$446	$391	$1,282	$620
Net realized gains (losses)	1,588	2,299	882	2,492
Net change in unrealized appreciation/(depreciation)	(1,876)	2,718	(1,567)	4,594
Net increase (decrease) in net assets resulting from operations	158	5,408	597	7,706

Contract Transactions:
Contract owners’ net payments	1,065	1,301	510	702
Annuity payments	(24)	(25)	(30)	(31)
Surrenders and other (net)	(2,737)	(2,958)	(2,053)	(3,696)
Transfers from other divisions or sponsor	21,645	8,914	21,445	9,603
Transfers to other divisions or sponsor	(19,954)	(7,815)	(20,878)	(10,003)
Net increase (decrease) in net assets resulting from contract transactions	(5)	(583)	(1,006)	(3,425)

Net increase (decrease) in net assets	153	4,825	(409)	4,281

Net Assets:
Beginning of period	31,792	26,967	35,050	30,769
End of period	$31,945	$31,792	$34,641	$35,050

Units issued during the period	8,815	3,886	7,808	3,154
Units redeemed during the period	(8,806)	(4,086)	(7,992)	(4,167)

Net units issued (redeemed) during period	9	(200)	(184)	(1,013)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(140)	$(171)	$343	$253
Net realized gains (losses)	923	1,035	1,530	2,769
Net change in unrealized appreciation/(depreciation)	4,149	4,990	4,736	4,762
Net increase (decrease) in net assets resulting from operations	4,932	5,854	6,609	7,784

Contract Transactions:
Contract owners’ net payments	345	1,384	1,170	1,380
Annuity payments	(11)	(14)	(45)	(47)
Surrenders and other (net)	(1,103)	(4,496)	(3,391)	(3,500)
Transfers from other divisions or sponsor	7,645	3,540	29,986	13,883
Transfers to other divisions or sponsor	(7,597)	(4,074)	(25,515)	(11,669)
Net increase (decrease) in net assets resulting from contract transactions	(721)	(3,660)	2,205	47

Net increase (decrease) in net assets	4,211	2,194	8,814	7,831

Net Assets:
Beginning of period	21,094	18,900	38,436	30,605
End of period	$25,305	$21,094	$47,250	$38,436

Units issued during the period	3,475	1,391	7,689	3,467
Units redeemed during the period	(3,431)	(1,876)	(6,992)	(3,435)

Net units issued (redeemed) during period	44	(485)	697	32

	Mid Cap Value Division		Small Cap Growth Stock Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$224	$185	$(66)	$(68)
Net realized gains (losses)	(349)	1,398	857	1,740
Net change in unrealized appreciation/(depreciation)	627	2,535	2,535	995
Net increase (decrease) in net assets resulting from operations	502	4,118	3,326	2,667

Contract Transactions:
Contract owners’ net payments	593	633	343	365
Annuity payments	(14)	(15)	(6)	(6)
Surrenders and other (net)	(1,363)	(1,864)	(948)	(922)
Transfers from other divisions or sponsor	13,128	6,710	6,569	3,931
Transfers to other divisions or sponsor	(12,247)	(5,901)	(6,199)	(3,899)
Net increase (decrease) in net assets resulting from contract transactions	97	(437)	(241)	(531)

Net increase (decrease) in net assets	599	3,681	3,085	2,136

Net Assets:
Beginning of period	18,145	14,464	9,964	7,828
End of period	$18,744	$18,145	$13,049	$9,964

Units issued during the period	3,860	1,984	2,063	1,165
Units redeemed during the period	(3,791)	(2,091)	(1,983)	(1,212)

Net units issued (redeemed) during period	69	(107)	80	(47)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Index 600 Stock Division		Small Cap Value Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$229	$(39)	$(5)	$(14)
Net realized gains (losses)	657	1,312	231	1,861
Net change in unrealized appreciation/(depreciation)	1,950	1,849	1,260	929
Net increase (decrease) in net assets resulting from operations	2,836	3,122	1,486	2,776

Contract Transactions:
Contract owners’ net payments	640	674	266	240
Annuity payments	(14)	(15)	(15)	(16)
Surrenders and other (net)	(1,412)	(1,466)	(1,253)	(1,486)
Transfers from other divisions or sponsor	15,068	6,021	8,788	4,516
Transfers to other divisions or sponsor	(12,279)	(5,099)	(8,210)	(4,577)
Net increase (decrease) in net assets resulting from contract transactions	2,003	115	(424)	(1,323)

Net increase (decrease) in net assets	4,839	3,237	1,062	1,453

Net Assets:
Beginning of period	17,405	14,168	12,867	11,414
End of period	$22,244	$17,405	$13,929	$12,867

Units issued during the period	7,935	3,044	2,497	1,156
Units redeemed during the period	(6,892)	(2,994)	(2,522)	(1,460)

Net units issued (redeemed) during period	1,043	50	(25)	(304)

	International Growth Division		Research International Core Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$458	$257	$568	$381
Net realized gains (losses)	1,592	1,088	799	1,290
Net change in unrealized appreciation/(depreciation)	4,535	7,942	2,610	5,523
Net increase (decrease) in net assets resulting from operations	6,585	9,287	3,977	7,194

Contract Transactions:
Contract owners’ net payments	1,179	1,219	1,155	985
Annuity payments	(21)	(19)	(45)	(43)
Surrenders and other (net)	(3,303)	(3,149)	(3,403)	(2,551)
Transfers from other divisions or sponsor	31,210	11,540	26,617	12,999
Transfers to other divisions or sponsor	(29,275)	(10,227)	(25,533)	(9,483)
Net increase (decrease) in net assets resulting from contract transactions	(210)	(636)	(1,209)	1,907

Net increase (decrease) in net assets	6,375	8,651	2,768	9,101

Net Assets:
Beginning of period	35,942	27,291	34,500	25,399
End of period	$42,317	$35,942	$37,268	$34,500

Units issued during the period	13,420	5,727	23,764	11,844
Units redeemed during the period	(13,404)	(5,998)	(24,857)	(10,305)

Net units issued (redeemed) during period	16	(271)	(1,093)	1,539

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$1,999	$1,316	$1,129	$398
Net realized gains (losses)	(2,220)	2,843	567	563
Net change in unrealized appreciation/(depreciation)	(122)	3,144	15,672	9,183
Net increase (decrease) in net assets resulting from operations	(343)	7,303	17,368	10,144

Contract Transactions:
Contract owners’ net payments	2,464	2,523	1,668	1,939
Annuity payments	(55)	(62)	(62)	(62)
Surrenders and other (net)	(5,029)	(6,666)	(5,368)	(5,188)
Transfers from other divisions or sponsor	54,353	22,924	51,127	17,381
Transfers to other divisions or sponsor	(46,886)	(20,672)	(47,278)	(14,245)
Net increase (decrease) in net assets resulting from contract transactions	4,847	(1,953)	87	(175)

Net increase (decrease) in net assets	4,504	5,350	17,455	9,969

Net Assets:
Beginning of period	66,838	61,488	60,310	50,341
End of period	$71,342	$66,838	$77,765	$60,310

Units issued during the period	32,239	10,905	52,119	17,789
Units redeemed during the period	(28,945)	(11,355)	(51,054)	(17,852)

Net units issued (redeemed) during period	3,294	(450)	1,065	(63)

	Government Money Market Division		Short-Term Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(83)	$341	$817	$607
Net realized gains (losses)	-	-	198	87
Net change in unrealized appreciation/(depreciation)	-	-	684	786
Net increase (decrease) in net assets resulting from operations	(83)	341	1,699	1,480

Contract Transactions:
Contract owners’ net payments	62,225	49,559	962	1,133
Annuity payments	(27)	(28)	(44)	(44)
Surrenders and other (net)	(10,517)	(5,380)	(4,382)	(3,616)
Transfers from other divisions or sponsor	30,895	8,663	41,503	12,442
Transfers to other divisions or sponsor	(79,481)	(54,656)	(32,705)	(8,430)
Net increase (decrease) in net assets resulting from contract transactions	3,095	(1,842)	5,334	1,485

Net increase (decrease) in net assets	3,012	(1,501)	7,033	2,965

Net Assets:
Beginning of period	24,248	25,749	39,862	36,897
End of period	$27,260	$24,248	$46,895	$39,862

Units issued during the period	74,252	44,929	33,490	11,533
Units redeemed during the period	(72,549)	(46,307)	(29,293)	(10,269)

Net units issued (redeemed) during period	1,703	(1,378)	4,197	1,264

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$2,983	$2,919	$186	$227
Net realized gains (losses)	1,657	(98)	1,681	18
Net change in unrealized appreciation/(depreciation)	5,433	6,929	323	1,218
Net increase (decrease) in net assets resulting from operations	10,073	9,750	2,190	1,463

Contract Transactions:
Contract owners’ net payments	4,084	4,788	748	386
Annuity payments	(255)	(252)	(7)	(6)
Surrenders and other (net)	(13,175)	(13,332)	(1,593)	(1,634)
Transfers from other divisions or sponsor	109,885	44,269	17,629	4,173
Transfers to other divisions or sponsor	(104,400)	(35,305)	(15,478)	(2,990)
Net increase (decrease) in net assets resulting from contract transactions	(3,861)	168	1,299	(71)

Net increase (decrease) in net assets	6,212	9,918	3,489	1,392

Net Assets:
Beginning of period	127,879	117,961	13,596	12,204
End of period	$134,091	$127,879	$17,085	$13,596

Units issued during the period	41,055	16,333	7,557	2,271
Units redeemed during the period	(42,478)	(15,502)	(7,032)	(2,340)

Net units issued (redeemed) during period	(1,423)	831	525	(69)

	Inflation Protection Division		High Yield Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$525	$710	$2,372	$2,304
Net realized gains (losses)	2	(264)	(296)	(135)
Net change in unrealized appreciation/(depreciation)	2,319	2,201	452	3,831
Net increase (decrease) in net assets resulting from operations	2,846	2,647	2,528	6,000

Contract Transactions:
Contract owners’ net payments	704	963	1,225	1,193
Annuity payments	(45)	(44)	(53)	(55)
Surrenders and other (net)	(2,521)	(3,486)	(4,763)	(4,068)
Transfers from other divisions or sponsor	25,357	7,279	28,624	13,612
Transfers to other divisions or sponsor	(22,830)	(5,837)	(28,138)	(11,475)
Net increase (decrease) in net assets resulting from contract transactions	665	(1,125)	(3,105)	(793)

Net increase (decrease) in net assets	3,511	1,522	(577)	5,207

Net Assets:
Beginning of period	32,729	31,207	46,841	41,634
End of period	$36,240	$32,729	$46,264	$46,841

Units issued during the period	18,005	6,069	9,470	4,468
Units redeemed during the period	(17,658)	(6,803)	(10,368)	(4,677)

Net units issued (redeemed) during period	347	(734)	(898)	(209)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$3,513	$4,047	$1,006	$949
Net realized gains (losses)	(201)	99	3,292	5,993
Net change in unrealized appreciation/(depreciation)	1,252	7,891	4,459	5,890
Net increase (decrease) in net assets resulting from operations	4,564	12,037	8,757	12,832

Contract Transactions:
Contract owners’ net payments	2,215	2,946	1,398	2,019
Annuity payments	(99)	(99)	(549)	(565)
Surrenders and other (net)	(8,866)	(7,833)	(4,743)	(10,576)
Transfers from other divisions or sponsor	66,723	28,539	2,457	3,092
Transfers to other divisions or sponsor	(64,896)	(22,530)	(3,092)	(4,143)
Net increase (decrease) in net assets resulting from contract transactions	(4,923)	1,023	(4,529)	(10,173)

Net increase (decrease) in net assets	(359)	13,060	4,228	2,659

Net Assets:
Beginning of period	101,563	88,503	83,129	80,470
End of period	$101,204	$101,563	$87,357	$83,129

Units issued during the period	37,472	17,263	509	692
Units redeemed during the period	(40,321)	(16,714)	(947)	(1,394)

Net units issued (redeemed) during period	(2,849)	549	(438)	(702)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$46	$46	$19	$28
Net realized gains (losses)	102	262	(661)	1,918
Net change in unrealized appreciation/(depreciation)	222	417	4,675	2,243
Net increase (decrease) in net assets resulting from operations	370	725	4,033	4,189

Contract Transactions:
Contract owners’ net payments	106	127	374	500
Annuity payments	(12)	(12)	(26)	(27)
Surrenders and other (net)	(208)	(266)	(1,653)	(2,229)
Transfers from other divisions or sponsor	1,046	898	13,620	5,610
Transfers to other divisions or sponsor	(857)	(788)	(13,505)	(5,984)
Net increase (decrease) in net assets resulting from contract transactions	75	(41)	(1,190)	(2,130)

Net increase (decrease) in net assets	445	684	2,843	2,059

Net Assets:
Beginning of period	4,298	3,614	21,337	19,278
End of period	$4,743	$4,298	$24,180	$21,337

Units issued during the period	466	470	3,238	1,272
Units redeemed during the period	(473)	(482)	(3,386)	(1,689)

Net units issued (redeemed) during period	(7)	(12)	(148)	(417)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	Fidelity VIP Contrafund Division		AMT Sustainable Equity Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$(109)	$(100)	$18	$(5)
Net realized gains (losses)	1,598	5,139	640	1,028
Net change in unrealized appreciation/(depreciation)	10,611	5,656	1,414	1,860
Net increase (decrease) in net assets resulting from operations	12,100	10,695	2,072	2,883

Contract Transactions:
Contract owners’ net payments	1,290	1,503	274	509
Annuity payments	(43)	(36)	(16)	(15)
Surrenders and other (net)	(4,202)	(4,012)	(769)	(1,502)
Transfers from other divisions or sponsor	29,634	10,998	9,089	5,334
Transfers to other divisions or sponsor	(33,315)	(11,245)	(10,022)	(5,086)
Net increase (decrease) in net assets resulting from contract transactions	(6,636)	(2,792)	(1,444)	(760)

Net increase (decrease) in net assets	5,464	7,903	628	2,123

Net Assets:
Beginning of period	43,557	35,654	13,678	11,555
End of period	$49,021	$43,557	$14,306	$13,678

Units issued during the period	12,484	5,897	4,512	2,812
Units redeemed during the period	(14,755)	(7,094)	(5,205)	(3,171)

Net units issued (redeemed) during period	(2,271)	(1,197)	(693)	(359)

	U.S. Strategic Equity Division		U.S. Small Cap Equity Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$2	$86	$(24)	$(7)
Net realized gains (losses)	(163)	(58)	(125)	(108)
Net change in unrealized appreciation/(depreciation)	3,085	3,703	701	982
Net increase (decrease) in net assets resulting from operations	2,924	3,731	552	867

Contract Transactions:
Contract owners’ net payments	74	233	91	91
Annuity payments	(18)	(19)	(2)	(2)
Surrenders and other (net)	(860)	(3,222)	(262)	(525)
Transfers from other divisions or sponsor	10,299	2,682	2,090	749
Transfers to other divisions or sponsor	(11,293)	(2,911)	(2,160)	(927)
Net increase (decrease) in net assets resulting from contract transactions	(1,798)	(3,237)	(243)	(614)

Net increase (decrease) in net assets	1,126	494	309	253

Net Assets:
Beginning of period	14,010	13,516	4,357	4,104
End of period	$15,136	$14,010	$4,666	$4,357

Units issued during the period	4,844	1,735	1,004	347
Units redeemed during the period	(5,477)	(3,169)	(1,065)	(569)

Net units issued (redeemed) during period	(633)	(1,434)	(61)	(222)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	International Developed Markets Division		Strategic Bond Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$142	$402	$1,021	$1,759
Net realized gains (losses)	(636)	148	2,376	757
Net change in unrealized appreciation/(depreciation)	1,881	2,787	1,926	3,792
Net increase (decrease) in net assets resulting from operations	1,387	3,337	5,323	6,308

Contract Transactions:
Contract owners’ net payments	234	435	1,335	1,582
Annuity payments	(28)	(31)	(106)	(103)
Surrenders and other (net)	(1,429)	(2,426)	(6,196)	(6,464)
Transfers from other divisions or sponsor	15,354	4,155	58,176	17,034
Transfers to other divisions or sponsor	(14,348)	(4,436)	(58,431)	(15,706)
Net increase (decrease) in net assets resulting from contract transactions	(217)	(2,303)	(5,222)	(3,657)

Net increase (decrease) in net assets	1,170	1,034	101	2,651

Net Assets:
Beginning of period	19,330	18,296	75,399	72,748
End of period	$20,500	$19,330	$75,500	$75,399

Units issued during the period	11,760	3,109	24,830	8,705
Units redeemed during the period	(11,565)	(4,476)	(27,061)	(10,180)

Net units issued (redeemed) during period	195	(1,367)	(2,231)	(1,475)

	Global Real Estate Securities Division		LifePoints Moderate Strategy Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$486	$2,206	$24	$6
Net realized gains (losses)	(858)	469	(7)	36
Net change in unrealized appreciation/(depreciation)	(1,562)	6,214	118	198
Net increase (decrease) in net assets resulting from operations	(1,934)	8,889	135	240

Contract Transactions:
Contract owners’ net payments	1,373	1,581	144	41
Annuity payments	(52)	(59)	-	-
Surrenders and other (net)	(3,910)	(4,484)	(89)	(222)
Transfers from other divisions or sponsor	36,452	14,981	81	141
Transfers to other divisions or sponsor	(32,458)	(14,231)	(71)	(3)
Net increase (decrease) in net assets resulting from contract transactions	1,405	(2,212)	65	(43)

Net increase (decrease) in net assets	(529)	6,677	200	197

Net Assets:
Beginning of period	49,229	42,552	2,379	2,182
End of period	$48,700	$49,229	$2,579	$2,379

Units issued during the period	9,382	3,559	153	124
Units redeemed during the period	(8,943)	(4,004)	(107)	(156)

Net units issued (redeemed) during period	439	(445)	46	(32)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL VARIABLE ANNUITY ACCOUNT A

(in thousands)

	LifePoints Balanced Strategy Division		LifePoints Growth Strategy Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$1	$6	$7	$(2)
Net realized gains (losses)	(6)	(7)	(31)	38
Net change in unrealized appreciation/(depreciation)	106	245	22	124
Net increase (decrease) in net assets resulting from operations	101	244	(2)	160

Contract Transactions:
Contract owners’ net payments	42	63	24	51
Annuity payments	(11)	(12)	-	-
Surrenders and other (net)	(121)	(363)	(117)	(597)
Transfers from other divisions or sponsor	118	107	32	550
Transfers to other divisions or sponsor	(101)	(52)	(345)	(518)
Net increase (decrease) in net assets resulting from contract transactions	(73)	(257)	(406)	(514)

Net increase (decrease) in net assets	28	(13)	(408)	(354)

Net Assets:
Beginning of period	1,775	1,788	779	1,133
End of period	$1,803	$1,775	$371	$779

Units issued during the period	109	119	57	398
Units redeemed during the period	(158)	(296)	(329)	(754)

Net units issued (redeemed) during period	(49)	(177)	(272)	(356)

	LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$1	$(1)	$1,905	$185
Net realized gains (losses)	3	5	(5,059)	(2,768)
Net change in unrealized appreciation/(depreciation)	-	11	2,897	4,821
Net increase (decrease) in net assets resulting from operations	4	15	(257)	2,238

Contract Transactions:
Contract owners’ net payments	1	4	971	1,492
Annuity payments	-	-	(34)	(40)
Surrenders and other (net)	(37)	-	(2,828)	(3,550)
Transfers from other divisions or sponsor	1	1	32,297	10,031
Transfers to other divisions or sponsor	(1)	(2)	(28,430)	(9,062)
Net increase (decrease) in net assets resulting from contract transactions	(36)	3	1,976	(1,129)

Net increase (decrease) in net assets	(32)	18	1,719	1,109

Net Assets:
Beginning of period	101	83	37,694	36,585
End of period	$69	$101	$39,413	$37,694

Units issued during the period	2	4	8,894	2,712
Units redeemed during the period	(28)	(2)	(8,345)	(2,965)

Net units issued (redeemed) during period	(26)	2	549	(253)

The Accompanying Notes are an Integral Part of the Financial Statements.

Notes to Financial Statements

1.	Organization

Northwestern Mutual Variable Annuity Account A (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual” or “sponsor”) used to fund individual flexible payment variable annuity contracts (“contracts”) for use by self-employed persons and their eligible employees in tax-qualified retirement plans. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.50% of purchase payments; Back Load contracts with a withdrawal charge up to 6.00%; and Fee Based contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund, Neuberger Berman Advisers Management Trust, Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Funds should be read in conjunction with the financial statements of the Divisions. Each Division of the account indirectly bears exposure to the market, credit and liquidity risks of the Fund in which it invests.

2.	Significant Accounting Policies

A.

Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.

Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2020, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives. Level 2 fair value is determined by other significant observable inputs (including quoted prices for similar securities). Level 3 fair value is determined by significant unobservable inputs (including the Account’s own assumptions in determining fair value). There were no transfers between levels during the year. All changes in fair value are recorded as change in unrealized appreciation/(depreciation) of investments during the period in the statements of operations of the applicable Division.

C.

Investment Income, Securities Transactions and Contract Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. Any contract dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

D.

Due to Participants – Upon notification of death of the contract owner or maturity of a contract, a liability is recorded and is included in Due to Participants in the accompanying financial statements. This liability is identified as Level 1 for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification.

E.

Annuity Reserves – Annuity reserves represent the present value of all future payments on current variable income plans and are represented as annuity reserves in the statements of assets and liabilities. Such reserves are determined by the Actuarial Department of Northwestern Mutual. Annuity reserves are based on published annuity tables with age adjustment and interest based on actual investment experience and assumed investment rates of 3.50% or 5.00%. For those contract holders that elect a fixed income plan option, the values accumulated are transferred out of the Account to the sponsor and all related payouts are funded by Northwestern Mutual.

F.

Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The operations of the Account are included in Northwestern Mutual’s consolidated income tax return. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2020 were as follows (amounts in thousands):

Fund Name	Purchases	Sales
Growth Stock Division	$5,754	$5,347
Focused Appreciation Division	6,691	8,872
Large Cap Core Stock Division	2,647	3,975
Large Cap Blend Division	253	236
Index 500 Stock Division	20,415	22,850
Large Company Value Division	1,587	1,441
Domestic Equity Division	6,897	5,113
Equity Income Division	6,109	4,487
Mid Cap Growth Stock Division	3,336	3,291
Index 400 Stock Division	9,942	5,574
Mid Cap Value Division	2,960	2,635
Small Cap Growth Stock Division	2,591	2,303
Index 600 Stock Division	5,419	2,514
Small Cap Value Division	2,690	2,357
International Growth Division	7,079	6,656
Research International Core Division	7,290	7,356
International Equity Division	16,050	9,220
Emerging Markets Equity Division	9,955	8,712
Government Money Market Division	81,230	78,218

Notes to Financial Statements

Fund Name	Purchases	Sales
Short-Term Bond Division	$14,911	$8,847
Select Bond Division	26,183	26,334
Long-Term U.S. Government Bond Division	8,848	6,314
Inflation Protection Bond Division	6,830	5,662
High Yield Bond Division	7,556	8,253
Multi-Sector Bond Division	16,527	17,833
Balanced Division	7,402	8,396
Asset Allocation Division	1,216	931
Fidelity VIP Mid Cap Division	2,683	3,873
Fidelity VIP Contrafund Division	4,681	11,207
AMT Sustainable Equity Division	1,469	2,376
U.S. Strategic Equity Division	538	2,212
U.S. Small Cap Equity Division	569	750
International Developed Markets Division	3,309	3,351
Strategic Bond Division	12,252	13,984
Global Real Estate Securities Division	8,117	6,222
LifePoints Moderate Strategy Division	273	183
LifePoints Balanced Strategy Division	194	241
LifePoints Growth Strategy Division	109	495
LifePoints Equity Growth Strategy Division	8	39
Credit Suisse Trust Commodity Return Strategy Division	9,789	5,891

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 0.75% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1.00% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1.25% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1.50% annual rate.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks on accumulation units is determined daily at annual rates of 0.40% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50%, respectively.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.50% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. Under the terms of the Back Load version of the contract, the net assets may be subject to the deduction for the Front Load version of the contract after the withdrawal charge period. Rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50% for the Front Load version and the Back Load version, respectively.

For Fee Based contracts issued on or after October 16, 2006, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75%.

5.	COVID-19

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the value of the Account’s investments. Because of the uncertainties regarding the impact of COVID-19 on the global economy, and business operations, and securities markets, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Account and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
						Dividend
						Income as
	Units					a % of	Expense Ratio,
	Outstanding	Unit Value,			Net Assets	Average	Lowest to	Total Return, Lowest
	(000’s)	Lowest to Highest			(000’s)	Net Assets	Highest (1)	to Highest (1)
Growth Stock Division
2020	4,162	$3.429793	to	$10.738147	$19,779	0.67%	0.35% to 1.25%	33.30%	to	34.50	%
2019	5,022	2.553848	to	7.987788	17,379	0.68	0.35 to 1.25	28.08	to	29.23
2018	5,272	1.979137	to	6.191870	14,528	0.72	0.35 to 1.25	0.00 (2)	to	0.90
2017	5,248	1.964404	to	6.161139	15,045	0.85	0.35 to 1.25	22.73	to	23.83
2016	6,270	1.588718	to	4.995165	14,223	0.84	0.35 to 1.25	1.20	to	2.11
Focused Appreciation Division
2020	4,700	$7.321217	to	$8.580705	$39,667	0.54%	0.35% to 1.25%	30.90%	to	32.08	%
2019	5,236	5.593023	to	6.496505	33,538	0.65	0.35 to 1.25	30.33	to	31.51
2018	5,805	4.291278	to	4.939933	28,248	0.49	0.35 to 1.25	(3.55)	to	(2.68)
2017	6,453	4.449605	to	5.076121	32,124	0.72	0.35 to 1.25	31.97	to	33.16
2016	7,522	3.371663	to	3.812141	27,940	0.24	0.35 to 1.25	4.56	to	5.50
Large Cap Core Stock Division
2020	2,968	$2.552890	to	$6.612251	$10,383	1.23%	0.35% to 1.25%	21.21%	to	22.31	%
2019	3,500	2.090360	to	5.408905	10,100	1.24	0.35 to 1.25	29.56	to	30.73
2018	3,164	1.601352	to	4.146023	7,407	1.52	0.35 to 1.25	(7.20)	to	(6.37)
2017	3,190	1.712864	to	4.445804	8,074	1.78	0.35 to 1.25	23.33	to	24.43
2016	2,939	1.378587	to	3.587029	6,265	2.07	0.35 to 1.25	6.24	to	7.19
Large Cap Blend Division
2020	564	$1.971217	to	$2.228920	$1,177	5.26%	0.35% to 1.25%	8.68%	to	9.67	%
2019	585	1.813711	to	2.032451	1,106	1.14	0.35 to 1.25	22.43	to	23.54
2018	577	1.481405	to	1.645237	888	0.77	0.35 to 1.25	(5.20)	to	(4.34)
2017	665	1.562708	to	1.719920	1,088	0.90	0.35 to 1.25	17.55	to	18.61
2016	707	1.329366	to	1.450071	983	1.04	0.35 to 1.25	12.57	to	13.59
Index 500 Stock Division
2020	32,340	$3.296759	to	$16.126492	$141,448	1.65%	0.35% to 1.25%	16.71%	to	17.77	%
2019	33,568	2.803577	to	13.748209	127,120	1.62	0.35 to 1.25	29.55	to	30.72
2018	32,420	2.147933	to	10.559216	97,434	1.65	0.35 to 1.25	(5.76)	to	(4.91)
2017	29,930	2.262276	to	11.149101	99,073	1.75	0.35 to 1.25	20.01	to	21.09
2016	28,498	1.871001	to	9.243657	84,331	1.85	0.35 to 1.25	10.35	to	11.34
Large Company Value Division
2020	5,051	$1.737445	to	$1.964770	$9,862	2.16%	0.35% to 1.25%	1.36%	to	2.28	%
2019	5,225	1.714135	to	1.921039	10,059	2.24	0.35 to 1.25	26.08	to	27.21
2018	5,474	1.359607	to	1.510098	8,309	1.75	0.35 to 1.25	(9.07)	to	(8.25)
2017	5,560	1.495275	to	1.645847	9,231	1.97	0.35 to 1.25	9.72	to	10.71
2016	5,975	1.362750	to	1.486618	9,008	1.71	0.35 to 1.25	13.93	to	14.96
Domestic Equity Division
2020	9,875	$2.782499	to	$3.312992	$31,945	2.19%	0.35% to 1.25%	(0.52)%	to	0.38	%
2019	9,866	2.797166	to	3.300597	31,792	1.83	0.35 to 1.25	19.27	to	20.35
2018	10,066	2.345210	to	2.742575	26,967	1.76	0.35 to 1.25	(4.02)	to	(3.15)
2017	10,121	2.443559	to	2.831891	27,984	1.62	0.35 to 1.25	12.37	to	13.38
2016	10,460	2.174598	to	2.497727	25,497	1.85	0.35 to 1.25	13.55	to	14.58
Equity Income Division
2020	9,048	$3.284293	to	$3.849405	$34,641	4.82%	0.35% to 1.25%	(0.06)%	to	0.85	%
2019	9,232	3.286138	to	3.817039	35,050	2.29	0.35 to 1.25	25.04	to	26.17
2018	10,245	2.627977	to	3.025261	30,769	2.01	0.35 to 1.25	(10.47)	to	(9.67)
2017	11,638	2.935634	to	3.349027	38,655	2.19	0.35 to 1.25	14.81	to	15.84
2016	12,824	2.557036	to	2.891127	36,676	2.00	0.35 to 1.25	17.69	to	18.75

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

(2) Ratio is less than 0.005%

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
						Dividend
						Income as
	Units					a % of	Expense Ratio,
	Outstanding	Unit Value,			Net Assets	Average	Lowest to	Total Return, Lowest
	(000’s)	Lowest to Highest			(000’s)	Net Assets	Highest (1)	to Highest (1)
Mid Cap Growth Stock Division
2020	4,101	$2.599080	to	$16.351983	$25,305	0.29%	0.35% to 1.25%	23.85%	to	24.97	%
2019	4,057	2.082863	to	13.136859	21,094	0.18	0.35 to 1.25	31.36	to	32.55
2018	4,542	1.573756	to	9.950519	18,900	0.13	0.35 to 1.25	(8.53)	to	(7.70)
2017	4,478	1.707717	to	10.824550	21,508	0.24	0.35 to 1.25	18.80	to	19.87
2016	5,120	1.426767	to	9.066134	21,175	0.18	0.35 to 1.25	(0.42)	to	0.48
Index 400 Stock Division
2020	8,261	$5.326092	to	$6.891049	$47,250	1.39%	0.35% to 1.25%	11.96%	to	12.97	%
2019	7,564	4.721555	to	6.102847	38,436	1.23	0.35 to 1.25	24.32	to	25.44
2018	7,532	3.769499	to	4.867482	30,605	1.13	0.35 to 1.25	(12.43)	to	(11.64)
2017	7,237	4.272733	to	5.511839	33,374	1.08	0.35 to 1.25	14.52	to	15.55
2016	6,740	3.703134	to	4.772358	27,067	1.14	0.35 to 1.25	18.89	to	19.96
Mid Cap Value Division
2020	4,037	$4.017711	to	$4.708921	$18,744	1.90%	0.35% to 1.25%	0.40%	to	1.31	%
2019	3,968	4.001596	to	4.647975	18,145	1.61	0.35 to 1.25	27.60	to	28.75
2018	4,075	3.135936	to	3.609939	14,464	1.59	0.35 to 1.25	(13.93)	to	(13.16)
2017	4,410	3.643868	to	4.156918	18,031	1.44	0.35 to 1.25	10.43	to	11.42
2016	4,734	3.299810	to	3.730873	17,407	1.68	0.35 to 1.25	21.70	to	22.80
Small Cap Growth Stock Division
2020	2,409	$4.290772	to	$9.546381	$13,049	0.11%	0.35% to 1.25%	31.81%	to	33.00	%
2019	2,329	3.230896	to	7.181178	9,964	0.10	0.35 to 1.25	34.01	to	35.22
2018	2,376	2.392969	to	5.313519	7,828	0.00	0.35 to 1.25	(12.80)	to	(12.02)
2017	2,514	2.720661	to	6.042354	9,705	0.10	0.35 to 1.25	20.10	to	21.18
2016	2,691	2.245084	to	4.988658	8,720	0.22	0.35 to 1.25	10.86	to	11.86
Index 600 Stock Division
2020	7,739	$2.561959	to	$2.897115	$22,244	1.83%	0.35% to 1.25%	9.55%	to	10.54	%
2019	6,696	2.338584	to	2.620836	17,405	0.25	0.35 to 1.25	20.92	to	22.01
2018	6,646	1.934012	to	2.148073	14,168	1.38	0.35 to 1.25	(9.91)	to	(9.10)
2017	6,250	2.146980	to	2.363154	14,643	1.89	0.35 to 1.25	11.53	to	12.53
2016	5,743	1.925007	to	2.099948	11,982	0.57	0.35 to 1.25	24.56	to	25.68
Small Cap Value Division
2020	2,671	$4.492731	to	$5.349125	$13,929	0.52%	0.35% to 1.25%	7.93%	to	8.90	%
2019	2,696	4.162762	to	4.911849	12,867	0.47	0.35 to 1.25	24.33	to	25.45
2018	3,000	3.348176	to	3.915385	11,414	0.51	0.35 to 1.25	(13.81)	to	(13.03)
2017	3,523	3.885050	to	4.502330	15,441	0.77	0.35 to 1.25	10.27	to	11.26
2016	3,948	3.523164	to	4.046577	15,533	0.92	0.35 to 1.25	30.75	to	31.93
International Growth Division
2020	13,452	$2.676266	to	$3.186443	$42,317	1.62%	0.35% to 1.25%	16.44%	to	17.50	%
2019	13,436	2.298310	to	2.711910	35,942	1.25	0.35 to 1.25	33.13	to	34.33
2018	13,707	1.726341	to	2.018813	27,291	1.41	0.35 to 1.25	(12.38)	to	(11.59)
2017	13,109	1.970410	to	2.283495	29,487	1.28	0.35 to 1.25	28.42	to	29.58
2016	12,915	1.534322	to	1.762282	22,350	1.15	0.35 to 1.25	(4.60)	to	(3.74)
Research International Core Division
2020	24,162	$1.355712	to	$1.533174	$37,268	2.14%	0.35% to 1.25%	12.05%	to	13.07	%
2019	25,255	1.209890	to	1.356007	34,500	1.68	0.35 to 1.25	26.66	to	27.81
2018	23,716	0.955206	to	1.060996	25,399	1.70	0.35 to 1.25	(14.73)	to	(13.97)
2017	22,002	1.120355	to	1.233245	27,463	1.68	0.35 to 1.25	26.62	to	27.76
2016	21,237	0.884785	to	0.965259	20,837	1.77	0.35 to 1.25	(2.35)	to	(1.47)

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
						Dividend
						Income as
	Units					a % of	Expense Ratio,
	Outstanding	Unit Value,			Net Assets	Average	Lowest to	Total Return, Lowest
	(000’s)	Lowest to Highest			(000’s)	Net Assets	Highest (1)	to Highest (1)
International Equity Division
2020	31,481	$2.053572	to	$4.590852	$71,342	3.58%	0.35% to 1.25%	(3.92)%	to	(3.05)%
2019	28,187	2.121385	to	4.754268	66,838	2.53	0.35 to 1.25	11.20	to	12.20
2018	28,637	1.893505	to	4.254093	61,488	2.53	0.35 to 1.25	(16.46)	to	(15.70)
2017	27,506	2.249645	to	5.066863	71,426	2.33	0.35 to 1.25	20.78	to	21.87
2016	26,617	1.848705	to	4.174130	58,052	2.14	0.35 to 1.25	1.62	to	2.53
Emerging Markets Equity Division
2020	49,847	$1.375728	to	$1.555698	$77,765	2.28%	0.35% to 1.25%	25.28%	to	26.41	%
2019	48,782	1.098154	to	1.230663	60,310	1.12	0.35 to 1.25	19.10	to	20.18
2018	48,845	0.922016	to	1.024040	50,341	1.34	0.35 to 1.25	(14.83)	to	(14.06)
2017	45,371	1.082576	to	1.191540	54,374	0.90	0.35 to 1.25	26.26	to	27.39
2016	42,727	0.857413	to	0.935322	40,243	0.73	0.35 to 1.25	7.71	to	8.68
Government Money Market Division
2020	18,047	$1.271520	to	$3.374193	$27,260	0.19%	0.35% to 1.25%	(0.94)%	to	(0.04)%
2019	16,344	1.273911	to	3.389082	24,248	1.93	0.35 to 1.25	0.67	to	1.58
2018	17,722	1.255967	to	3.349646	25,749	1.53	0.35 to 1.25	0.27	to	1.17
2017	16,842	1.243091	to	3.323610	25,322	0.59	0.35 to 1.25	(0.65)	to	0.25
2016	15,738	1.241859	to	3.328556	25,161	0.12	0.35 to 1.25	(1.11)	to	(0.22)
Short-Term Bond Division
2020	35,382	$1.176335	to	$1.330259	$46,895	2.28%	0.35% to 1.25%	3.00%	to	3.93	%
2019	31,185	1.142089	to	1.279990	39,862	2.01	0.35 to 1.25	3.09	to	4.02
2018	29,921	1.107847	to	1.230522	36,897	1.56	0.35 to 1.25	0.09	to	1.00
2017	26,494	1.106873	to	1.218389	32,305	1.30	0.35 to 1.25	0.07	to	0.97
2016	25,457	1.106066	to	1.206680	30,694	1.18	0.35 to 1.25	0.41	to	1.31
Select Bond Division
2020	43,320	$2.669406	to	$19.528401	$134,091	2.75%	0.35% to 1.25%	7.63%	to	8.60	%
2019	44,743	2.461743	to	18.054107	127,879	2.79	0.35 to 1.25	7.30	to	8.27
2018	43,912	2.277116	to	16.741563	117,961	2.28	0.35 to 1.25	(1.45)	to	(0.56)
2017	40,477	2.293482	to	16.904021	112,237	2.09	0.35 to 1.25	2.30	to	3.22
2016	35,051	2.225197	to	16.441431	98,042	1.94	0.35 to 1.25	1.78	to	2.70
Long-Term U.S. Government Bond Division
2020	6,744	$2.268738	to	$2.565411	$17,085	1.47%	0.35% to 1.25%	15.91%	to	16.96%
2019	6,219	1.957302	to	2.193413	13,596	2.14	0.35 to 1.25	11.76	to	12.77
2018	6,288	1.751302	to	1.945014	12,204	2.02	0.35 to 1.25	(3.26)	to	(2.39)
2017	6,274	1.810437	to	1.992613	12,389	1.86	0.35 to 1.25	6.94	to	7.90
2016	6,446	1.693000	to	1.846758	11,753	1.84	0.35 to 1.25	(0.17)	to	0.74
Inflation Protection Division
2020	22,005	$1.445291	to	$1.634367	$36,240	1.99%	0.35% to 1.25%	8.21%	to	9.19%
2019	21,658	1.335651	to	1.496834	32,729	2.60	0.35 to 1.25	7.67	to	8.64
2018	22,392	1.240557	to	1.377840	31,207	2.04	0.35 to 1.25	(3.82)	to	(2.95)
2017	21,157	1.289916	to	1.419776	30,348	0.68	0.35 to 1.25	2.30	to	3.22
2016	19,152	1.260965	to	1.375532	26,586	1.21	0.35 to 1.25	3.39	to	4.32
High Yield Bond Division
2020	12,246	$3.549988	to	$5.296364	$46,264	5.84%	0.35% to 1.25%	5.32%	to	6.27%
2019	13,144	3.345591	to	4.986498	46,841	5.50	0.35 to 1.25	13.54	to	14.57
2018	13,353	2.924589	to	4.354710	41,634	5.37	0.35 to 1.25	(3.91)	to	(3.05)
2017	13,802	3.021110	to	4.493974	44,469	5.49	0.35 to 1.25	5.56	to	6.51
2016	12,879	2.840699	to	4.221461	39,103	5.34	0.35 to 1.25	13.17	to	14.19
(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
						Dividend
						Income as
	Units					a % of	Expense Ratio,
	Outstanding	Unit Value,			Net Assets	Average	Lowest to	Total Return, Lowest
	(000’s)	Lowest to Highest			(000’s)	Net Assets	Highest (1)	to Highest (1)
Multi-Sector Bond Division
2020	47,239	$1.891030	to	$2.138307	$101,204	4.15%	0.35% to 1.25%	4.81%	to	5.76	%
2019	50,088	1.804270	to	2.021924	101,563	4.60	0.35 to 1.25	12.63	to	13.64
2018	49,539	1.602009	to	1.779214	88,503	3.12	0.35 to 1.25	(2.53)	to	(1.65)
2017	45,601	1.643634	to	1.809045	82,715	3.89	0.35 to 1.25	7.04	to	8.01
2016	38,641	1.535492	to	1.674962	65,011	4.54	0.35 to 1.25	9.71	to	10.70
Balanced Division
2020	6,020	$2.590705	to	$20.424519	$87,357	1.64%	0.35% to 1.25%	11.09%	to	12.10	%
2019	6,458	2.314618	to	18.293306	83,129	2.31	0.35 to 1.25	16.46	to	17.51
2018	7,160	1.972675	to	15.629511	80,470	2.37	0.35 to 1.25	(4.65)	to	(3.79)
2017	7,770	2.053508	to	16.310677	91,394	2.22	0.35 to 1.25	10.60	to	11.59
2016	8,334	1.842907	to	14.674172	89,779	2.20	0.35 to 1.25	5.26	to	6.21
Asset Allocation Division
2020	1,753	$2.589358	to	$3.082984	$4,743	2.36%	0.35% to 1.25%	12.02%	to	13.04	%
2019	1,760	2.311468	to	2.727455	4,298	2.20	0.35 to 1.25	19.58	to	20.66
2018	1,772	1.932994	to	2.260490	3,614	1.98	0.35 to 1.25	(6.06)	to	(5.21)
2017	1,914	2.057749	to	2.384747	4,146	2.07	0.35 to 1.25	13.45	to	14.47
2016	1,966	1.813730	to	2.083222	3,884	2.30	0.35 to 1.25	6.45	to	7.41
Fidelity VIP Mid Cap Division
2020	3,704	$5.650379	to	$6.622537	$24,180	0.62%	0.35% to 1.25%	16.60%	to	17.65	%
2019	3,852	4.846019	to	5.628887	21,337	0.67	0.35 to 1.25	21.64	to	22.74
2018	4,269	3.983763	to	4.585972	19,278	0.40	0.35 to 1.25	(15.83)	to	(15.07)
2017	4,803	4.733325	to	5.399821	25,514	0.49	0.35 to 1.25	19.05	to	20.12
2016	5,296	3.976053	to	4.495510	23,397	0.31	0.35 to 1.25	10.53	to	11.53
Fidelity VIP Contrafund Division
2020	14,621	$2.969929	to	$3.358390	$49,021	0.21%	0.35% to 1.25%	28.83%	to	30.00	%
2019	16,892	2.305232	to	2.583390	43,557	0.21	0.35 to 1.25	29.65	to	30.82
2018	18,089	1.778089	to	1.974839	35,654	0.44	0.35 to 1.25	(7.80)	to	(6.97)
2017	19,368	1.928613	to	2.122752	41,072	0.78	0.35 to 1.25	20.08	to	21.16
2016	21,106	1.606056	to	1.751990	37,013	0.62	0.35 to 1.25	6.39	to	7.35
AMT Sustainable Equity Division
2020	5,003	$2.521165	to	$2.850867	$14,306	0.62%	0.35% to 1.25%	18.07%	to	19.14	%
2019	5,696	2.135226	to	2.392816	13,678	0.41	0.35 to 1.25	24.32	to	25.44
2018	6,055	1.717474	to	1.907475	11,744	0.49	0.35 to 1.25	(6.89)	to	(6.05)
2017	6,243	1.844614	to	2.030266	12,719	0.52	0.35 to 1.25	16.96	to	18.02
2016	6,868	1.577073	to	1.720338	9,808	0.69	0.35 to 1.25	8.50	to	9.48
U.S. Strategic Equity Division
2020	4,735	$2.715036	to	$3.262377	$15,136	0.47%	0.35% to 1.25%	22.30%	to	23.40	%
2019	5,368	2.220002	to	2.645010	14,010	1.06	0.35 to 1.25	28.65	to	29.81
2018	6,802	1.725623	to	2.038668	13,516	1.15	0.35 to 1.25	(10.76)	to	(9.96)
2017	8,025	1.933892	to	2.265343	17,766	1.04	0.35 to 1.25	19.30	to	20.37
2016	9,431	1.620995	to	1.882855	17,356	1.05	0.35 to 1.25	9.26	to	10.25
U.S. Small Cap Equity Division
2020	1,395	$3.214751	to	$3.862953	$4,666	0.05%	0.35% to 1.25%	11.30%	to	12.31	%
2019	1,456	2.871413	to	3.441420	4,357	0.55	0.35 to 1.25	21.54	to	22.64
2018	1,678	2.344880	to	2.807594	4,104	0.46	0.35 to 1.25	(13.07)	to	(12.28)
2017	1,876	2.677261	to	3.202394	5,240	0.18	0.35 to 1.25	14.05	to	15.08
2016	2,056	2.329986	to	2.784266	5,012	0.83	0.35 to 1.25	17.19	to	18.24

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

Notes to Financial Statements

6. Financial Highlights

	As of the respective period end date:					For the respective period ended:
						Dividend
						Income as
	Units					a % of	Expense Ratio,
	Outstanding	Unit Value,			Net Assets	Average	Lowest to	Total Return, Lowest
	(000’s)	Lowest to Highest			(000’s)	Net Assets	Highest (1)	to Highest (1)
International Developed Markets Division
2020	10,856	$1.726590	to	$2.205243	$20,500	1.23%	0.35% to 1.25%	3.77%	to	4.71	%
2019	10,661	1.651451	to	2.107181	19,330	2.53	0.35 to 1.25	18.24	to	19.30
2018	12,028	1.386320	to	1.767145	18,296	1.69	0.35 to 1.25	(15.93)	to	(15.17)
2017	12,462	1.636764	to	2.084321	22,169	2.63	0.35 to 1.25	23.43	to	24.54
2016	12,422	1.316215	to	1.674471	17,764	3.24	0.35 to 1.25	1.09	to	2.00
Strategic Bond Division
2020	28,423	$2.230428	to	$2.680033	$75,500	1.83%	0.35% to 1.25%	7.09%	to	8.05	%
2019	30,654	2.082855	to	2.481567	75,399	2.75	0.35 to 1.25	7.84	to	8.81
2018	32,129	1.931442	to	2.281768	72,748	2.12	0.35 to 1.25	(2.04)	to	(1.16)
2017	30,716	1.971861	to	2.309777	70,308	1.34	0.35 to 1.25	2.58	to	3.50
2016	28,050	1.922321	to	2.232803	62,002	1.60	0.35 to 1.25	1.82	to	2.74
Global Real Estate Securities Division
2020	9,698	$4.277349	to	$5.334855	$48,700	1.52%	0.35% to 1.25%	(6.36)%	to	(5.51)%
2019	9,259	4.567716	to	5.654394	49,229	5.02	0.35 to 1.25	20.13	to	21.22
2018	9,704	3.802249	to	4.671736	42,552	4.50	0.35 to 1.25	(6.90)	to	(6.06)
2017	9,536	4.084164	to	4.980485	44,427	3.70	0.35 to 1.25	10.42	to	11.41
2016	9,375	3.698741	to	4.476956	39,095	4.57	0.35 to 1.25	1.74	to	2.66
LifePoints Moderate Strategy Division
2020	1,563	$1.588894	to	$1.796695	$2,579	2.03%	0.35% to 1.25%	5.08%	to	6.03	%
2019	1,517	1.512123	to	1.694566	2,379	1.22	0.35 to 1.25	11.15	to	12.15
2018	1,549	1.360492	to	1.511015	2,182	4.37	0.35 to 1.25	(6.10)	to	(5.26)
2017	1,891	1.449028	to	1.594878	2,826	2.29	0.35 to 1.25	8.53	to	9.50
2016	1,758	1.335201	to	1.456484	2,405	3.45	0.35 to 1.25	6.41	to	7.37
LifePoints Balanced Strategy Division
2020	1,057	$1.629523	to	$1.842719	$1,803	2.15%	0.35% to 1.25%	6.31%	to	7.27	%
2019	1,106	1.532773	to	1.717774	1,775	1.56	0.35 to 1.25	15.01	to	16.04
2018	1,283	1.332766	to	1.480278	1,788	5.31	0.35 to 1.25	(7.95)	to	(7.12)
2017	1,480	1.448010	to	1.593814	2,244	2.38	0.35 to 1.25	10.61	to	11.61
2016	1,435	1.309079	to	1.428058	1,969	2.86	0.35 to 1.25	7.70	to	8.67
LifePoints Growth Strategy Division
2020	224	$1.609785	to	$1.820383	$371	1.62%	0.35% to 1.25%	8.38%	to	9.36	%
2019	496	1.485265	to	1.664527	779	0.60	0.35 to 1.25	16.60	to	17.65
2018	852	1.273823	to	1.414812	1,133	4.74	0.35 to 1.25	(9.19)	to	(8.37)
2017	958	1.402805	to	1.544057	1,389	3.17	0.35 to 1.25	14.22	to	15.25
2016	902	1.228131	to	1.339752	1,135	2.18	0.35 to 1.25	8.36	to	9.34
LifePoints Equity Growth Strategy Division
2020	45	$1.509990	to	$1.707568	$69	2.07%	0.35% to 1.25%	6.91%	to	7.88	%
2019	71	1.412370	to	1.582862	101	0.23	0.35 to 1.25	18.60	to	19.67
2018	69	1.190878	to	1.322719	83	4.44	0.35 to 1.25	(10.58)	to	(9.77)
2017	93	1.331848	to	1.465982	125	3.27	0.35 to 1.25	16.10	to	17.14
2016	89	1.147180	to	1.251467	102	2.60	0.35 to 1.25	9.47	to	10.46
Credit Suisse Trust Commodity Return Strategy Division
2020	8,690	$4.128458	to	$4.503663	$39,413	5.59%	0.35% to 1.25%	(2.71)%	to	(1.83)%
2019	8,141	4.243255	to	4.587388	37,694	0.88	0.35 to 1.25	5.37	to	6.32
2018	8,394	4.027153	to	4.314833	36,585	2.49	0.35 to 1.25	(12.75)	to	(11.97)
2017	7,103	4.616153	to	4.901414	35,138	9.03	0.35 to 1.25	0.26	to	1.16
2016	5,446	4.604145	to	4.845070	26,698	0.00	0.35 to 1.25	10.63	to	11.63

(1) Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes.

The Northwestern Mutual

Life Insurance Company

Financial Statements and

Supplementary Information

December 31, 2020, 2019 and 2018

Report of Independent Auditors

To the Board of Trustees of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory financial statements of The Northwestern Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of financial position as of December 31, 2020 and 2019, and the related statutory statements of operations, changes in surplus and cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Milwaukee, Wisconsin

February 15, 2021

The Northwestern Mutual Life Insurance Company

Statements of Financial Position

(in millions)

	December 31,
	2020	2019

Assets:
Bonds	$166,324	$159,760
Mortgage loans	41,568	39,771
Policy loans	17,686	17,829
Common and preferred stocks	5,083	4,677
Real estate	2,959	2,872
Other investments	24,942	20,962
Cash and short-term investments	3,239	2,408

Total investments	261,801	248,279

Due and accrued investment income	2,522	2,057
Net deferred tax assets	2,305	1,609
Deferred premium and other assets	3,692	3,541
Separate account assets	38,447	34,832

Total assets	$308,767	$290,318

Liabilities and surplus:
Policy benefit reserves	$222,225	$211,100
Policyowner dividends payable	6,220	5,995
Interest maintenance reserve	2,355	979
Asset valuation reserve	7,362	6,203
Income taxes payable	231	129
Other liabilities	6,970	6,864
Separate account liabilities	38,447	34,832

Total liabilities	283,810	266,102

Surplus:
Surplus notes	3,573	3,568
Unassigned surplus	21,384	20,648

Total surplus	24,957	24,216

Total liabilities and surplus	$308,767	$290,318

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Operations

(in millions)

	For the years ended
	December 31,

	2020	2019	2018

Revenue:
Premiums	$19,323	$19,010	$18,036
Net investment income	11,078	10,149	9,791
Other income	723	696	655

Total revenue	31,124	29,855	28,482

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	11,736	11,515	11,436
Net additions to policy benefit reserves	9,527	9,451	8,079
Net transfers from separate accounts	(680)	(783)	(497)

Total benefits	20,583	20,183	19,018

Commissions and operating expenses	3,502	3,306	3,230

Total benefits and expenses	24,085	23,489	22,248

Gain from operations before dividends and taxes	7,039	6,366	6,234

Policyowner dividends	6,235	5,999	5,634

Gain from operations before taxes	804	367	600
Income tax expense (benefit)	277	(199)	(159)

Net gain from operations	527	566	759
Net realized capital (losses) gains	(102)	702	24

Net income	$425	$1,268	$783

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Changes in Surplus

(in millions)

	For the years ended

	December 31,
	2020	2019	2018

Beginning of year balance	$24,216	$22,134	$20,851

Net income	425	1,268	783

Change in net unrealized capital gains and losses	799	1,141	(126)

Change in net deferred tax assets	807	(130)	(76)

Change in nonadmitted assets	228	(143)	169

Change in asset valuation reserve	(1,159)	(1,606)	(263)

Change in surplus notes	5	620	-

Other surplus changes	(364)	932	796

Net increase in surplus	741	2,082	1,283

End of year balance	$24,957	$24,216	$22,134

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows

(in millions)

	For the years ended December 31,
	2020	2019	2018

Cash flows from operating activities:
Premiums and other income received	$13,808	$13,864	$13,252
Investment income received	10,036	9,518	9,202
Benefit and dividend payments to policyowners and beneficiaries	(10,537)	(10,660)	(10,513)
Net transfers from separate accounts	664	770	496
Commissions, expenses and taxes paid	(3,809)	(3,268)	(2,699)

Net cash provided by operating activities	10,162	10,224	9,738

Cash flows used in investing activities:
Proceeds from investments sold or matured:
Bonds	60,747	41,841	33,279
Mortgage loans	3,301	3,078	3,167
Common and preferred stocks	4,046	5,461	4,886
Real estate	468	941	23
Other investments	3,063	2,235	2,831

Subtotal proceeds from investments	71,625	53,556	44,186

Cost of investments acquired:
Bonds	(64,976)	(47,219)	(40,797)
Mortgage loans	(5,008)	(6,048)	(4,314)
Common and preferred stocks	(4,075)	(3,832)	(4,857)
Real estate	(478)	(841)	(168)
Other investments	(7,537)	(5,634)	(4,515)

Subtotal cost of investments acquired	(82,074)	(63,574)	(54,651)

Net inflows of policy loans	492	168	35

Net cash applied to investing activities	(9,957)	(9,850)	(10,430)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	-	596	-
Net inflows (outflows) on deposit-type contracts	724	(232)	(350)
Other cash (applied) provided	(98)	(229)	472

Net cash provided by financing and miscellaneous sources	626	135	122

Net increase (decrease) in cash and short-term investments	831	509	(570)

Cash and short-term investments, beginning of year	2,408	1,899	2,469

Cash and short-term investments, end of year	$3,239	$2,408	$1,899

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Statements of Cash Flows (supplemental)

(in millions)

	For the years ended
	December 31,
	2020	2019	2018

Supplemental disclosures of cash flow information

Non-cash operating, investing and financing and miscellaneous sources not included in the statements of cash flows:

Operating:
Dividends used to pay premiums and loans	$5,779	$5,453	$5,149
Capitalized interest and payment in-kind investment income	895	870	776
Other policyowner contract activity	268	245	226
Employee benefit and compensation plan expenses	100	155	128

Investing:
Bond refinancings and exchanges	3,652	13,075	2,116
Mortgage loan refinancings and transfers	520	731	1,377
Net policy loan activity	285	316	295
Other invested asset exchanges	163	270	103
Common stock exchanges	22	105	144
Net premium loan activity	113	125	139
Net asset transfers with affiliated entities	434	199	138

Financing and Miscellaneous:
Deposit-type contract deposits and interest credited	556	505	391
Surplus note exchange	5	24	-

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

1.	Basis of Presentation

The accompanying statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company (the Company). The Company offers life, annuity and disability insurance products to the personal, business and estate markets throughout the United States of America.

In March 2020, the World Health Organization declared COVID-19, the disease caused by the novel coronavirus, a pandemic. The impact of COVID-19 has not significantly affected the Company’s financial results during 2020. The economic environment and other potential impacts of COVID-19 will continue to be monitored by the Company.

As part of an affiliated reinsurance agreement, the Company assumes the risks associated with the long-term care policies issued by its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (NLTC). See Note 9 for more information regarding reinsurance and its impacts on the Company’s financial statements.

These financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting or SAP), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income, (7) no deferral of realized investment gains and losses is permitted and (8) “nonadmitted” assets, required for the statutory basis of accounting, are included in total assets. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires the Company to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance and annuity policyowners, secured by the cash value of the related policies. Policy loans earn interest at either a fixed or variable rate, based on either an election that is made by the policyowner when applying for their policy or, for certain policies, as specified by the contract. If a variable rate is elected or specified by the contract, the rate will be reset annually. Policy loans are reported at the unpaid principal balance, which approximates fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Cash and Short-term Investments

Short-term investments include securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in fixed-rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Policy Benefit Reserves

Policy benefit reserves generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (OCI). These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. Deposit funds, which include liabilities for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners, are also included within policy benefit reserves. See Note 5 and Note 14 for more information regarding the Company’s policy benefit reserves.

Policyowner Dividends

All life and disability insurance policies and certain annuity policies issued by the Company are participating. All long-term care insurance policies issued by NLTC are also participating. Annually, the Company’s Board of Trustees (at its discretion) approves the amount and allocation, if any, of dividends among groups of policies issued by the Company, based on management’s recommendation. The payment of dividends on any particular policy is not guaranteed. Dividends are accrued and charged to operations when approved. The liability for policyowner dividends includes the estimated amount of annual and termination dividends. Termination dividends are additional dividends payable on whole life policies upon surrender, maturity or, for policies issued in one state, death. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, or use them as follows: reduce future premiums due, purchase additional insurance benefits, repay policy loans, or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits or pay premiums are reported as premiums in the statements of operations but are not included in premiums received or benefit and dividend payments to policyowners and beneficiaries in the statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of annual dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of annual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year. The fact that the Company guarantees a minimum aggregate payment of annual dividends in one year does not obligate the Company to declare a dividend in future years or to guarantee any portion of dividends that may be declared in future years.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (IMR). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into net investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (AVR). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from revenue in the statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest, dividends and prepayment fees received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with securities lending and repurchase agreements and interest expense related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and repurchase agreements and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. Ceded reinsurance expense allowances are recognized as revenue when due. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, maturity, disability and long-term care benefits, as well as payments on supplementary contracts and income annuities that include life contingencies. Benefit payments on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from benefits in the statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating expenses, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in net unrealized capital gains and losses in the statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the statements of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is recorded only if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Changes in contingent tax liabilities are included in income tax benefit in the year that such determination is made by the Company. The Company reports interest accrued or released related to contingent tax liabilities in current income taxes or tax benefit.

See Note 10 for more information on the Company’s income taxes.

Information Technology Equipment and Software

The cost of information technology (IT) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years using the straight-line method. IT equipment and operating software assets of $27 million and $31 million at December 31, 2020 and 2019, respectively, are included in other assets in the Statements of Financial Position and are net of accumulated depreciation of $42 million and $428 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $388 million and $357 million at December 31, 2020 and 2019, respectively. Depreciation expense for IT equipment and software totaled $153 million, $146 million and $134 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the statements of financial position. These amounts were $117 million and $130 million at December 31, 2020 and 2019, respectively. Depreciation expense for furniture, fixtures and equipment totaled $14 million, $16 million and $16 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Corporate Owned Life Insurance

Through a wholly-owned subsidiary, the Company indirectly holds corporate-owned life insurance (“COLI”) to provide protection against key-person risk for certain qualified employees and to help fund certain future employee benefit expenses. See Note 3 for more information regarding COLI.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to defined benefit pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), derivatives, and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company invests in bonds, mortgage loans, equities, and other investments denominated in foreign currencies. Investments denominated in a foreign currency are remeasured to U.S. dollars at each reporting date using then-current foreign currency exchange rates. Translation gains or losses relating to fluctuations in exchange rates are reported as a change in net unrealized capital gains and losses until the related investment is sold, determined to be other-than-temporarily impaired or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are remeasured to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2020 through February 15, 2021, the date these financial statements were available to be issued. Based on this evaluation, it is the Company’s opinion that other than described below, no other events subsequent to December 31, 2020 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

During January 2021, the Company issued a $750 million funding agreement as part of a funding agreement-backed note (FABN) program, first established in December 2020. See Note 5 for more information regarding the Company’s FABN program.

3.	Investments

Bonds

The Securities Valuation Office (SVO) of the NAIC Investment Analysis Office evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost less any other-than-temporary impairment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. SVO-identified exchange-traded fund investments are reported at fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Statement value and fair value of bonds at December 31, 2020 and 2019, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2020	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$2,755	$168	$(1)	$2,922
States, territories and possessions	603	153	-	756
Special revenue and assessments	18,643	1,145	(4)	19,784
All foreign governments	4,927	577	(4)	5,500
Hybrid securities	976	69	(4)	1,041
SVO-identified funds	401	-	-	401
Industrial and miscellaneous	138,019	15,269	(258)	153,030

Total bonds	$166,324	$17,381	$(271)	$183,434

December 31, 2019	Reconciliation to Fair Value

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$2,701	$158	$(5)	$2,854
States, territories and possessions	742	139	(1)	880
Special revenue and assessments	26,310	887	(48)	27,149
All foreign governments	4,531	350	(23)	4,858
Hybrid securities	473	28	(22)	479
SVO-identified funds	3	-	-	3
Industrial and miscellaneous	125,000	7,864	(358)	132,506

Total bonds	$159,760	$9,426	$(457)	$168,729

Bonds classified by the NAIC as special revenue and assessments primarily consist of U.S. Government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as industrial and miscellaneous consist primarily of notes issued by public and private corporate entities and structured securities not issued by U.S. Government agencies.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Statement value of bonds by SVO rating category at December 31, 2020 and 2019 was as follows:

December 31, 2020	SVO Rating

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$2,755	$-	$-	$-	$-	$-	$2,755

States, territories and possessions	527	76	-	-	-	-	603

Special revenue and assessments	18,435	178	30	-	-	-	18,643

All foreign governments	1,468	3,377	39	34	9	-	4,927

Hybrid securities	-	768	172	35	-	1	976

SVO-identified funds	-	401	-	-	-	-	401

Industrial and miscellaneous	59,331	61,398	8,797	5,208	3,160	125	138,019

Total bonds	$82,516	$66,198	$9,038	$5,277	$3,169	$126	$166,324

December 31, 2019	SVO Rating

	1	2	3	4	5	6	Total

	(in millions)

U.S. Government	$2,701	$-	$-	$-	$-	$-	$2,701

States, territories and possessions	664	78	-	-	-	-	742

Special revenue and assessments	26,159	119	32	-	-	-	26,310

All foreign governments	1,472	2,903	65	40	51	-	4,531

Hybrid securities	-	270	173	30	-	-	473

SVO-identified funds	-	-	-	3	-	-	3

Industrial and miscellaneous	60,420	49,654	6,809	5,014	3,049	54	125,000

Total bonds	$91,416	$53,024	$7,079	$5,087	$3,100	$54	$159,760

Based on statement value, 89% and 90% of the Company’s bond portfolio was rated investment grade (i.e., rated 1 or 2 by the SVO) at December 31, 2020 and 2019, respectively.

Statement value and fair value of structured securities at December 31, 2020 and 2019, aggregated by investment grade or below investment grade (i.e., rated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2020	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)			(in millions)	(in millions)
Residential mortgage-backed:
U.S. Government agencies	$16,465	$17,191	$-	$-	$16,465	$17,191
Other prime	661	685	2	2	663	687
Other below-prime	546	560	3	4	549	564
Commercial mortgage-backed:
U.S. Government agencies	70	74	-	-	70	74
Conduit	3,756	3,954	-	-	3,756	3,954
Other commercial mortgage-backed	-	-	-	-	-	-
Other asset-backed	10,705	11,038	39	43	10,744	11,081

Total structured securities	$32,203	$33,502	$44	$49	$32,247	$33,551

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

December 31, 2019	Investment Grade		Below Investment Grade			Total
	Statement Value	Fair Value	Statement Value		Fair Value	Statement Value	Fair Value
	(in millions)			(in millions)		(in millions)
Residential mortgage-backed:
U.S. Government agencies	$24,486	$24,947	$-		$-	$24,486	$24,947
Other prime	709	719	1		1	710	720
Other below-prime	357	362	2		3	359	365
Commercial mortgage-backed:
U.S. Government agencies	64	66	-		-	64	66
Conduit	3,008	3,077	-		-	3,008	3,077
Other commercial mortgage-backed	2	2	-		-	2	2
Other asset-backed	8,420	8,574	98		107	8,518	8,681

Total structured securities	$37,046	$37,747	$101		$111	$37,147	$37,858

Based on statement value, over 99% of the Company’s structured securities portfolio was rated as investment grade at each of December 31, 2020 and 2019. Based on statement value, the Company’s investment in residential mortgage-backed securities issued by U.S. Government agencies at December 31, 2020 and 2019 was 10% and 15%, respectively, of total bond investments.

Statement value and fair value of bonds and short-term investments by contractual maturity at December 31, 2020 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment fees.

	Statement	Fair
	Value	Value
	(in millions)

Due in one year or less	$5,399	$5,443

Due after one year through five years	37,436	39,716

Due after five years through ten years	51,204	55,919

Due after ten years	74,910	84,981

Total	$168,949	$186,059

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at the unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method. Affiliated mortgage loan investments were $134 million and $163 million at December 31, 2020 and 2019, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The statement value of mortgage loans by collateral property type and geographic location at December 31, 2020 and 2019 was as follows:

December 31, 2020	United States of America
	East	Midwest	South	West	Foreign	Total
	(in millions)

Apartment	$6,479	$2,170	$3,416	$7,901	$-	$19,966

Office	3,552	871	1,127	3,192	-	8,742

Retail	2,318	524	1,492	1,950	-	6,284

Warehouse/Industrial	741	546	585	1,311	185	3,368

Manufactured housing	283	317	1,118	898	231	2,847

Other	124	60	27	150	-	361

Total	$13,497	$4,488	$7,765	$15,402	$416	$41,568

December 31, 2019	United States of America
	East	Midwest	South	West	Foreign	Total
	(in millions)

Apartment	$5,434	$1,915	$2,912	$7,411	$-	$17,672

Office	3,617	897	1,293	3,263	-	9,070

Retail	2,593	535	1,670	2,052	-	6,850

Warehouse/Industrial	677	447	672	1,179	196	3,171

Manufactured housing	254	321	1,189	893	-	2,657

Other	126	59	28	138	-	351

Total	$12,701	$4,174	$7,764	$14,936	$196	$39,771

The Company has mortgage loans where co-lending or participation arrangements are in place with unaffiliated third parties. Mortgage loans with co-lending or participation arrangements totaled $3.3 billion and $3.5 billion at December 31, 2020 and 2019, respectively.

All mortgage loans were current on contractual interest and principal payments at each of December 31, 2020 and 2019. Interest rates and loan-to-value (LTV) ratio information for the Company’s mortgage loans originated or refinanced during 2020 and 2019 is summarized below.

For mortgage loans originated or refinanced during:	2020	2019

Minimum interest rate	1.93%	2.95%

Maximum interest rate	5.50%	11.75%

Weighted-average LTV	57%	57%

Maximum LTV	71%	74%

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A lower LTV ratio generally indicates a higher quality loan. At December 31, 2020 and 2019, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 54% and 52%, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2020 and 2019 was as follows:

December 31, 2020	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)

Apartment	$5,091	$14,268	$382	$225	$19,966

Office	4,311	3,929	502	-	8,742

Retail	1,797	3,230	1,141	116	6,284

Warehouse/Industrial	1,836	1,214	318	-	3,368

Manufactured housing	902	1,945	-	-	2,847

Other	169	44	133	15	361

Total	$14,106	$24,630	$2,476	$356	$41,568

December 31, 2019	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)

Apartment	$5,628	$11,877	$167	$-	$17,672

Office	5,977	2,704	318	71	9,070

Retail	3,179	3,370	258	43	6,850

Warehouse/Industrial	1,699	1,187	216	69	3,171

Manufactured housing	419	2,238	-	-	2,657

Other	222	54	59	16	351

Total	$17,124	$21,430	$1,018	$199	$39,771

At December 31, 2020, the Company had no mortgage loans with an LTV ratio in excess of 100%. The aggregate statement value of mortgage loans with an LTV ratio in excess of 100% was $45 million at December 31, 2019.

The fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company. More frequent updates are performed if deemed necessary due to changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a request by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions of loan maturity and/or changes to loan covenants. When such modifications are made, the statutory basis of accounting requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company recognized no capital losses related to troubled debt restructuring of mortgage loans for the years ended December 31, 2020, 2019 and 2018, respectively. The Company had no mortgage loans at either of December 31, 2020 or December 31, 2019 that were considered “restructured.”

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

In circumstances where the Company has deemed it probable that it will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in net unrealized capital gains and losses in the statements of changes in surplus. If the Company later determines that the decline in value is other-than-temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company had no mortgage loan valuation allowance at December 31, 2020 or 2019. The Company recognized other-than-temporary impairment losses on mortgage loans of $15 million and $0 for the years ended December 31, 2020 and 2019, respectively.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $ 4,883 million and $4,474 million included in the statements of financial position at December 31, 2020 and 2019, respectively. The fair value for publicly-traded common stocks is primarily based on quoted market prices. For private common stocks without quoted market prices, fair value is primarily determined using a sponsor valuation or market comparables approach. The equity method is generally used to report investments in common stock of unconsolidated subsidiaries.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2020 and 2019, the statements of financial position included $200 million and $203 million, respectively, of preferred stocks. The fair value for preferred stocks is primarily determined using a sponsor valuation or market comparables approach.

See Note 14 for more information regarding the fair value of the Company’s investments in common and preferred stock.

Real Estate

Real estate investments are reported at cost, less any encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated primarily based on the capitalization of stabilized net operating income.

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2020 and 2019 was as follows:

December 31, 2020	East	Midwest	South	West	Total
	(in millions)

Apartment	$403	$187	$79	$833	$1,502

Office	213	688	62	-	963

Warehouse/Industrial	113	-	-	204	317

Other	16	53	108	-	177

Total	$745	$928	$249	$1,037	$2,959

December 31, 2019	East	Midwest	South	West	Total
	(in millions)

Apartment	$277	$195	$178	$718	$1,368

Office	214	676	128	17	1,035

Warehouse/Industrial	118	-	38	205	361

Other	16	54	13	25	108

Total	$625	$925	$357	$965	$2,872

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The Company’s home office properties are included above (Office/Midwest) and had an aggregate statement value of $688 million and $676 million at December 31, 2020 and 2019, respectively. The Company’s other investments in real estate are held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (JVs) and limited liability companies (LLCs). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through wholly-owned non-insurance investment holding companies organized as LLCs. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity.

The statement value of other investments held directly or indirectly by the Company at December 31, 2020 and 2019 was as follows:

	December 31,
	2020	2019
	(in millions)

Securities partnerships and LLCs	$9,615	$7,581

Common and preferred stocks	3,499	2,030

Real estate JVs, partnerships and LLCs	3,435	2,697

Bonds	3,296	3,571

Real estate	1,197	1,023

COLI	1,195	1,043

Cash and short-term investments	1,100	444

Structured settlements	790	800

Low income housing tax credit properties	708	662

Derivative instruments	358	546

Lease receivables	144	274

Other net assets (liabilities)	(395)	291

Total	$24,942	$20,962

For securities partnerships and LLCs, bonds, common and preferred stocks, COLI, cash and short-term investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate related investments (including JVs, partnerships and LLCs), structured settlements, tax credit properties and lease receivables, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 13 years of unexpired credits at December 31, 2020 and 2019, respectively. The required holding period for tax credit properties is 15 years. The amount of tax credits and other tax benefits recognized during 2020 and 2019 were $136 million and $123 million, respectively. See Note 10 for more information regarding the Company’s use of tax credits.

See Note 4 for more information regarding the Company’s use of derivatives.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Investments in Subsidiaries, Controlled and Affiliated Entities

The Company’s investments in subsidiaries, controlled and affiliated entities (SCAs) are reported in the statements of financial position using the equity method of accounting based on the Company’s share of the underlying entities’ audited GAAP-basis equity. At December 31, 2020 and 2019, the value of wholly-owned SCA investments were as follows:

	December 31, 2020			December 31, 2019

	Investment in SCA	Nonadmitted Asset	Statement Value	Investment in SCA	Nonadmitted Asset	Statement Value

		(in millions)			(in millions)

NM Wealth Management Company	$265	$-	$265	$237	$-	$237

Total common stock SCAs [1]	265	-	265	237	-	237

NML Securities Holdings, LLC	11,016	-	11,016	8,485	-	8,485

NML Real Estate Holdings, LLC	2,467	-	2,467	2,404	-	2,404

NM Investment Holdings, LLC	1,371	-	1,371	1,334	-	1,334

NM Investment Services, LLC	126	-	126	124	-	124

NM Pebble Valley, LLC	93	-	93	128	-	128

NM GP Holdings, LLC	56	6	50	62	13	49

NM QOZ Fund II, LLC	45	-	45	-	-	-

QOZ Holding Company, LLC	23	-	23	-	-	-

NM QOZ FUND, LLC	16	-	16	16	-	16

NM-SAS, LLC	12	7	5	4	-	4

Mason Street Advisors, LLC	6	6	-	36	36	-

Northwestern Mutual Investment Management Company, LLC	3	3	-	44	44	-

NM Career Distribution Holdings, LLC	2	2	-	4	4	-

GRO-SUB, LLC	2	2	-	1	1	-

GRO, LLC	-	-	-	1	1	-

Venture Studio Holdings, LLC	-	-	-	-	-	-

Total other investment SCAs [2]	15,238	26	15,212	12,643	99	12,544

Total investments in SCAs	$15,503	$26	$15,477	$12,880	$99	$12,781

[1]	Reported in common and preferred stocks in the statements of financial position.
[2]	Reported in other investments in the statements of financial position.

Investment filings for all common stock SCAs were submitted to the NAIC during 2020. In all cases, the NAIC accepted the statement value.

Net Investment Income

The sources of net investment income for the years ended December 31, 2020, 2019 and 2018 were as follows:

	For the years ended December 31,

	2020	2019	2018

		(in millions)

Bonds	$6,154	$6,400	$6,020

Mortgage loans	1,717	1,676	1,573

Common and preferred stocks	188	146	210

Real estate	279	288	275

Other investments	2,122	1,205	1,184

Policy loans	1,180	1,180	1,164

Amortization of IMR	255	133	135

Gross investment income	11,895	11,028	10,561

Less: investment expenses	817	879	770

Net investment income	$11,078	$10,149	$9,791

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

For the years ended December 31, 2020 and 2019, bond investment income included $82 million and $72 million of prepayment fees, respectively, generated as a result of 127 and 108 securities, respectively, sold, disposed, or otherwise redeemed as a result of a callable feature. Accrued investment income more than ninety days past due is a nonadmitted asset. Changes in the nonadmitted amount are reported as direct adjustments to surplus in the statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investments sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that the Company considers to be other-than-temporary. Realized capital gains and losses, as reported in the statements of operations, are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest rate-related capital gains or losses.

Realized capital gains and losses for the years ended December 31, 2020, 2019 and 2018 were as follows:

	For the year ended			For the year ended			For the year ended

	December 31, 2020			December 31, 2019			December 31, 2018

			Net			Net			Net

			Realized			Realized			Realized

	Realized	Realized	Gains	Realized	Realized	Gains	Realized	Realized	Gains

	Gains	Losses	(Losses)	Gains	Losses	(Losses)	Gains	Losses	(Losses)

		(in millions)			(in millions)			(in millions)

Bonds	$2,724	$(861)	$1,863	$1,094	$(369)	$725	$275	$(543)	$(268)
Mortgage loans	-	(22)	(22)	8	(3)	5	-	(2)	(2)
Common and preferred stocks	461	(643)	(182)	662	(291)	371	538	(147)	391
Real estate	253	-	253	502	(6)	496	12	(13)	(1)
Other investments	1,350	(1,302)	48	1,005	(1,053)	(48)	699	(952)	(253)

Subtotal	$4,788	$(2,828)	1,960	$3,271	$(1,722)	1,549	$1,524	$(1,657)	(133)

Less: IMR net gains (losses) before taxes			2,064			674			(245)
Less: Capital gains tax (benefit) expense			(2)			173			88

Net realized capital (losses) gains			$(102)			$702			$24

Realized capital gains and losses are generally the result of normal investment trading activity. Proceeds from the sale of bonds totaled $48 billion, $30 billion, and $22 billion for the years ended December 31, 2020, 2019 and 2018, respectively.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify investments that have experienced a decline in fair value that is considered to be other-than-temporary. Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other-than-temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry sector credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The Company’s review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2020, 2019 and 2018 were as follows:

	For the years ended December 31,
	2020	2019	2018
Bonds, common and preferred stocks:		(in millions)

Structured securities	$-	$(1)	$(1)
Foreign government	(34)	-	-
Financial services	-	-	(1)
Consumer discretionary	(51)	(84)	-
Industrials	(42)	(9)	(35)
Energy	(59)	(44)	(2)
Basic materials	-	(1)	-
Other	(13)	-	-

Subtotal	(199)	(139)	(39)

Mortgage loans	(15)	-	-
Real estate	-	(6)	(13)

Other investments:
Securities partnerships	(6)	(78)	(44)
Energy and transportation	-	-	(22)

Subtotal	(6)	(78)	(66)

Total	$(220)	$(223)	$(118)

In addition to the realized capital losses above, $37 million, $0.2 million and $22 million of other-than-temporary impairments were recorded by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2020, 2019 and 2018, respectively. The decline in the Company’s equity in these subsidiaries resulting from these impairments is reported in changes in net unrealized capital gains and losses in the statements of changes in surplus.

Unrealized Capital Gains and Losses

Unrealized capital gains and losses include changes in the fair value of common and some preferred stocks, other investments and currency translation adjustments on foreign-denominated bonds and mortgage loans and are reported net of any related changes in deferred taxes in the statements of changes in surplus. Changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated subsidiaries are also reported as changes in unrealized capital gains and losses. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Changes in net unrealized capital gains and losses for the years ended December 31, 2020, 2019 and 2018 were as follows:

	For the years ended December 31,

	2020	2019	2018
	(in millions)

Bonds	$606	$152	$(376)

Mortgage loans	33	11	(10)

Common and preferred stocks	520	304	(653)

Other investments	(251)	727	833

Subtotal	908	1,194	(206)

Change in deferred taxes	(109)	(53)	80

Change in net unrealized capital gains and losses	$799	$1,141	$(126)

Changes in net unrealized capital gains and losses for the years ended December 31, 2020, 2019 and 2018 included the reversal of previously unrealized capital gains of $(1,428) million, $(369) million and $ (602) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated non-insurance subsidiaries.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2020 and 2019 were as follows:

	December 31, 2020

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$5,669	$5,526	$(143)	$3,544	$3,290	$(254)

Common and preferred stocks	150	131	(19)	159	123	(36)

Total	$5,819	$5,657	$(162)	$3,703	$3,413	$(290)

	December 31, 2019

	Decline For Less Than 12 Months			Decline For Greater Than 12 Months

	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference

	(in millions)

Bonds	$11,128	$10,947	$(181)	$9,657	$9,139	$(518)

Common and preferred stocks	495	430	(65)	374	307	(67)

Total	$11,623	$11,377	$(246)	$10,031	$9,446	$(585)

All of these bonds were current on contractual interest and principal payments at December 31, 2020. Based on the results of the impairment review process described above, the Company considers these declines in fair value to be temporary based on current facts and circumstances.

At December 31, 2020 and 2019, unrealized capital losses on structured securities in a loss position for greater than 12 months were $5 million and $32 million, respectively, while unrealized capital losses on structured securities in a loss position for less than 12 months were $20 million and $34 million, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

For securities without a full SVO credit analysis performed, the statutory basis of accounting allows the Company to assign a NAIC designation of 5* to such securities for reporting purposes. At December 31, 2020 and 2019, the statement and fair values of NAIC 5* securities were as follows:

	December 31,

	2020			2019

	Number of Securities	Statement Value	Fair Value	Number of Securities	Statement Value	Fair Value
	($ in millions)			($ in millions)

Bonds	51	$1,300	$1,279	59	$1,471	$1,412
Preferred stock	9	127	155	5	79	83
Loan-backed and structured securities	2	6	8	5	57	66

Total	62	$1,433	$1,442	69	$1,607	$1,561

Repurchase Agreements

The Company participates in bilateral and tri-party repurchase programs with U.S. domiciled unaffiliated third parties. The agreements under these programs require the Company to sell securities and simultaneously agree to repurchase the same (or substantially the same) securities prior to the securities reaching their maturity. These repurchase agreements are intended to enhance the yield of the Company’s investment portfolio. The agreements are accounted for as collateralized borrowings with the transferred security proceeds recorded as other liabilities in the statements of financial position while the underlying securities continue to be recorded as investments by the Company. Investment earnings are recorded as net investment income and the difference between the transferred security proceeds and the amount at which the securities will be subsequently reacquired is amortized into net investment income as interest expense in the statements of operations.

The Company manages counterparty and other risks associated with its repurchase program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 97% of the fair value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2020 and 2019, the liability to return the repurchase agreement cash collateral was $1.3 billion and $1.7 billion, respectively, and is reported as other liabilities in the statements of financial position.

During 2020 and 2019, cash collateral received, and the corresponding liability to return that collateral, had the following characteristics:

For the quarter ended:	Maximum Balance	Ending Balance

	(in millions)

March 31, 2020	$1,990	$1,862

June 30, 2020	$1,866	$1,278

September 30, 2020	$1,332	$1,319

December 31, 2020	$1,319	$1,315

March 31, 2019	$1,867	$1,771

June 30, 2019	$1,798	$1,797

September 30, 2019	$1,833	$1,410

December 31, 2019	$1,718	$1,711

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

During 2020 and 2019, securities sold under repurchase agreements included the following characteristics:

For the quarter ended:	Maximum Balance (Fair Value)	Ending Balance (Fair Value)	Ending Balance (Statement Value)
	(in millions)
March 31, 2020	$2,033	$1,907	$1,862
June 30, 2020	$1,911	$1,303	$1,278
September 30, 2020	$1,367	$1,350	$1,319
December 31, 2020	$1,353	$1,341	$1,315
March 31, 2019	$1,902	$1,799	$1,697
June 30, 2019	$1,835	$1,821	$1,697
September 30, 2019	$1,872	$1,434	$1,299
December 31, 2019	$1,754	$1,730	$1,600

The repurchase agreements have overnight contractual maturities. Securities sold under the repurchase agreements consisted of U.S. Treasury securities and U.S. Government agency-issued residential mortgage-backed securities. All securities sold had NAIC ratings of 1.

The amortized cost, fair value and remaining term to maturity of reinvested repurchase agreement collateral held by the Company at December 31, 2020 and 2019 was as follows:

	December 31, 2020		December 31, 2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
30 days or less	$554	$554	$700	$700
31-60 days	165	165	9	9
61-90 days	39	39	30	30
91-120 days	2	2	60	60
121-180 days	138	138	117	118
181-365 days	115	115	258	258
1-2 years	54	54	486	486
2-3 years	214	215	45	45
Over 3 years	46	46	9	9

Total	$1,327	$1,328	$1,714	$1,715

If the securities sold under the repurchase agreements or the reinvested collateral become less liquid, the Company has the liquidity resources within its general account available to meet potential cash demands when securities are required to be repurchased.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). These restrictions are generally the result of collateral support agreements with counterparties in connection with repurchase agreements and derivative transactions.

At December 31, 2020 and 2019, collateral held by counterparties was primarily in the form of cash, short-term investments and bonds, including U.S. Government securities. See Note 4 for more information regarding the Company’s derivative portfolio.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The statement value of restricted assets at December 31, 2020 and 2019, summarized by type of restriction, was as follows:

	December 31,
	2020	2019
	(in millions)
Loaned securities - repurchase agreements	$1,315	$1,600
Federal Home Loan Bank of Chicago pledged collateral	1,359	-
Derivative transactions	242	67
Federal Home Loan Bank of Chicago stock	37	-
Securities on deposit with states	4	4

Total restricted assets	$2,957	$1,671

Collateral Assets Received

The statement and fair values of collateral received at December 31, 2020 and 2019 were as follows:

	December 31, 2020		December 31, 2019

	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)
Repurchase agreement collateral	$1,315	$1,341	$1,711	$1,711
Derivative collateral	154	154	642	642
Mortgage loan escrow	75	75	59	59
Real estate escrow and security deposits	4	4	5	5

Total collateral assets	$1,548	$1,574	$2,417	$2,417

At December 31, 2020 and 2019, derivative collateral received included $1 million related to separate accounts and the obligation to return this collateral is reported in separate account liabilities in the statements of financial position. The obligation to return all other collateral received is reported as other liabilities in the statements of financial position.

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded, cleared or executed in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing exchanges.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The fair value of derivative instruments is based on quoted market prices when available. In the absence of quoted market prices, fair value is estimated using industry-standard models utilizing market observable inputs.

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The fair value of collateral held by the Company under derivative support agreements at December 31, 2020 and 2019 was as follows:

	December 31,
	2020	2019
	(in millions)
Bonds:
General Account	$83	$71
Separate Accounts	-	-

Total bond collateral	$83	$71

Cash:
General Account	$153	$642
Separate Accounts	1	-

Total cash collateral	$154	$642

Bond collateral held in the general account is not reported in the statements of financial position. Cash collateral held in the general account is reported as cash and short-term investments in the statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. Separate account cash collateral assets and related liabilities is reported in the separate account assets and liabilities, respectively, in the statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The fair value of collateral posted by the Company at December 31, 2020 and 2019 was as follows:

	December 31,
	2020	2019
	(in millions)
Bonds posted for derivative support agreements:
General Account	$12	$7
Separate Accounts	-	-
Bonds posted for futures agreements:
General Account	92	34
Separate Accounts	15	10

Total bond collateral	$119	$51

Cash posted for derivative support agreements:
General Account	$117	$12
Separate Accounts	-	-
Cash posted for futures agreements:
General Account	4	1
Separate Accounts	2	3

Total cash collateral	$123	$16

Bonds posted as collateral are reported as bonds and cash posted as collateral is reported as a receivable included in other investments in the statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow or fair value hedges, with the related derivative instrument reported at amortized cost in the statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in fixed and variable interest rate bonds and fixed rate liabilities over a period of up to 12 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds and mortgage loans denominated in foreign currencies over a period of up to 30 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The average fair value of outstanding derivative assets not designated as hedging instruments was $ 142 million and $136 million for the years ended December 31, 2020 and 2019, respectively. The average fair value of outstanding derivative liabilities not designated as hedging instruments was $30 million and $18 million for the years ended December 31, 2020 and 2019, respectively.

Interest rate caps and floors are used to mitigate the risk of a significant and sustained increase or decrease in interest rates for certain of the Company’s debt instruments and insurance and annuity products. Interest rate caps and floors entitle the Company to pay or receive payments from a counterparty if market interest rates rise above or decline below a specified level. Amounts paid or received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to 10 years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified number of contracts at a specified price at a future date.

Fixed income forwards are used to gain exposure to the investment risk and return of mortgage-backed securities by utilizing “to-be-announced” (TBA) forward contracts. The Company also uses TBA forward contracts to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost-effective way. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to purchase a substantially similar security for later settlement. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to 15 years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds and mortgage loans for U.S. dollar-denominated payments based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. Amounts received or paid on these contracts are reported as net investment income.

Equity and fixed income total return swaps are used to mitigate market risk for investments in portfolios of common stocks, other equity securities, and fixed income investments. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between the return on a specified security, basket of securities or index and a specified short-term funding rate, typically London Interbank Offered Rate (LIBOR) plus or minus a spread, applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Warrants are acquired through the purchase of private bonds. Warrants provide the Company the right to purchase an underlying financial instrument at a given price and time. Changes in the value of the underlying financial instrument are reported as a change in unrealized capital gains or losses. When the warrant is exercised, the derivative is terminated, and the current value becomes the basis for the new financial instrument.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific bond issuers. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Investment Replications

Equity total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Equity total return swaps are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with an interest rate swap. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate and a specified fixed interest rate applied to the notional amount of the contract. Interest rate swap replications, including the derivative components, are reported at amortized cost.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The effects of the Company’s use of derivative instruments on the Statements of Financial Position at December 31, 2020 and 2019 were as follows:

	December 31, 2020

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$400	$2	$-	$32	$-

Interest rate swaps	350	-	-	9	-

Foreign exchange contracts:

Foreign currency swaps	11,592	258	(599)	432	(477)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	1,338	1	-	1	-

Interest rate floors	200	35	-	35	-

Interest rate swaps	168	8	-	8	-

Swaptions	3,656	26	-	26	-

Fixed income futures	12,536	-	-	-	-

Fixed income forwards	2,295	15	(1)	15	(1)

Foreign exchange contracts:

Foreign currency forwards	1,771	4	(16)	4	(16)

Foreign currency swaps	132	9	(6)	9	(6)

Equity contracts:

Equity total return swaps	-	-	-	-	-

Equity index futures	-	-	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-	-	-

Credit contracts:

Purchased credit default swaps	-	-	-	-	-
Warrants	-	-	-	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	6	-	-	-	-

Equity contracts:

Equity total return swaps	-	-	-	-	-

Total derivatives		$358	$(622)	$571	$(500)

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

	December 31, 2019

	Notional	Statement Value		Fair Value

	Amount	Assets	Liabilities	Assets	Liabilities

			(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$600	$3	$-	$27	$-

Interest rate swaps	56	-	-	5	-

Foreign exchange contracts:

Foreign currency swaps	10,962	468	(168)	590	(142)

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	998	2	-	2	-

Interest rate floors	2,252	32	(2)	32	(2)

Interest rate swaps	150	2	(0)	2	-

Swaptions	3,559	31	-	31	-

Fixed income futures	7,370	-	-	-	-

Fixed income forwards	-	-	-	-	-

Foreign exchange contracts:

Foreign currency forwards	1,092	1	(15)	1	(15)

Foreign currency swaps	121	7	(4)	7	(4)

Equity contracts:

Equity total return swaps	-	-	-	-	-

Equity index futures	-	-	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-	-	-

Credit contracts:

Purchased credit default swaps	-	-	-	-	-
Warrants	-	-	-	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-	-	-

Equity contracts:

Equity total return swaps	-	-	-	-	-

Total derivatives		$546	$(189)	$697	$(163)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments or other liabilities in the statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The effects of the Company’s use of derivative instruments on the statements of operations and changes in surplus for the years ended December 31, 2020, 2019 and 2018 were as follows:

	For the year ended December 31, 2020
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$15

Interest rate swaps	-	-	1

Foreign exchange contracts:

Foreign currency swaps	(641)	29	158

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	-	-	(1)

Interest rate floors	9	27	-

Interest rate swaps	6	-	1

Swaptions	(3)	-	(9)

Fixed income futures	12	(121)	-

Fixed income forwards	13	23	-

Foreign exchange contracts:

Foreign currency forwards	2	(83)	-

Foreign currency swaps	(1)	-	2

Equity contracts:

Equity total return swaps	-	-	-

Equity index futures	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-

Credit contracts:

Purchased credit default swaps	-	(1)
Warrants	(40)	117	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	5	-

Equity contracts:

Equity total return swaps	-	52	-

Total derivatives	$(643)	$48	$167

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

	For the year ended December 31, 2019
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$8

Interest rate swaps	-	-	-

Foreign exchange contracts:

Foreign currency swaps	(188)	(3)	139

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	(3)	-	(2)

Interest rate floors	11	-	(1)

Interest rate swaps	(9)	4	1

Swaptions	(34)	-	(9)

Fixed income futures	7	(123)	-

Fixed income forwards	-	4	-

Foreign exchange contracts:

Foreign currency forwards	(17)	46	-

Foreign currency swaps	(1)	-	1

Equity contracts:

Equity total return swaps	-	68	(9)

Equity index futures	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-

Credit contracts:

Purchased credit default swaps	-	-
Warrants	26	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Equity contracts:

Equity total return swaps	-	-	-

Total derivatives	$(208)	$(4)	$128

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

	For the year ended December 31, 2018
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
		(in millions)
Derivatives designated as hedging instruments:

Interest rate contracts:

Interest rate floors	$-	$-	$6

Interest rate swaps	-	-	-

Foreign exchange contracts:

Foreign currency swaps	376	30	107

Derivatives not designated as hedging instruments:

Interest rate contracts:

Interest rate caps	-	-	(2)

Interest rate floors	(1)	-	-

Interest rate swaps	7	12	(1)

Swaptions	8	-	(9)

Fixed income futures	(9)	(32)	-

Fixed income forwards	(4)	(8)	-

Foreign exchange contracts:

Foreign currency forwards	12	24	-

Foreign currency swaps	5	-	-

Equity contracts:

Equity total return swaps	-	-	-

Equity index futures	-	-	-

Fixed contracts:

Fixed income total return swaps	-	-	-

Credit contracts:

Purchased credit default swaps	-	-
Warrants	16	-	-

Investment replications

Interest rate contracts:

Interest rate swaps	-	-	-

Equity contracts:

Equity total return swaps	-	-	-

Total derivatives	$410	$26	$101

Changes in net unrealized gains or losses resulting from derivatives that no longer qualify for hedge accounting were $0 million, $0 million and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

5.	Policy Benefit Reserves

General account policy benefit reserves at December 31, 2020 and 2019 were as follows:

	December 31,
	2020	2019
	(in millions)

Life insurance reserves	$194,110	$185,991

Annuity reserves	11,849	10,887

Deposit funds	4,860	3,580

Disability and long-term care unpaid claims and claim reserves	5,342	5,200

Disability and long-term care active life reserves	6,064	5,442

Total policy benefit reserves	$222,225	$211,100

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the OCI and are computed in accordance with standard actuarial methodology based on the Commissioners’ Reserve Valuation Method (CRVM) or the net level premium method. The reserves are based on assumptions for interest, mortality and other risks insured. Effective January 1, 2017, the OCI required a principles-based approach (“PBR”) for the calculation of its policy benefit reserves with a three-year phase-in period from the effective date. PBR requires reserves to be calculated using company experience assumptions with margin subject to a floor based on similar prescribed methods and assumptions used with existing in-force business. The Company adopted PBR for certain new life insurance products issued on or after July 1, 2019 and for all remaining life insurance policies issued on or after January 1, 2020. PBR did not affect policy benefit reserves for policies in-force prior to January 1, 2017.

Life insurance reserve calculations, using basic data, determine tabular interest, tabular cost, and tabular cost less actual reserves released. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

As of December 31, 2020, the Company had nearly $2 trillion of total life insurance in force, including $29 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated using mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Additional premiums or charges are assessed for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

At December 31, 2020 and 2019, the account and cash values related to the Company’s general account life reserves were as follows:

	Account Value		Cash Value		Reserves
	December 31,
	2020	2019	2020	2019	2020	2019
			(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$8,449	$7,602	$8,185	$7,319	$8,211	$7,346
Universal life with secondary guarantees	14	14	12	11	29	26
Other permanent cash value life insurance	-	-	171,031	164,904	174,799	168,377
Variable life	-	-	-	-	943	941
Variable universal life	5	4	5	4	27	27
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	-	-	4,830	4,556
Accidental death benefits	-	-	-	-	11	12
Disability - active lives	-	-	-	-	1,100	1,032
Disability - disabled lives	-	-	-	-	1,297	1,243
Miscellaneous reserves	-	-	-	-	2,894	2,774

Total gross life reserves	8,468	7,620	179,233	172,238	194,141	186,334
Reinsurance ceded	-	-	-	-	1,216	1,223

Total net life insurance	$8,468	$7,620	$179,233	$172,238	$192,925	$185,111

At December 31, 2020 and 2019, the withdrawal characteristics of the Company’s separate account life reserves were as follows:

	Account Value		Cash Value		Reserves
	December 31,
	2020	2019	2020	2019	2020	2019
			(in millions)
Subject to discretionary withdrawal, surrender values or policy loans:
Variable life	$-	$-	$9,086	$8,162	$8,199	$7,281
Variable universal life	1,375	1,093	1,308	1,043	1,287	1,020

Total gross life reserves	$1,375	$1,093	$10,394	$9,205	$9,486	$8,301

Reinsurance ceded	-	-	-	-	-	-

Total net life insurance	$1,375	$1,093	$10,394	$9,205	$9,486	$8,301

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Following are amounts reported as net life insurance reserves in the Company’s Annual Statement, which agree with the amounts reported as net life insurance reserves in the table above at December 31, 2020 and 2019.

	December 31,
	2020	2019
	($ in millions)
From Life, Accident & Health Annual Statement:
Life insurance	$190,270	$182,519
Accidental death benefits	11	12
Disability - active lives	1,100	1,032
Disability - disabled lives	1,297	1,243
Miscellaneous reserves	247	305

Subtotal net life insurance	192,925	185,111

From Separate Accounts Annual Statement:
Life insurance	9,486	8,301

Combined Total	$202,411	$193,412

During 2019, the methodology and mortality assumptions used in certain life insurance reserve calculations were reviewed and updated, and the corresponding reserves were reduced by $1.6 billion, net of reinsurance, respectively. This was accounted for as a change in valuation basis and is included in other surplus changes in the statements of changes in surplus.

Annuity Reserves

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioners’ Annuity Reserve Valuation Method (CARVM), Valuation Manual Section 21 (VM-21) for variable annuity products and Actuarial Guideline 33 for all other products. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments. Changes in future policy benefit reserves on supplementary contracts and income annuities without life contingencies are deposit-type transactions and are excluded from net additions to policy benefit reserves in the statements of operations.

During 2020, valuation interest rate assumptions used in certain annuity reserve calculations were reviewed and updated, and the corresponding reserves were increased by $ 126 million. This was accounted for as a change in valuation basis and is included in other surplus changes in the statements of changes in surplus.

Deposit Funds

Deposit funds primarily represent reserves for funding agreements, supplementary contracts and income annuities without life contingencies, and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a supplementary contract consisting of a series of scheduled payments. If the beneficiary does not affirmatively choose a supplementary contract, the proceeds are automatically paid to the beneficiary in a single lump sum.

Prior to November 1, 2013, beneficiaries of the Company’s life insurance policies also could choose to receive their death benefit by deposit of the proceeds (if $ 20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments and high quality corporate bonds. Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The total deposit fund liability for Northwestern Access Fund account balances held by the Company was $310 million and $328 million at December 31, 2020 and 2019, respectively. Accounts were credited with interest at annual rates ranging from 0.02% to 3.50% and 1.28% to 3.50% during 2020 and 2019, respectively. The crediting interest rates changed 28 times and 45 times during 2020 and 2019, respectively.

In May 2020, the Company became a member of the Federal Home Loan Bank of Chicago (FHLBC) and began issuing funding agreements to FHLBC in exchange for cash. Funding agreements are issued through the general account and the sales proceeds are invested as part of a spread lending strategy. The Company is required to pledge collateral to the FHLBC in the form of eligible securities when funding agreements are issued. Upon an event of default by the Company, the FHLBC’s recovery on the collateral is limited to the outstanding amount of the Company’s liability to the FHLBC.

At December 31, 2020, the Company held $37 million of FHLBC activity stock. At December 31, 2020, the amount of collateral pledged to the FHLBC was as follows:

	Statement Value (1)	Fair Value (1)
	(in millions)
Current year	$1,359	$1,525

(1)	Includes amounts in excess of minimum requirements

During the year ended December 31, 2020, the maximum amount of collateral pledged to the FHLBC was as follows:

	Statement Value	Fair Value	Amount Borrowed at Time of Max Collateral
	(in millions)
Current year	$1,359	$1,525	$886

At December 31, 2020, the amount borrowed from FHLBC, in the form of funding agreements, was as follows:

December 31,
2020
(in millions)

Borrowed	$886

Deposit fund reserves	$886

Max borrowed during the year	$886

Borrowing capacity as determined by insurer	$8,000

The Company does not have prepayment obligations for these funding agreements.

During December 2020, the Company established a $10 billion global FABN program. As part of this program, a special purpose entity will issue medium term notes (Notes) to investors. Note proceeds will be used to purchase funding agreements from the Company. The issued funding agreements will have payment terms substantially identical to the Notes. For the year ended December 31, 2020, the Company has not issued funding agreements under this FABN program. During January 2021, the Company issued its first funding agreement, in the amount of $750 million, as part of this program.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

At December 31, 2020 and 2019, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit funds were as follows:

	General Account		Separate Account		Total
	December 31,
	2020	2019	2020	2019	2020	2019
	(in millions)
Individual Annuities
Subject to discretionary withdrawal
- with market value adjustment	$70	$85	$-	$-	$70	$85
- at book value less surrender charge of 5% or more	71	80	-	-	71	80
- at fair value	-	-	22,203	20,535	22,203	20,535

Total with market value adjustment or at fair value	141	165	22,203	20,535	22,344	20,700
- at book value without adjustment	1,857	1,893	-	-	1,857	1,893
Not subject to discretionary withdrawal	7,861	6,984	289	271	8,150	7,255

Total gross individual annuities	9,859	9,042	22,492	20,806	32,351	29,848
Reinsurance ceded	-	-	-	-	-	-

Total net individual annuities	$9,859	$9,042	$22,492	$20,806	$32,351	$29,848

Group Annuities
Subject to discretionary withdrawal
- at fair value	$-	$-	$19	$21	$19	$21

Total with market value adjustment or at fair value	-	-	19	21	19	21
Not subject to discretionary withdrawal	1,990	1,845	6,291	5,577	8,281	7,422

Total gross group annuities	1,990	1,845	6,310	5,598	8,300	7,443
Reinsurance ceded	-	-	-	-	-	-

Total net group annuities	$1,990	$1,845	$6,310	$5,598	$8,300	$7,443

Deposit-Type Contracts
Subject to discretionary withdrawal
- with market value adjustment	$95	$112	$-	$-	$95	$112
- at fair value	-	-	33	31	33	31

Total with market value adjustment or at fair value	95	112	33	31	128	143
- at book value without adjustment	3,468	3,133	-	-	3,468	3,133
Not subject to discretionary withdrawal	1,297	335	-	-	1,297	335

Total gross deposit-type contracts	4,860	3,580	33	31	4,893	3,611
Reinsurance ceded	-	-	-	-	-	-

Total net deposit-type contracts	$4,860	$3,580	$33	$31	$4,893	$3,611

Total annuity reserves and deposit funds	$16,709	$14,467	$28,835	$26,435	$45,544	$40,902

Of the individual annuity reserves at book value less surrender charge of 5% or more noted above, the Company expects that $9 million will have less than a 5% surrender charge and be reported with the amounts at book value without adjustment in 2021.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Following are amounts reported as net annuity reserves in the Company’s Annual Statement, which agree with the amounts reported as net annuity reserves in the table above at December 31, 2020 and 2019.

	December 31,
	2020	2019
	($ in millions)
From Life, Accident & Health Annual Statement:
Annuities	$10,300	$9,469
Supplementary contracts with life contingencies	1,549	1,418
Deposit-type contracts	4,860	3,580

Subtotal net annuity reserves	16,709	14,467
From Separate Accounts Annual Statement:
Annuities	28,513	26,133
Supplementary contracts	289	271
Other contract deposit funds	33	31

Subtotal net annuity reserves	28,835	26,435

Combined Total	$45,544	$40,902

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability and long-term care policies are based on the present value of expected benefit payments. The changes in reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies for the years ended December 31, 2020 and 2019 were as follows:

	For the years ended

	December 31,
	2020	2019
	(in millions)

Balance at January 1	$5,200	$5,012

Incurred related to:
Current year	972	845
Prior years	(85)	57

Total incurred	887	902

Paid related to:
Current year	(41)	(34)
Prior years	(704)	(680)

Total paid	(745)	(714)

Balance at December 31	$5,342	$5,200

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience. In 2020, this change also included the impact of certain disability income assumption updates made to align assumptions with recent experience.

Active life reserves are based on the net level premium method for disability policies issued prior to 1987 and the two-year preliminary term method for those issued after 1987. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000. Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

During 2019, the morbidity assumptions used in certain long-term care insurance active life reserve calculations were reviewed and updated, and the corresponding reserves were increased by $340 million. This was accounted for as a change in valuation basis and is included in other surplus changes in the statements of changes in surplus.

Additional Actuarial Reserves

Each year, the Company must perform asset adequacy testing (AAT) to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to determine the adequacy of reserves under moderately adverse conditions. At December 31, 2020 and 2019, reserves required as a result of AAT were as follows:

	December 31,
	2020	2019
	(in millions)

Annuities and deposit funds	$320	$260
Life insurance	2	2

Total reserves	$322	$262

Statutory Minimum Reserves

The Company has the option to establish policy benefit reserves using a standard of valuation that produces higher reserves than those calculated according to the minimum standard provided in the statutory regulations. For contracts issued January 1, 2001 and later, excess reserves over the statutory minimums were $665 million and $549 million at December 31, 2020 and 2019, respectively.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported in deferred premium and other assets in the statements of financial position.

Deferred and uncollected premiums at December 31, 2020 and 2019 were as follows:

	December 31, 2020		December 31, 2019

	Gross	Net	Gross	Net
	(in millions)		(in millions)

Ordinary new business	$369	$219	$252	$156
Ordinary renewal	2,919	2,321	2,806	2,240

Total deferred and uncollected premiums	$3,288	$2,540	$3,058	$2,396

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

7.	Separate Accounts

Separate account liabilities at December 31, 2020 and 2019 were as follows:

	Variable Life		Variable Annuities		Total
	December 31,
	2020	2019	2020	2019	2020	2019
	(in millions)		(in millions)		(in millions)

Separate account reserves	$9,486	$8,301	$28,835	$26,435	38,321	$34,736
Non-policy liabilities					126	96

Total separate account liabilities					$38,447	$34,832

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (GMDB) underwritten by the Company. General account policy benefit reserves included $6 million and $5 million attributable to GMDB at December 31, 2020 and 2019, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.5 billion for the years ended December 31, 2020 and 2019, respectively. These amounts are reported as premiums in the statements of operations. The subsequent transfer of these premiums to the separate accounts, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners, is reported as net transfers to separate accounts in the statements of operations. Following are amounts reported as transfers to and from separate accounts within the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to (from) separate accounts within these financial statements:

	At and for the years ended December 31,

	2020	2019	2018
	(in millions)
From Separate Account Annual Statement:

Transfers to separate accounts	$1,467	$1,522	$1,696

Transfers from separate accounts	(2,147)	(2,305)	(2,193)

Net transfers to (from) separate accounts	$(680)	$(783)	$(497)

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (ERISA) and the Internal Revenue Code (“Code”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA and the Code for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company made no contributions to the qualified retirement plans during either of the years ended December 31, 2020 and 2019 and does not expect to make a contribution to the plans during 2021.

The Company’s defined benefit pension plans for employees contains two different benefit formulas – a formula based on the final average pay of the participant that was frozen as of December 31, 2013 and one that awards cash balance credits based on each participant’s age and years of service that became effective on January 1, 2014. Benefits accrued under the final average pay formula remain available to participants upon retirement. Accumulated cash balance credits earn interest based on market rates and are subject to a minimum crediting rate. The Company’s defined benefit pension plans for financial representatives utilize a formula that is based on the participant’s estimated annual income earned over their career.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. Participants are eligible for retirement health care coverage if they meet eligibility requirements for age and length of service and were either active or retired as of July 31, 2013 for employees and as of December 31, 2013 for financial representatives. Employees or financial representatives hired or contracted after the above dates are not eligible for coverage under the postretirement health plans. During 2020, the Company announced that beginning with employees retiring on or after January 1, 2022, the Company will no longer provide a subsidy for retiree health care coverage.

Medicare-eligible retirees and their dependents are offered health care options provided under an independent third-party health care marketplace (“marketplace”). Retirees and dependents that are not yet Medicare-eligible retain the historical health care benefits offered by the Company. Medicare-eligible retirees and dependents are provided with a pre-funded retiree health reimbursement account and access to third-party advisors to purchase health benefits through the marketplace. Non-Medicare-eligible retirees and dependents are provided premium assistance based on the retirees’ years of service with the Company. The Company pays the entire cost of retiree life insurance coverage.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2020 and 2019, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2020	2019	2020	2019
	(in millions)		(in millions)
Fair value of plan assets at January 1	$5,459	$4,621	$84	$73

Changes in plan assets:

Actual return on plan assets	854	988	13	15

Actual plan benefits paid	(155)	(150)	(3)	(4)

Fair value of plan assets at December 31	$6,158	$5,459	$94	$84

Plan assets consist of group annuity contracts issued by the Company that are funded by a Group Annuity Separate Account, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed with a long-term perspective and for the sole benefit of the plans’ participants.

Plan asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and to reposition the portfolio based upon perceived market opportunities and risks. Diversification, both by and within asset classes, is a primary risk management consideration. Assets are invested across various asset classes, sectors, industries and geographies. The measurement date for plan assets was December 31 of the respective period with the fair value of plan assets primarily based on quoted market prices.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The target asset allocations and the actual allocation of the plans’ investments based on fair value at December 31, 2020 and 2019 were as follows:

	Target Allocation		Actual Allocation

	2020	2019	2020	2019

Bonds	64%	64%	60%	62%

Equity investments	35%	35%	37%	36%

Other investments	1%	1%	3%	2%

Total assets	100%	100%	100%	100%

At each of December 31, 2020 and 2019, other investments were comprised of cash and short-term investments.

Benefit Plan Obligations

Aggregate projected benefit obligations (PBOs) of the defined benefit pension plans and postretirement benefit plans at December 31, 2020 and 2019 and changes in these obligations for the years then ended were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2020	2019	2020	2019

	(in millions)		(in millions)

Projected benefit obligation at January 1	$6,050	$4,970	$743	$610

Changes in benefit obligation:

Service cost of benefits earned	134	129	14	16

Interest cost on projected obligations	177	204	16	23

Projected gross plan benefits paid	(181)	(168)	(23)	(22)

Experience (gains)/losses	889	915	119	116

Plan amendments and other	-	-	(207)	-

Projected benefit obligation at December 31	$7,069	$6,050	$662	$743

The PBO represents the estimated net present value of estimated future benefit obligations. For defined benefit plans, the PBO includes assumptions for future compensation increases for active participants. The accumulated benefit obligation (ABO) is similar to the PBO but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $6.6 billion and $5.7 billion for the years ended December 31, 2020 and 2019, respectively. Experience (gains)/losses for each of the years ended December 31, 2020 and 2019 primarily reflect the impact of changes in the PBO discount rate.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2020 and 2019 and the net periodic benefit cost for the years ended December 31, 2020, 2019 and 2018 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans

	2020	2019	2020	2019
Projected benefit obligation:

Weighted average discount rate	2.44%	3.17%	2.37%	3.18%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%

Cash balance plan interest crediting rate	2.39%	3.14%	n/a	n/a

	Defined Benefit Plans			Postretirement Benefit Plans

	2020	2019	2018	2020	2019	2018
Net periodic benefit cost:
Weighted average discount rate	3.17%	4.18%	3.57%	3.18%	4.18%	3.57%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.25%	6.25%	6.25%	6.25%	6.25%	6.25%
Cash balance plan interest crediting rate	3.14%	4.16%	3.54%	n/a	n/a	n/a

The expected long-term rate of return on plan assets is estimated in consideration of historical financial market performance, internal and third-party capital market expectations and the long-term target asset allocation.

The assumed annual increase in future retiree medical costs used in measuring the obligation for postretirement benefits were as follows:

	December 31,

	2020	2019

Assumed annual increase	5.00%	5.00%

Ultimate rate of annual increase	5.00%	5.00%

Year in which ultimate rate is reached	2021	2020

Effective January 1, 2019, the Company’s exposure to medical inflation will be limited to a maximum annual increase of 3% with any annual increase in excess of that rate passed on to the plan’s participants in the form of increased premiums.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Benefit Plan Funded Status

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2020 and 2019.

	Defined Benefit Plans		Postretirement Benefit Plans

	2020	2019	2020	2019
	(in millions)		(in millions)

Fair value of plan assets	$6,158	$5,459	$94	$84

Projected benefit obligation	7,069	6,050	662	743

Funded status	(911)	(591)	(568)	(659)

Nonadmitted asset	(463)	(485)	-	-

Financial statement liability	$(1,374)	$(1,076)	$(568)	$(659)

The PBO for defined benefit plans above included $1,374 million related to the underfunded qualified plan for financial representatives and unfunded non-qualified plans at December 31, 2020 and $1,076 million related to unfunded non-qualified plans at December 31, 2019. In the aggregate, the fair value of qualified defined benefit plan assets represented 107% and 110% of the projected benefit obligations of these plans at December 31, 2020 and 2019, respectively.

Statutory accounting guidance requires that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the statements of changes in surplus. Aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the years ended December 31, 2020 and 2019:

	For the year ended December 31, 2020

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)			(in millions)
Balance at January 1	$(1,289)	$165	$299	$(63)	$(45)

Amortization from surplus into net periodic benefit cost	56	(25)	(14)	4	(4)

Changes in plan assets and benefit obligations recognized in surplus	(384)	-	-	(109)	234

Balance at December 31	$(1,617)	$140	$285	$(168)	$185

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

	For the year ended December 31, 2019

	Defined Benefit Plans			Postretirement Benefit Plans

	Net experience gains (losses)	Prior service (costs) credits	Net initial asset	Net experience gains (losses)	Prior service (costs) credits
	(in millions)			(in millions)
Balance at January 1	$(1,113)	$190	$314	$42	$(50)

Amortization from surplus into net periodic benefit cost	53	(25)	(15)	(1)	5

Changes in plan assets and benefit obligations recognized in surplus	(229)	-	-	(104)	-

Balance at December 31	$(1,289)	$165	$299	$(63)	$(45)

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2020, 2019 and 2018 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2020	2019	2018	2020	2019	2018
	(in millions)			(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$134	$129	$146	$14	$16	$20

Interest cost on projected obligations	177	204	180	16	23	21

Amortization of experience losses	56	53	42	4	(1)	-

Amortization of prior service (credits) costs	(25)	(25)	(25)	(4)	5	5

Amortization of initial net asset	(14)	(15)	-	-	-	-

Expected return on plan assets	(336)	(284)	(309)	(5)	(4)	(5)

Curtailment	(1)	-	-	28	-	-

Net periodic benefit (credit) cost	$(9)	$62	$34	$53	$39	$41

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2021 through 2030 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)

2021	$183	$28

2022	205	27

2023	214	27

2024	225	26

2025	233	26

2026-2030	1,306	125

Total	$2,366	$259

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide related benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2020, 2019 and 2018, the Company expensed total contributions to these plans of $57 million, $53 million and $50 million, respectively. The Company announced in the fourth quarter of 2020 that it’s matching contributions to the 401(k) plan will be temporarily ceased beginning in 2021 and replaced by additional contribution credits to the cash balance plan.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding coverage to various reinsurers. In 1999, the Company ceased reinsuring new individual disability policies, but has maintained a portion of the reinsurance ceded on policies issued prior to 1999. The Company cedes between 60—80% of the morbidity risk on group disability and 60% of the mortality risk on group life policies.

As part of an affiliated reinsurance agreement, the Company assumes 100% of the net risk associated with NLTC’s long-term care business. At December 31, 2020 and 2019, the net amount due from NLTC under this agreement was $50 million and $48 million, respectively.

Amounts in the financial statements are reported net of the impact of reinsurance. Policy benefit reserves were reported net of ceded reserves of $1.7 billion at both December 31, 2020 and 2019. The Company has reinsured all risks disclosed in the financial statements under Actuarial Guideline 48.

The effects of reinsurance on premium revenue and total benefits for the years ended December 31, 2020, 2019 and 2018 were as follows:

	For the years ended December 31,
	2020	2019	2018
	(in millions)

Direct premium revenue	$19,501	$19,197	$18,231

Premiums assumed	800	763	711

Premiums ceded	(978)	(950)	(906)

Premium revenue	$19,323	$19,010	$18,036

Direct benefit expense	$20,538	$20,158	$19,037

Benefits assumed	837	830	680

Benefits ceded	(792)	(805)	(699)

Total benefits	$20,583	$20,183	$19,018

In addition, the Company received $133 million, $135 million and $129 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2020, 2019 and 2018, respectively. These amounts are reported in other income in the statements of operations. For the years ended December 31, 2020, 2019 and 2018, the Company incurred $127 million, $136 million and $138 million, respectively, in expense allowances on reinsurance assumed from NLTC.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2020 and 2019 that were considered by the Company to be uncollectible.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

10.	Federal Income Taxes

The results of the Company’s operations are consolidated with the following entities for purposes of filing the Company’s consolidated federal income tax return:

Northwestern Mutual Investment Services, LLC	NM Harrisburg, Inc
NML Real Estate Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual MU TLD Registry, LLC	NM Pebble Valley, LLC
Northwestern Mutual Wealth Management Company	Northwestern Mutual Registry, LLC
NM Investment Holdings, LLC	QOZ Holding Co, LLC and subsidiaries
GRO, LLC and GRO-SUB, LLC	NM QOZ Fund, LLC
NM Career Distrib. Holdings, LLC and subsidiaries	NM QOZ Fund II, LLC
NM Investment Management Company, LLC	NM SAS, LLC
Northwestern Long Term Care Ins. Co	Venture Studio Holdings, LLC
Wysh Financial Services, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

The components of current income tax expense (benefit) in the Statements of Operations for the years ended December 31, 2020, 2019 and 2018 related to ordinary taxable income (loss) were as follows:

	For the years ended December 31,
	2020	2019	2018

	(in millions)
Tax payable on ordinary income	$637	$103	$110
Low income housing tax credits	(136)	(123)	(119)
Other tax credits	(71)	(49)	(23)
Decrease in contingent tax liabilities	(153)	(130)	(127)

Total current tax expense (benefit)	$277	$(199)	$(159)

In addition to current income tax benefit related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on capital gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense (benefit) of $433 million, $141 million and $(49) million was included in net IMR deferrals for the years ended December 31, 2020, 2019 and 2018, respectively. In addition, net realized capital gains and losses as reported in the statements of operations included current tax expense (benefit) of $(2) million, $173 million and $88 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The table below shows how the Company’s income tax expense or benefit for the years ended December 31, 2020, 2019 and 2018 differs from the amount obtained by applying the statutory rate of 21% to gain from operations before taxes, including net realized capital gains (losses) before IMR and capital gain tax (benefit):

	For the years ended December 31,
	2020	2019	2018

	(in millions)

Provision computed at statutory rate	$580	$402	$98

Adjustments to the statutory rate:

Subsidiary distributions	(283)	(73)	(115)

Tax credits	(207)	(172)	(142)

Amortization of IMR	(53)	(28)	(28)

Dividends received deduction	(31)	(33)	(26)

Employee benefits	(22)	(12)	(17)

Deferred adjustments	(29)	183	214

Other	(50)	(21)	(28)

Total statutory income tax expense (benefit)	$(95)	$246	$(44)

Federal income tax expense (benefit) reported on statements of operations	$277	$(199)	$(159)

Capital gains tax expense, net of IMR transfers	431	315	39

Change in net deferred tax assets	(803)	130	76

Total statutory income tax expense (benefit)	$(95)	$246	$(44)

During the year, the Company may make payments to or receive refunds from the Internal Revenue Service (IRS) for federal income taxes that are applicable to current or previous tax years. The Company made or received net income tax payments, including subsidiaries, of $679 million, $410 million and $150 million to the IRS during the years ended December 31, 2020, 2019 and 2018, respectively.

Federal income taxes available for recoupment in the case of future tax losses are limited to amounts reported on previous tax returns. Total capital gain taxes paid for tax years 2020, 2019 and 2018 that are available for recoupment are $461 million, $496 million and $247 million, respectively.

Federal income tax returns for 2016 and 2013 and prior years are closed as to further assessment of tax. Tax returns for the 2014 and 2015 tax years are in appeals with the IRS. Income taxes payable in the statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”) at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2020 and 2019 were as follows:

	For the years ended December 31,
	2020	2019
	(in millions)
Balance at January 1	$153	$283
Reductions for tax positions of prior years	(153)	(130)

Balance at December 31	$-	$153

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Included in contingent tax liabilities at December 31, 2020 and 2019 were $0 million and $138 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred taxes for amounts other than interest, the timing of the ultimate deduction may affect the effective tax rate in future periods. The Company has no tax positions for which the ultimate deductibility is not certain.

For the years ended December 31, 2020, 2019 and 2018, the Company recognized $(15) million, $(3) million and $(9) million, respectively, of interest-related tax expense.

The components of net deferred tax assets reported in the statements of financial position at December 31, 2020 and 2019 were as follows:

	December 31,
	2020	2019	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,016	$942	$74
Investments	319	259	60
Policy benefit liabilities	1,673	1,656	17
Benefit plan obligations	621	573	48
Fixed Assets	931	-	931
Other	83	115	(32)

Gross deferred tax assets	4,643	3,545	1,098

Nonadmitted deferred tax assets	-	-	-

Gross admitted deferred tax assets	4,643	3,545	1,098

Deferred tax liabilities:
Investments	986	822	164
Other	1,352	1,114	238

Gross deferred tax liabilities	2,338	1,936	402

Net deferred tax assets	$2,305	$1,609	$696

The Company exceeded the minimum RBC level of 300%, which is necessary to apply the maximum admissibility thresholds, based on authorized control level RBC computed without net deferred tax assets at December 31, 2020 and 2019.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Significant components of the calculation of net admitted deferred tax assets at December 31, 2020 and 2019 were as follows (in millions):

	December 31, 2020			December 31, 2019			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$4,324	$319	$4,643	$3,287	$258	$3,545	$1,037	$61	$1,098
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	4,324	319	4,643	3,287	258	3,545	1,037	61	1,098
Deferred tax assets nonadmitted	-	-	-	-	-	-	-	-	-

Subtotal net admitted deferred tax asset	4,324	319	4,643	3,287	258	3,545	1,037	61	1,098
Deferred tax liabilities	1,352	986	2,338	1,114	822	1,936	238	164	402

Net admitted deferred tax asset/(liability)	$2,972	$(667)	$2,305	$2,173	$(564)	$1,609	$799	$(103)	$696

	December 31, 2020			December 31, 2019			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$185	$185	$-	$147	$147	$-	$38	$38
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	2,599	-	2,599	1,695	-	1,695	904	-	904
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	1,725	134	1,859	1,592	112	1,704	133	22	155

Total deferred tax assets admitted as the result of application of SSAP No. 101	$4,324	$319	$4,643	$3,287	$259	$3,545	$1,037	$60	$1,098

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$2,599			$1,695			$904

b. Adjusted gross deferred tax assets allowed per limitation threshold			$3,394			$3,386			$8

Ratio percentage used to detemine recovery period and threshold limitation amount			920%			1010%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$22,625			$22,576

All gross deferred tax liabilities have been recognized at December 31, 2020 and 2019. The Company did not employ tax planning strategies in its valuation allowance assessment at either December 31, 2020 or 2019. At December 31, 2020, the percentage of net ordinary deferred tax assets admitted as a result of tax planning strategies was 9%. The Company did not employ tax planning strategies in its deferred tax asset admissibility calculations at December 31, 2019.

11.	Commitments and Contingencies

Commitments

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans and other investments. These forward commitments aggregated to $9.7 billion and $10.1 billion at December 31, 2020 and 2019, respectively, and were extended at market rates and terms.

Contingencies

The Company is engaged in various legal actions in the normal course of its insurance and investment operations. The status of these legal actions is actively monitored by the Company. If the Company believes, based on available information, that an adverse outcome upon resolution of a given legal action is probable and the amount of that adverse outcome is reasonably estimable, a loss is recognized and a related liability reported. Legal actions are subject to inherent uncertainties, and future events could change the Company’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of the Company that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2020.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of wholly-owned subsidiaries (e.g., debt guarantees) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If the financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-one years at December 31, 2020.

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2020 and 2019, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on fair value of the guarantees.

	December 31, 2020			December 31, 2019

Nature of guarantee	Maximum potential amount of future payments		Financial statement liability	Maximum potential amount of future payments		Financial statement liability

		(in millions)			(in millions)
Guarantees of future minimum compensation - financial representatives	$59		$1	$67		$1

Guarantees of real estate obligations	476		5	418		4

Guarantees issued on behalf of wholly-owned subsidiaries	106		-	19		-

Total guarantees	$641		$6	$504		$5

No material payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

12.	Related Party Transactions

The Company has a capital support and guarantee of benefits agreement that requires it to maintain the capital and surplus (as defined) of NLTC at a minimum level based upon a formula applied to NLTC’s earned premium and policy benefit reserves, or 150% of its company action level of RBC as prescribed by the NAIC, whichever is lower. In addition, NM guarantees NLTC’s policyowners its ability to pay all policy benefits due and owed pursuant to contracts of insurance sold by NLTC during the term of the agreement. This agreement was amended during 2020 to extend the length of the agreement through December 31, 2025 and increase the aggregate capital contribution limit from $200 million to $300 million. The Company contributed capital to NLTC of $15 million and $25 million for the years ended December 31, 2020 and 2019, respectively. The Company has contributed a total of $205 million to NLTC through December 31, 2020. The Company reported a payable to NLTC of $59 million and $56 million at December 31, 2020 and 2019, respectively, which is reported in other liabilities in the statements of financial position at each of those dates. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

13.	Surplus Notes

The following table summarizes the surplus notes issued by the Company and are outstanding at December 31, 2020:

Description	Issue date	Principal amount	Statement value	Interest paid current year	Cumulative interest paid	Interest rate	Maturity date
($ in millions)
2010 Notes	3/26/2010	$1,224	$1,224	$74	$1,083	6.063%	3/30/2040
2017 Notes	9/26/2017	1,200	1,198	46	139	3.850%	9/30/2047
2019 Notes	9/20/2019	1,347	1,151	50	50	3.625%	9/30/2059
	Total

		$3,771	$3,573	$170	$1,272

Each series of notes was distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on each of the above notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. SAP requires recognition of interest expense on the notes upon OCI approval of semi-annual interest payments.

On September 20, 2019, the Company issued $1,347 million of 2019 notes. A portion of the issuance was comprised of $ 600 million new principal, issued at a discount, with net proceeds of $597 million. The remaining $747 million of principal was used to redeem 2010 notes with a principal balance of $526 million as part of a surplus note exchange transaction. Of the $221 million of discount at the time of the exchange, $22 million was related to an inducement for noteholders to exchange their 2010 notes, and was recorded as a reduction to net investment income within the statement of operations. Since this exchange transaction did not meet the “substantially different” criteria within SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, the remaining discount of $199 million will be amortized and charged to the statement of operations over the remaining life of the 2019 notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company and do not repay principal prior to maturity, with principal payment at maturity subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder but are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.20% (2017 notes) and 0.25% (2010 and 2019 notes). The entire amount of the 2017 and 2019 notes are redeemable, at par, in the event of certain defined tax events.

No affiliates of the Company hold any portion of the notes, which are generally held of record at the Depository Trust Company by bank custodians on behalf of investors. No single investor holds 10% or more of the 2017 notes or the 2019 notes. The largest holder of the 2010 notes is Nippon Life Insurance Company of Japan, which held $250 million in principal amount of notes at each of December 31, 2020 and 2019.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (SSAP 100). The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In the absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2020 and 2019 were as follows:

	December 31, 2020

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(level 1)	(level 2)	(level 3)	(NAV)
	(in millions)
General account investment assets:
Bonds	$166,324	$183,434	$3,175	$162,956	$17,303	$-
Mortgage loans	41,568	45,155	-	-	45,155	-
Common and preferred stocks	4,623	4,659	4,051	60	548	-
Policy loans	17,686	17,686	-	-	17,686	-
Derivative assets	358	571	-	571	-	-
Surplus note investments	161	211	-	211	-	-
Cash and short-term investments	3,239	3,239	614	2,625	-	-

Separate account assets	38,447	38,447	34,519	3,172	711	45

General account liabilities:
Investment-type insurance reserves	$6,397	$6,445	$-	$-	$6,445	$-
Liabilities for repurchase agreements	1,315	1,315	-	1,315	-	-
Derivative liabilities	622	500	-	500	-	-
Separate account liabilities	38,447	38,447	34,519	3,172	711	45

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

	December 31, 2019

			Quoted prices in	Significant	Significant	Net

			active markets	observable	unobservable	Asset

	Statement	Fair	for identical assets	inputs	inputs	Value

	Value	Value	(level 1)	(level 2)	(level 3)	(NAV)
	(in millions)
General account investment assets:
Bonds	$159,760	$168,729	$2,605	$151,243	$14,881	$-
Mortgage loans	39,771	41,784	-	-	41,784
Common and preferred stocks	4,267	4,290	3,671	78	541
Policy loans	17,829	17,829	-	-	17,829
Derivative assets	546	697	-	697	-
Surplus note investments	111	144	-	144	-	-
Cash and short-term investments	2,408	2,408	809	1,599	-	-

Separate account assets	34,832	34,832	31,092	3,017	617	106

General account liabilities:
Investment-type insurance reserves	$5,242	$5,189	$-	$-	$5,189	$-
Liabilities for repurchase agreements	1,711	1,711	-	1,711	-	-

Derivative liabilities	189	163	-	163	-	-

Separate account liabilities	34,832	34,832	31,092	3,017	617	106

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 for more information regarding the Company’s investments in mortgage loans.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Derivative Instruments

The Company’s derivative investments are generally traded in over-the-counter markets with fair value estimated using industry-standard models with market-observable inputs such as swap yield curves, LIBOR basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads. Warrants classified as level 3 are generally privately-placed with fair value primarily based on a sponsor valuation or market comparables approach utilizing unobservable inputs. See Note 4 for more information regarding the Company’s derivative investments.

Surplus Note Investments

The Company invests in surplus note issuances of other mutual insurance companies. These bond-like instruments are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Cash and Short-term Investments

Cash and short-term investments include cash deposit balances, money market mutual funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers net asset value or amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is primarily based on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships, which the Company considers to approximate fair value.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

Repurchase Agreement Liabilities

See Note 3 for information regarding repurchase agreement activity, for which the Company considers the liability to return collateral to approximate the fair value of collateral originally received.

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the statements of financial position at December 31, 2020 and 2019.

	December 31, 2020

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(level 1)	(level 2)	(level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$401	$30	$90	$-	$521
Common and preferred stocks	4,051	-	390	-	4,441
Money market mutual funds	309	-	-	-	309
Derivative assets	-	98	-	-	98
Derivative liabilities	-	23	-		23

Total general account	$4,761	$151	$480	$-	$5,392

Separate accounts:
Mutual fund investments	$32,149	$-	$-	-	$32,149
Other benefit plan assets/liabilities	21	20	4	-	45
Pension and postretirement assets:
Bonds	341	3,094	118	-	3,553
Common and preferred stock	1,768	1	47	45	1,861
Cash and short-term securities	50	52	-	-	102
Other assets/liabilities	190	5	542	-	737

Subtotal pension and postretirement assets	2,349	3,152	707	45	6,253

Total separate accounts	$34,519	$3,172	$711	$45	$38,447

	December 31, 2019

	Quoted prices in	Significant	Significant	Net

	active markets	observable	unobservable	Asset

	for identical assets	inputs	inputs	Value

	(level 1)	(level 2)	(level 3)	(NAV)	Total

	(in millions)
General account:
Bonds	$3	$37	$5	$-	$45
Common and preferred stocks	3,671	-	458	-	4,129
Money market mutual funds	668	-	-	-	668
Derivative assets	-	75	-	-	75
Derivative liabilities	-	21	-		21

Total general account	$4,342	$133	$463	$-	$4,938

Separate accounts:
Mutual fund investments	$29,245	$-	$-	-	$29,245
Other benefit plan assets/liabilities	21	18	4	1	44
Pension and postretirement assets:
Bonds	226	2,887	119	-	3,232
Common and preferred stock	1,462	1	46	105	1,614
Cash and short-term securities	34	105	-	-	139
Other assets/liabilities	104	6	448	-	558

Subtotal pension and postretirement assets	1,826	2,999	613	105	5,543

Total separate accounts	$31,092	$3,017	$617	$106	$34,832

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

During 2020, transfers into level 3 are the result of observable market data, such as public ratings, no longer being available and transfers out of level 3 are the result of observable market data, including 3rd party vendor prices and public ratings, being available and utilized in the determination of the fair market value of the securities. There were no material asset transfers into or out of level 3 during the year ended December 31, 2019.

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2020 and 2019.

For the year ended December 31, 2020	General account common and preferred stock	General account bonds	Derivative assets	Separate account assets

		(in millions)
Fair value, beginning of period	$458	$5	$-	$617

Realized gains/(losses)	14	(5)	-	47

Unrealized gains/(losses)	(21)	(25)		41

Issuances	-	-	-	-

Purchases	58	5	-	137

Sales	(57)	-	-	(134)

Settlements	-	-	-	-

Net discount/premium	8	-	-	2

Transfers into level 3		110	-	7

Transfers out of level 3	(70)	-	-	(6)

Fair value, end of period	$390	$90	$-	$711

For the year ended December 31, 2019	General account common and preferred stock	General account bonds	Derivative assets	Separate account assets

	(in millions)
Fair value, beginning of period	$455	$5	$16	$531

Realized gains/(losses)	(27)	-	-	41

Unrealized gains/(losses)	24	-		26

Issuances	-	-	-	-

Purchases	37	-	-	151

Sales	(35)	-	-	(132)

Settlements	-	-	-	-

Net discount/premium	4	-	-	(1)

Transfers into level 3		-	-	1

Transfers out of level 3	-	-	(16)

Fair value, end of period	$458	$5	$-	$617

The Northwestern Mutual Life Insurance Company

Notes to Financial Statements

December 31, 2020, 2019 and 2018

The fair values of level 3 financial instruments are sensitive to changes in significant unobservable inputs. Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur if credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks and derivatives, are primarily valued using a private equity sponsor valuation or market comparables approach. Both approaches rely on the use of multiples that are based on industry-specific comparable companies. Multiples are derived from the relationship of an entity’s fair value to its book value or earnings before interest, taxes, depreciation and amortization (EBITDA). The use of EBITDA normalizes for company-specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the fair value of the investment. The opposite impact would occur if the multiple decreased.